UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
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Preliminary Information Statement

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Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

VIRTU FINANCIAL, INC.

(Name of Registrant As Specified In Charter)
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VIRTU FINANCIAL
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
GENERAL INFORMATION
Dear Stockholders of Virtu Financial, Inc.:
We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on November 4, 2026 (the “Record Date”), of Class A common stock, par value $0.00001 per share (“Class A common stock”), Class B common stock, par value $0.00001 per share (“Class B common stock”), Class C common stock, par value $0.00001 per share (“Class C common stock”), and Class D common stock, par value $0.00001 per share (“Class D common stock”), of Virtu Financial, Inc. (“Virtu,” the “Company,” “we” or “our”).
On November 4, 2026, the Board of Directors of Virtu, following the recommendation of a special committee of the Board, unanimously adopted resolutions approving the reincorporation of the Company from the State of Delaware to the State of Texas by conversion pursuant to a Plan of Conversion (such reincorporation, the “Reincorporation”). On the same day, TJMT Holdings LLC, a Delaware limited liability company, which holds a majority of the aggregate voting power of our outstanding shares of capital stock, acted by written consent to approve the Reincorporation (such written consent, the “Written Consent”).
The purpose of this Notice and the accompanying Information Statement is to (1) inform our stockholders of the action described above before the Reincorporation takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Reincorporation no earlier than 20 calendar days after the commencement of mailing of the Information Statement to our stockholders. The Information Statement is first being mailed to stockholders on       , 2026.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
By Order of the Board of Directors,

Aaron Simons
Director and Chief Executive Officer
       , 2026

Virtu Financial, Inc.
1633 Broadway
New York, New York 10019
INFORMATION STATEMENT
General
In this Information Statement, unless the context otherwise requires, “Virtu Financial, Inc.,” “Virtu,” the “Company,” the “Delaware Corporation,” “we,” “us” and “our” and similar expressions refer to Virtu Financial, Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that:
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on November 4, 2026, our Board of Directors, upon the recommendation of a special committee thereof, unanimously adopted resolutions (the “Reincorporation Resolutions”) (i) approving the reincorporation of the Company from the State of Delaware to the State of Texas by conversion pursuant to a Plan of Conversion (the “Plan of Conversion”) and (ii) recommending the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions be approved and adopted by the Company’s stockholders; and

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on the same day, TJMT Holdings LLC, a Delaware limited liability company, which owned a majority of the voting power of the outstanding shares of the Company’s capital stock entitled to vote thereon as of the close of business on November 4, 2026 (the “Record Date”), delivered to the Company a written consent (the “Written Consent”) approving and adopting the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions.

The Information Statement is first being mailed to stockholders on        , 2026. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”).
We will pay the costs of preparing and distributing or making available the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A common stock, Class B common stock, Class C common stock and Class D common stock, as applicable, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
The Written Consent
Section 228 of the DGCL provides that, unless otherwise provided in the certificate of incorporation, any action required to be taken, or which may be taken, at any annual or special meeting of stockholders of a corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by Section 228 of the DGCL.
Article 8.1 of the Company’s Second Amended and Restated Certificate of Incorporation (the “Delaware Charter”) provides that, prior to the Triggering Event (as defined in the Delaware Charter), any action required or permitted to be taken by the stockholders of the Company may be effected by the written consent of the holders of a majority of the total voting power of the Company entitled to vote thereon, voting together as a single class, in lieu of a duly called annual or special meeting of stockholders. From and after the Triggering Event, stockholder action may be effected only at a duly called annual or special meeting and may not be effected by written consent. The “Triggering Event” is the first date on which TJMT Holdings LLC and its permitted transferees, including Vincent Viola, members of his family and certain family trusts and other family-partnership or estate-planning vehicles as specified in the Delaware Charter, cease collectively to beneficially own shares representing at least 25% of the issued and outstanding shares of common stock of the Company. The Triggering Event has not yet occurred.
On November 4, 2026, TJMT Holdings LLC (the “Consenting Stockholder”) delivered to the Company the Written Consent in accordance with Section 228 of the DGCL, pursuant to which the Consenting Stockholder approved and adopted the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions. The Consenting Stockholder is owned by trusts for the benefit of family members of Vincent Viola and Teresa Viola, Vincent Viola’s wife. Teresa Viola and Michael T. Viola, Vincent Viola’s son and one of the Company’s directors, share dispositive control and voting control over the shares held by the Consenting Stockholder.
Voting and Vote Required
The Company is not seeking consents, authorizations or proxies from you.
Pursuant to Section 266 of the DGCL, the Reincorporation must be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.
As of the Record Date, there were [      ] shares of Class A common stock, [      ] shares of Class B common stock, [      ] shares of Class C common stock and [      ] shares of Class D common stock outstanding and entitled to vote. As of the Record Date, the Consenting Stockholder held [      ] shares of Class A common stock, [      ] shares of Class B common stock, [      ] shares of Class C common stock and [      ] shares of Class D common stock, representing approximately [      ] % of the combined voting power of the outstanding shares of capital stock of the Company.
Accordingly, delivery of the Written Consent by the Consenting Stockholder representing a majority of the voting power of the outstanding shares of capital stock of the Company, on a combined basis, as of the Record Date, following approval by our Board of Directors, satisfies the requirements of Section 266 of the DGCL.
Notice Pursuant to Section 228(e) of the DGCL
Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.
Principal Terms of the Reincorporation
Our Board of Directors has unanimously approved, and recommended that our stockholders approve and adopt, (i) the Reincorporation, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), (ii) the Plan of Conversion included as Appendix B to this Information Statement, and (iii) the Reincorporation Resolutions included as Appendix A to this Information Statement.
The Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), as set forth in the Plan of Conversion.
Through the adoption of the Plan of Conversion, upon the effective time of the Reincorporation (the “Effective Time”):
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The Company will continue in existence as a Texas corporation and will continue to operate its business under the current name, “Virtu Financial, Inc.” The corporate existence of Virtu Financial, Inc. will not cease at any time.

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The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Texas law. See “What Changes After Reincorporation? — Certain Differences in Stockholder Rights under Delaware and Texas Law” below.

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The Company will cease to be governed by the Delaware Charter, which is included as Appendix C to this Information Statement, and the Amended and Restated By-laws of the Company (the “Delaware By-laws”), which are included as Appendix D to this Information Statement, and will instead be subject to the provisions of the Texas certificate of formation (the “Texas Charter”) and the Texas by-laws (the “Texas By-laws”), forms of which are included as Appendix E and Appendix F, respectively, to this Information Statement. See “What Changes After Reincorporation? — Certain Differences Between the Delaware Charter and By-laws and the Texas Charter and By-laws” below.

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The Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Reincorporation).

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Each outstanding share of our Class A common stock, Class B common stock, Class C common stock, and Class D common stock will be automatically converted into one outstanding share of Class A common stock or Class B common stock, Class C common stock, and Class D common stock, as applicable, of the Texas Corporation pursuant to the Plan of Conversion.

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Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.

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Each outstanding warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A common stock, Class B common stock, Class C common stock, Class D common stock or other equity securities of the Company, whether vested or unvested, which is outstanding immediately prior to the Reincorporation, will continue in existence and constitute a corresponding award, right or instrument with respect to the same amount and corresponding class of common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share and will, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Reincorporation. The Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan and the Exchange Agreement (as defined below) will continue in effect. See “Certain Matters That Will Not Change After Reincorporation — Equity Plans and Exchange Agreement” below.

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Our Class A common stock will continue to be traded on the New York Stock Exchange under the symbol “VIRT.” We do not expect any interruption in the trading of our Class A common stock as a result of the Reincorporation.

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The Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending as of the Effective Time or extinguish or adversely affect the standing or ability of such persons or entities to initiate certain derivative actions or suits on behalf of the Delaware Corporation.

In connection with the Reincorporation, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Reincorporation. Nonetheless, we may face legal challenges to the Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Reincorporation.
The Reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the Effective Time, if the Board of Directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders.
Appraisal Rights
Class A Stockholders
HOLDERS OF OUR CLASS A COMMON STOCK ARE NOT ENTITLED TO APPRAISAL RIGHTS WITH RESPECT TO THE REINCORPORATION.
Class B, Class C and Class D Stockholders
If the Reincorporation is completed, holders of record and beneficial owners of our Class B common stock, Class C common stock and Class D common stock who (1) did not consent to or otherwise vote in favor of the Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Reincorporation under Section 262 of the DGCL.
Background of the Reincorporation
The Company was incorporated in Delaware in October 2013. Delaware has long been the jurisdiction of choice for U.S. corporations due to the extensive experience of the Delaware courts in adjudicating corporate and business-related matters, predictable legal outcomes and speedy resolutions, and deference to the judgment of boards of directors, among other reasons. The competitive landscape among states has changed significantly in recent years, with both Texas and Nevada taking significant actions designed to attract corporations to incorporate in their states. In particular, the Texas legislature in recent years has adopted amendments to the TBOC that are intended to enhance predictability concerning the standard of conduct to which directors and officers are held through a statutory framework for reviewing corporate decisions. The Texas legislature also established the Texas Business Court, a statewide, specialized trial court created to resolve certain complex business disputes.
In light of recent state-level efforts to modernize corporate law, the Board of Directors initiated a review process to assess whether relocating the Company’s state of incorporation would better advance the Company’s long-term strategic objectives.
Board of Directors’ Evaluation of the Reincorporation
In April 2025, management of the Company commenced discussions with the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”)

and the Board of Directors regarding recent developments in the State of Delaware and initiatives by certain other states, including Texas, aimed at enhancing their attractiveness as jurisdictions of incorporation in competition with Delaware.
On June 16, 2025, the Nominating and Corporate Governance Committee held a meeting. Members of management and representatives of Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”), the Company’s outside corporate counsel, were present at the meeting. At the request of the Nominating and Corporate Governance Committee, representatives of Wachtell Lipton presented on corporate governance trends relating to the selection of jurisdiction of incorporation for public companies, recent legislative and judicial developments in Delaware and certain considerations in selecting Delaware versus other states as the state of incorporation, including Texas and Nevada. At the conclusion of the meeting, the Nominating and Corporate Governance Committee discussed a potential reincorporation from Delaware to Texas given the Company’s significant operations in Texas, but determined to wait to see how Delaware and Texas law would continue to develop before taking any action.
On July 29, 2025, the Nominating and Corporate Governance Committee provided an update to the Board of Directors on its consideration of potential alternative jurisdictions of incorporation for the Company, including its recommendation to wait and see how Delaware and Texas law would continue to develop.
On July 16, 2026, the Nominating and Corporate Governance Committee held another meeting, at which members of management and representatives of Wachtell Lipton were present. Representatives of Wachtell Lipton provided an update on recent governance trends relating to the selection of jurisdiction of incorporation for public companies, recent legislative and judicial developments in Delaware and Texas, and information on the potential benefits and considerations of a reincorporation from Delaware to Texas. Representatives of Wachtell Lipton also outlined the process to reincorporate if the Company were to decide to undertake the transaction. The Nominating and Corporate Governance Committee determined that it would be advisable for the Company to undertake an evaluation of the relative merits of remaining incorporated in Delaware as compared to reincorporating to another jurisdiction, with a focus on Texas given the Company’s significant operations in the state and the legislative developments in Texas corporate law.
After evaluating the potential reincorporation, on July 29, 2026, the Nominating and Corporate Governance Committee provided an update to the Board of Directors on its consideration of potential alternative jurisdictions of incorporation for the Company, including its recommendation that it would be advisable for the Company to undertake an evaluation of the relative merits of remaining incorporated in Delaware as compared to reincorporating to another jurisdiction, with a focus on Texas.
In light of the fact that a redomestication could arguably constitute a “controlling stockholder transaction” under Section 144(e) of the DGCL, on August 19, 2026, the Board of Directors established a special committee (the “Special Redomestication Committee”), consisting solely of disinterested directors with respect to the potential reincorporation, to review and evaluate, negotiate (or oversee the negotiation of) and to reject a potential reincorporation, and ultimately provide a recommendation to the Board of Directors as to whether to approve a potential reincorporation. The Board of Directors appointed to the Special Redomestication Committee directors Christopher Quick, Virginia Gambale and Joanne Minieri, each of whom the Board of Directors determined to be disinterested, within the meaning of Section 144(e)(4) of the DGCL, and independent with respect to the potential reincorporation for purposes of Section 144(b)(1) of the DGCL.
Special Redomestication Committee’s Evaluation of the Reincorporation
On August 31, 2026, the Special Redomestication Committee met, with the Company’s in-house legal counsel and representatives of Wachtell Lipton in attendance. At the meeting, Wachtell Lipton provided an overview of recent trends relating to companies redomesticating from Delaware to other states (including Texas), recent legislative and judicial developments in Delaware and the relative advantages and considerations in redomesticating to a different state. Representatives of Wachtell Lipton also discussed with the Special Redomestication Committee the mechanics of and corporate approvals that would be required to effect the potential reincorporation. The committee members also considered potential interests of the Company’s controlling stockholder in the reincorporation that could be in addition to, or different from, that of other shareholders in the reincorporation, based on certain differences in state law and the potential impact. The Special Redomestication Committee determined that it was interested in a potential reincorporation from Delaware to Texas, given Virtu’s significant operations in Texas and the legislative developments in Texas corporate law. The Special Redomestication Committee requested the Company’s in-house legal counsel, working with representatives of Wachtell Lipton, prepare draft documents for such a redomestication.
On September 24, 2026, the Special Redomestication Committee held another meeting, with the Company’s in-house legal counsel and representatives of Wachtell Lipton in attendance. At the meeting, the Company’s in-house legal counsel, together with representatives of Wachtell Lipton, discussed developments since the meeting on August 31, 2026, and reviewed drafts of the Plan of Conversion, Texas Charter and Texas By-laws if the Company were to undertake a redomestication. The Special Redomestication Committee further discussed the differences in the corporate law of Delaware and Texas, including material differences between current stockholder rights and rights that would be available if the Company were to reincorporate to Texas. The Special Redomestication Committee posed questions to Wachtell Lipton regarding key differences between Texas and Delaware law where the Board of Directors would have discretion to elect to adopt certain optional provisions in the Texas Charter and Texas By-laws, and the Special Redomestication Committee provided its feedback on the provisions that it would recommend including in the Texas Charter and Texas By-laws.
Interim Meetings of Counsel
In addition to the formal meetings held by the Board of Directors and Special Redomestication Committee, in-house legal counsel at the Company, as well as representatives of Wachtell Lipton, convened separately on multiple occasions throughout the process, to discuss certain logistical and procedural matters. These discussions facilitated the efficient coordination of the Special Redomestication Committee’s work and ensured that all relevant parties were aligned on the process.
Recommendation of the Special Redomestication Committee
After additional consideration and review of the proposed Plan of Conversion, the Texas Charter and the Texas By-laws, the Special Redomestication Committee members determined that reincorporating the Company in Texas was in the best interests of the Company and its stockholders. Among other factors, the Special Redomestication Committee’s reasons for recommending the Reincorporation included: (i) the Company’s significant operations in Texas, (ii) Texas’s more statute-based approach to corporate law, including its codification of the business judgment rule, may provide clearer standards for corporate decision-making and the conduct of directors and officers; (iii) recent amendments to Texas corporate law that were intended to modernize corporate governance processes, facilitate private ordering and provide public companies with greater flexibility in managing their internal affairs; (iv) Texas law includes mechanisms that may discourage opportunistic or meritless stockholder litigation, which can impose substantial defense expenses, divert management’s attention from the Company’s operations and deter qualified individuals from serving as directors and officers; and (v) potential cost and administrative efficiencies, including cost savings arising from the elimination of the Company’s obligation to pay annual Delaware franchise tax. The Special Redomestication Committee formalized its recommendation in a written consent on October 20, 2026, pursuant to which it unanimously recommended that the Board approve and adopt the Reincorporation and the Plan of Conversion, including the Texas Charter and the Texas By-laws, and submit the Reincorporation and the Plan of Conversion to the Company’s stockholders for approval and adoption.
Recommendation of the Board of Directors; Written Consent
On November 4, 2026, following the recommendation of the Special Redomestication Committee, the Board of Directors unanimously approved the Reincorporation Resolutions. Later that day, the Consenting Stockholder approved and adopted the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions by written consent in lieu of a meeting.
Reasons for the Reincorporation
In evaluating the Reincorporation, the Board of Directors and the Special Redomestication Committee considered the Company’s longstanding and critical operational presence in Texas, as well as developments in

Texas’s legal framework. The Board of Directors determined that aligning the Company’s jurisdiction of incorporation with the location of a significant operational hub would support the Company’s business and long-term strategy and would be in the best interests of the Company and its stockholders.
The following is a summary of the key reasons why the Special Redomestication Committee and the Board of Directors believe the Reincorporation is in the best interests of the Company and its stockholders and why the Board of Directors recommends that stockholders approve the Reincorporation.
These reasons are not intended to be exhaustive and are not presented in any relative order of importance.
The Company’s Significant Operations in Texas
The Company has significant operational presence in Texas, where it has maintained operations since 2013. For well over a decade, Virtu’s Austin, Texas office has served as one of its principal trading and technology centers. These established Texas operations provided additional support for Virtu to reincorporate to Texas.
Texas’s Innovative Approach to Corporate Law and Business-Friendly Mindset
Texas has emerged as a leading innovator in corporate law, demonstrated by recent amendments to the TBOC that modernize governance, increase statutory clarity, and codify key protections for boards and shareholders. One such example is the codification of the business judgment rule, which reinforces that directors may exercise their business judgment free from unnecessary judicial intervention when acting lawfully and in good faith. These and other TBOC enhancements reflect Texas’s commitment to creating a code-based, forward-looking governance regime that provides greater certainty for corporate decision-making.
While Delaware has historically been known for its developed body of case law, the Board of Directors and Special Redomestication Committee view Texas’s increasingly code-based approach as better supporting the Company’s strategic planning in today’s competitive environment. Texas’s legal framework is intended to reduce reliance on judicial discretion and offers potentially more predictable statutory standards.
Aside from Texas’s code-based approach to corporate law, Texas has built a reputation as one of the most business-friendly states in the country, making it an attractive place to incorporate. The state’s regulatory climate favors private ordering and operational flexibility. For a technology-enabled financial services company like ours, this combination of legal flexibility and statutory protections provides a more predictable framework for growth and long-term planning.
On March 25, 2025, certain amendments to the DGCL (the “DGCL Amendments”) became effective. The DGCL Amendments provide a safe harbor for conflict transactions with directors, officers and controlling stockholders and impose conditions on, and clarify the materials to be produced in response to, stockholder demands to inspect a corporation’s books and records pursuant to Section 220 of the DGCL. The DGCL Amendments were adopted in order to address perceived transactional uncertainty and reduce nuisance litigation. The Board of Directors and the Special Redomestication Committee considered the DGCL Amendments in their deliberations, as well as the Delaware legislature’s efforts to provide greater clarity and certainty for corporate decision making. The DGCL Amendments, however, remain subject to judicial interpretation, and may not fully mitigate a variety of litigation and business planning concerns for the Company.
Delaware’s Increasing Litigious Environment
The Board of Directors and the Special Redomestication Committee also considered the increasingly litigious environment in Delaware. The increasing frequency of claims and litigation in Delaware brought against corporations and their directors and officers creates unnecessary distraction and costs for businesses, especially businesses in competitive and innovative industries. This risk is particularly acute for companies, such as ours, that have a controlling stockholder. The absence of statutory bright-line standards in Delaware for transactions involving a controlling stockholder until recently has encouraged plaintiffs to test new theories of liability and broaden the definition of who is in control, what transactions should be deemed conflicted and how strict the standards should be for cleansing such transactions. The amount of time and money required to respond to and to defend these matters can be substantial. The increasingly litigious environment has the potential to cause unnecessary distraction to the Company’s directors and management team. Recognizing the costs of this litigation environment, Texas recently amended the TBOC to provide that a corporation’s by-laws could require that a shareholder or group of shareholders must hold sufficient shares of common stock to meet a minimum ownership threshold, such threshold not to exceed 3% of a corporation’s outstanding stock, to institute a derivative claim. The Board of Directors and the Special Redomestication Committee believe that a potentially more predictable legal environment will better allow the Company to pursue its business and long-term strategy and may help us attract and retain qualified management and directors, and that the ability to adopt an ownership threshold is in the interest of the Company by ensuring that derivative claims fairly and adequately represent concerns of shareholders and reducing the potential for opportunistic litigation. Reincorporation may also result in cost savings for the Company and its stockholders, who bear the defense costs for corporate litigation through attorneys’ fees, indemnification obligations and increased insurance premiums. The Board of Directors also believes that flexibility and certainty in corporate decision making, especially for a company operating in rapidly evolving financial markets, provides a competitive advantage.
Texas’s Business and Financial Services Environment
Texas has a large and diversified economy and has continued to attract major businesses across financial services, technology and other industries. The Board of Directors and Special Redomestication Committee considered the state’s pro-business orientation, substantial commercial infrastructure and continued investment in its business court system as additional factors supporting the Reincorporation.
The Board of Directors and Special Redomestication Committee also considered Texas’s focus on modernizing its corporate statutes and developing a legal framework intended to provide greater clarity and flexibility for public companies. These considerations were evaluated together with the legal and governance factors discussed elsewhere in this Information Statement.
Cost Savings
The Reincorporation will also eliminate our obligation to pay annual Delaware franchise tax. For the most recent franchise tax period, the Company paid approximately $250,000 in franchise taxes to the State of Delaware. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on taxable margin and is imposed on taxable entities formed in Texas or doing business in Texas. The Company already pays Texas franchise tax, and the Company does not currently expect that tax to materially increase solely as a result of the Reincorporation.
Certain Risks Associated with the Reincorporation
Although the Board of Directors believes that the Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Texas or the application of Texas law to the internal affairs of the Company.
Certain Differences Between Delaware and Texas Law
The Board of Directors recognized that the DGCL and Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes after the Reincorporation? — Certain Differences in Stockholder Rights under Delaware and Texas Law.”
For example, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Reincorporation.

In addition, under Delaware law, there is no express statutory authority for fiduciaries to consider factors other than long-term stockholder value maximization, unless the corporation is specifically incorporated as a public benefit corporation. As a Texas corporation, under the TBOC, our directors would not be prohibited from considering the interests of other constituents.
Texas recently adopted significant amendments to the TBOC (the “TBOC Amendments”), as noted above. Perhaps most significantly, the TBOC Amendments codified the business judgment rule. Under the TBOC Amendments, a breach of duty claim may be brought against a director only if the plaintiff can prove intentional misconduct, fraud, an ultra vires act or a knowing violation of law. In addition, under the TBOC Amendments, emails, texts, social media posting and similar electronic communications are not generally considered books and records of a corporation unless such items effectuate a corporate act. Under the analogous DGCL books and records statute, these materials are only available if either (a) the corporation does not have board/stockholder minutes or written consents, annual financial statements, or (for public companies) independence questionnaires and such materials are necessary and essential to fulfill the inspecting stockholder’s proper purpose or (b) the stockholder proves that it has a compelling need for such records, supported by clear and convincing evidence that such records are necessary and essential to its proper purposes. The TBOC Amendments also allow certain Texas corporations, including the Texas Corporation, to include in their governing documents a provision establishing a minimum ownership threshold, not higher than 3% of the outstanding stock, that must be held by one or more shareholders in order to bring a derivative claim, and now permit Texas corporations to include in their governing documents an enforceable waiver of the right to a jury trial concerning any internal entity claim. The TBOC defines an “internal entity claim” as a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the “internal affairs” of the entity, meaning the rights, powers, and duties of its governing authority, governing persons, officers, owners, and members; and matters relating to its membership or ownership interests. The Texas Charter provides that a shareholder or group of shareholders desiring to bring a derivative proceeding on behalf of the Texas Corporation against any director and/or officer of the Texas Corporation in his or her official capacity must beneficially own a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Texas Corporation.
Extensive Delaware Case Law and Established Court System
There are various important common law doctrines under Delaware law that have not been adopted by Texas courts or adopted in the Texas statutes. The Delaware Court of Chancery and Delaware Supreme Court are experienced business courts that have produced extensive case law interpreting Delaware law, often in the context of extremely expedited litigation. Trials in the Chancery Court are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets at least once every year to consider amendments to the DGCL. While Texas has adopted comprehensive, modern, and flexible statutes, the Texas Legislature meets every other year to update and revise the Texas statutes to meet changing business needs. In addition, Texas case law concerning the effects of its statutes and regulations is more limited than Delaware due in part to Texas’s recent shift to a more code-based approach. Additionally, while Texas has established dedicated Business Courts to hear corporate cases, these courts have only been in existence since September 2024, and there has not yet developed extensive case law generated by the Texas Business Court. As a result, the Company would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and shareholders’ rights to challenge them, particularly on any matters as to which Texas’s statutes do not provide a definitive answer and a Texas court must decide as a matter of first impression. The familiarity with Delaware law and courts and the breadth and long history of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates, with respect to the Texas Corporation. This view regarding Delaware law may affect the behaviors of such third parties, which could have an adverse effect on our business.
Recent TBOC Amendments are Subject to Limited Judicial Interpretation
The TBOC Amendments became effective between May and September of 2025, and a meaningful body of case law interpreting or affirming those amendments has not yet developed. In March 2026, a federal district court dismissed a challenge to the application of a 3% minimum ownership threshold for shareholder derivative claims to a shareholder derivative action filed after the TBOC Amendments and the applicable bylaw became effective, even though the shareholder had delivered a demand to the corporation before their effectiveness. Certain other cases involve challenges to the requirement that proxy advisors provide additional disclosure to shareholders of Texas-based corporations when their recommendations are not made solely in the financial interests of shareholders. Additional legal proceedings could arise that contest the validity of the TBOC Amendments, construe their provisions in a manner inconsistent with how the Company understands them or limit their application in unanticipated ways. Any such outcome could adversely affect the Company.
Transaction Costs and Litigation Risk
We have incurred and will incur certain costs in connection with the Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the Reincorporation have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Reincorporation.
It is also possible that the Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.
Interests of Controlling Stockholder in Reincorporation
In evaluating the Reincorporation, the Special Redomestication Committee also considered that TJMT Holdings LLC and its affiliates (including Vincent Viola and Michael T. Viola) may have interests in the reincorporation that are different from, or in addition to, those of the other stockholders of the Company. These interests could include, among other things that:
•
Texas’ codification of the business judgment rule — and the fact that Texas courts may not apply heightened scrutiny in all of the scenarios where a Delaware court would — may be viewed as more protective to a controlling stockholder, especially in transactions where the controlling stockholder receives a financial or other benefit not shared with the corporation’s stockholders generally;

•
The 3% ownership requirement for derivative actions could impose a higher barrier for stockholders to bring litigation against the company and its controlling stockholder;

•
Texas’s more limited books and records demands could make it more difficult for stockholders to bring books and records demands that purport to scrutinize the actions of a controlling stockholder; and

•
The availability under Texas law of a pre-closing judicial determination regarding the independence of the directors appointed to committees to approve transactions involving the corporation and a controlling stockholder may be viewed as more protective to a controlling stockholder than what is available under Delaware law.

What Changes after the Reincorporation?
The Reincorporation will effect a change in the state of incorporation of the Company and other changes, the most significant of which are described below. Following the Reincorporation, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and the Texas By-laws instead of the Delaware Charter and the Delaware By-laws. Copies of the Delaware Charter and Delaware By-laws are included as Appendix C and Appendix D, respectively, to this Information Statement, and copies of the Texas Charter and Texas By-laws are included as Appendix E and Appendix F, respectively, to this Information Statement.
Certain Differences Between the Delaware Charter and By-laws and the Texas Charter and By-laws
The following is a summary of certain differences between the Texas Charter and the Delaware Charter and between the Texas By-laws and the Delaware By-laws. This summary does not cover all the differences between the Delaware Charter and Delaware By-laws and the Texas Charter and Texas By-laws. This summary is subject to the complete text of the relevant provisions of the Texas Charter and Texas By-laws and the Delaware Charter and Delaware By-laws. We encourage you to read those documents carefully.
For purposes of the summaries below, the “Triggering Event” means the first date on which TJMT Holdings LLC and its affiliates and permitted transferees cease collectively to beneficially own shares representing at least 25% of the issued and outstanding shares of common stock of the Company. The Triggering Event has not occurred.
Issue	Delaware	Texas
Classes of Stock
The Delaware Charter provides for the following classes of stock:
Class A common stock.   1 vote per share. 1 share of economics per share.
Class B common stock.   10 votes per share. 1 share of economics per share.
Class C common stock.   1 vote per share. No economic rights (including rights to dividends and distributions upon liquidation).
Class D common stock.   10 votes per share. No economic rights (including rights to dividends and distributions upon liquidation).
The Texas Charter provides for the same classes of stock as the Delaware Charter:
Acts Requiring Stockholder Approval
Generally.   Under the DGCL, approval of a majority of the voting power of outstanding shares is required to approve certain matters, including certain fundamental business transactions and amendments to the certificate of incorporation, unless the charter specifies a higher voting threshold.
Certain Charter or By-law Amendments.   Prior to the Triggering Event, amendments to specified provisions of the Delaware Charter providing for the classified board, vacancies and newly created directorships, removal of directors, stockholder action by written consent, special meetings of stockholders, business combinations with interested stockholders, corporate opportunities, amendments to the By-laws, amendments to the Charter and exclusive forum for disputes, or the adoption of any Charter or By-law provisions inconsistent with those provisions, require approval by (i) prior to the Triggering Event, a majority of the total voting power of the outstanding shares; and (ii) from and after the Triggering Event, 75% of the outstanding voting power.

Generally.   Under the TBOC, approval of two-thirds of the voting power of outstanding shares is required to approve certain matters, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, unless the charter specifies a lower voting threshold. To align with the current rights of shareholders, the Texas Charter provides that to the maximum extent permitted by the TBOC, but except as otherwise set forth in the Texas Charter, the vote of shareholders holding a majority of the voting power of the outstanding shares shall be sufficient to approve any action requiring shareholder approval, including any “fundamental business transaction” and “fundamental action” as defined in the TBOC.
Certain Charter or By-law Amendments.   The Texas Charter contains the same stockholder approval requirements for charter amendments as the Delaware Charter.

Issue	Delaware	Texas
Classified Board	The Delaware Charter provides that the Board is divided into three classes, with each class holding three-year terms.	The Texas Charter provides for the same classified board structure as the Delaware Charter.
Stockholder Action by Written Consent
The Delaware Charter provides that (i) prior to the Triggering Event, stockholders can act by written consent if taken by a majority of the total voting power; and (ii) after the Triggering Event, stockholders cannot act by written consent.

The Texas Charter provides that (i) prior to the Triggering Event, stockholders can act by written consent if taken by a majority of the total voting power, and (ii) after the Triggering Event, shareholders can act by written consent only if taken by all shareholders. (The TBOC requires shareholders to have the option to act by written consent in lieu of a meeting, if consent is unanimous.)

Calling of Special Stockholder Meetings
The Delaware Charter provides that special stockholder meetings may be called only by or at the direction of:
•
the Board acting by a majority of the total number of directors if there were no vacancies;

•
the Chairman;

•
the Vice Chairman; or

•
the Chief Executive Officer.

In addition, the Delaware Charter provides that, prior to the Triggering Event, special meetings may be called by the Secretary at the request of holders of a majority of the total voting power of the outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

The Texas Charter provides that special shareholder meetings may be called only by or at the direction of:
•
the Board acting by a majority of the total number of directors if there were no vacancies;

•
the Chairman;

•
the Vice Chairman;

•
the Chief Executive Officer or President; or

•
the Secretary at the request of the holders of not less than 50% of the total voting power of outstanding shares. (The TBOC requires that shareholders have the right to call a special meeting, with threshold not to exceed 50%.)

Filling Board Vacancies
The Delaware Charter provides that any newly created directorships resulting from any increase in the number of authorized directors or any vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority of the directors remaining in office, even if less than a quorum, or, prior to the Triggering Event, by holders of a majority of the outstanding voting power entitled to vote generally in the election of directors, voting together as a single class.
Any director elected to fill a vacancy holds office until the next election of the class for which such director shall have been chosen and until his or her

The Texas Charter provides that director vacancies may be filled in any manner permitted by the TBOC, including (i) by election at an annual or special meeting of shareholders called for that purpose, or (ii) by the affirmative vote of the majority of the remaining directors, even if the remaining directors constitute less than a quorum of the board.
Any director chosen to fill a vacancy will hold office for the remainder of the unexpired term of such director’s predecessor or until such director’s earlier death, disqualification, resignation or removal, except that, in accordance with the TBOC, directors appointed to fill vacancies resulting from an increase in the number of

Issue	Delaware	Texas
successor shall be duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal.
directors shall serve only until the next election of one or more directors by shareholders at an annual or special meeting called for that purpose.
The Texas Charter also provides that if a director is appointed by the board to fill a vacancy created by the increase in the number of directors and the director was assigned to a class of the board that is not otherwise up for re-election at the next annual or special meeting of shareholders, then at such shareholders’ meeting the director may be included in the slate of nominees for election as directors at such meeting to serve for the remaining term associated with the class to which the director was assigned by the board.
Additionally, in accordance with the TBOC, the Texas Charter prevents the board from filling more than two vacancies resulting from an increase in the size of the board of directors during a period between two successive annual meetings of shareholders.

Jury Trial Waiver	The Delaware Charter does not include a waiver of the right to jury trials. However, suits before the Delaware Court of Chancery are bench trials (not jury trials).
Under the TBOC, a corporation may include a waiver of the right to a jury trial in its governing documents concerning any internal entity claim.
The Texas Charter includes a waiver of the right to jury trials concerning any “internal entity claim” (as defined in the TBOC).
Prior to the Triggering Event, amendments to or repeal of this new provision require approval by holders of a majority of the total voting power entitled to vote generally in the election of directors, voting together as a single class. From and after the Triggering Event, an amendment to this provision requires approval by holders of 75% of the outstanding voting power.

Exclusive Forum
The Delaware Charter provides that unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware is the sole and exclusive forum for (i) derivative claims, (ii) claims for breach of fiduciary duty, (iii) claims under the DGCL or (iv) any claims against the Corporation governed by the internal affairs

The Texas Charter provides that unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the Third Business Court Division of the State of Texas (Austin) (provided that if such court determines that it lacks jurisdiction, the U.S. District Court for the Western District of Texas — Austin or, if such court lacks jurisdiction, the

Issue	Delaware	Texas
doctrine.
state district court of Texas situated in Travis County) is the sole and exclusive forum for (i) derivative claims, (ii) claims for breach of fiduciary duty, (iii) claims under the TBOC, Texas Charter or By-laws or (iv) any claims against the Corporation governed by the internal affairs doctrine.

Ownership Threshold for Derivative Proceedings
The DGCL does not expressly authorize any minimum ownership requirement for stockholders to bring derivative suits.
The Delaware Charter does not include an ownership threshold for bringing derivative proceedings.

The TBOC allows corporations with common shares listed on a national securities exchange to impose a minimum ownership requirement for shareholders to bring derivative suits (up to 3% of the corporation’s issued and outstanding shares).
The Texas Charter provides that a shareholder or group of shareholders desiring to bring a derivative proceeding against any director and/or officer in his or her official capacity must beneficially own at least 3% of the total outstanding shares.

Director and Officer Liability
To the fullest extent permitted by the DGCL, no director or officer shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer to the Corporation. Delaware law provides for certain exceptions to this limitation of liability for breach of duty of loyalty, bad faith, intentional misconduct, knowing violations of law, improper personal benefit, and claims brought by or on behalf of the corporation against an officer.
The Delaware Charter eliminates the personal liability of the Corporation’s directors and officers to the Corporation or its stockholders for monetary damages for any breach of fiduciary duties as a director or officer, to the fullest extent permitted by the DGCL as now in effect or as it may be amended in the future.

To the fullest extent permitted by the TBOC, no director or officer shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer to the Corporation. Texas law provides for certain exceptions to this limitation of liability for breach of duty of loyalty, bad faith, intentional misconduct, knowing violations of law, and improper personal benefit. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC, which codifies the deferential business judgment rule for corporate directors and officers. The Section presumes that directors and officers have acted in good faith, on an informed basis, in furtherance of the interests of the corporation and in obedience to the law, and provides that neither the corporation nor any of its shareholders has a cause of action against a director or officer as a result of any act or omission in the person’s capacity as a director or officer unless (a) the claimant rebuts one or more of the codified presumptions and (b) it is proven by the claimant that (i) the director’s or officer’s act or omission constituted a breach of the person’s

Issue	Delaware	Texas
duties as a director or officer and (ii) the breach involved fraud, intentional misconduct, an ultra vires act or a knowing violation of law.
Advancement of Expenses
The Delaware Charter provides that as a condition to the advancement of expenses, if the DGCL then so requires, the Covered Person (as defined in the Delaware Charter) must deliver to the Corporation an undertaking to repay such amounts if it shall ultimately be determined that such Covered Person is not entitled to be indemnified.

The TBOC requires that a Covered Person deliver to the Corporation in writing the undertaking required by the Delaware Charter, as well as a written affirmation by the Covered Person of his or her good-faith belief that he or she is entitled to indemnification for funds to be advanced.
Accordingly, the Texas Charter requires the Covered Person to provide, in addition to the undertaking, in writing, required by the Delaware Charter, the written affirmation described above.

Waiver of Corporate Opportunity
The Delaware Charter provides that the Corporation waives, to the maximum extent permitted by law, the application of the doctrine of corporate opportunity with respect to the Corporation, to the principal stockholders (i.e., the Viola Entities, Silver Lake Entities and the Temasek Entities as defined in the Delaware Charter), any directors or any of their affiliates; provided that the waiver shall not apply to directors (other than Vincent Viola) that are officers of the Corporation and/or any of its subsidiaries.

The Texas Charter provides that the Corporation waives, to the maximum extent permitted by law, the application of the doctrine of corporate opportunity with respect to the Corporation, to the principal stockholders (i.e., the Viola Entities, Silver Lake Entities and the Temasek Entities as defined in the Texas Charter), any directors or any of their affiliates; provided that the waiver shall not apply to directors (other than Vincent Viola and Michael Viola) that are officers of the Corporation and/or any of its subsidiaries.

Certain Business Combinations
The Corporation opts out of DGCL Section 203, Delaware’s business combination statute. The Delaware Charter, however, includes its own business combination provision, which provides that the Corporation shall not engage in any “business combination” with an “interested stockholder” for three years following the time that such stockholder became an interested stockholder, unless:
•
prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of

The Corporation opts out of TBOC Section 21.606, Texas’s business combination statute. The Texas Charter contains its own business combination provision that substantially matches the one in the current Delaware Charter.

Issue	Delaware	Texas

the voting stock of the Corporation at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
•
at or subsequent to such time, the business combination is approved by the Board and authorized by at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

For purposes of this provision, “business combination” includes:
•
any merger or consolidation of the Corporation or any of its majority-owned subsidiaries with the interested stockholder,

•
any sale, lease, transfer or other disposition, except proportionately as a shareholder of the Corporation, to or with the interested stockholder, of assets of the Corporation or its majority-owned subsidiaries, which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

•
any transaction which results in the issuance or transfer by the Corporation or by any of its majority-owned subsidiaries of stock of the Corporation or such subsidiary to the interested stockholder, subject to certain exceptions;

•
any transaction involving the Corporation or any of its majority-owned subsidiaries which has the effect of increasing the proportionate share of the stock of any class or

Issue	Delaware	Texas

series of the Corporation or of such subsidiary which is owned by the interested stockholder (subject to certain exceptions); or
•
any receipt by the interested stockholder of the benefit (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the Corporation or any of its majority-owned subsidiaries.

For purposes of this provision, an “interested stockholder” means any person (other than the Corporation or any of its majority-owned subsidiaries) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided that “interested stockholder” shall not include:
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Mr. Vincent Viola, TJMT Holdings LLC and any of their respective successors and affiliates;

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any investment funds managed, sponsored, controlled or advised by Silver Lake Group L.L.C. and their respective successors and affiliates;

•
certain entities related to Temasek Holdings (Private) Limited;

•
any person (a “Principal Shareholder transferee”) who acquires voting stock of the Corporation from one of the foregoing persons (other than in connection with a public offering) and who is designated as a Principal Shareholder transferee by such foregoing person;

•
any person whose ownership of shares in excess of the 15% limitation is the result of any action taken solely by the Corporation.

Certain Differences in Stockholder Rights under Delaware and Texas Law
The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are differences between what your rights are under Delaware law and what they will be under Texas law. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.
The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the Delaware Charter and Delaware By-laws, the Texas Charter and Texas By-laws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and Texas By-laws, which opt in to certain determinations as permitted under the TBOC.
Issue	Delaware	Texas
Fiduciary Duties
In Delaware, fiduciary duties are generally developed by case law.
In general, directors and officers owe the fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.
The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and considering reasonably available relevant information.
The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.
Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

In Texas, fiduciary duties are generally developed by case law.
Directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law and the governing agreements of the corporation) to the corporation.
A director may rely (unless the director knows reliance is unwarranted) in good faith and with ordinary care on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director does not serve.

Business Judgment Rule
Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision, the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of

Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent or unwise if made in good faith and within their discretion in furtherance of the corporation’s interests. In particular, a

Issue	Delaware	Texas

the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (i) the director acted with gross negligence and (ii) the certificate of incorporation lacks an applicable exculpation provision.
The Delaware Charter has an exculpation provision which forecloses personal liability for monetary damages for breach of fiduciary duty as a director.
Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (i) a majority of directors who made the challenged decision were interested or lacked independence or (ii) the transaction involved a conflicted controlling stockholder. Under the entire fairness standard, the burden is generally on the defendant fiduciaries to demonstrate that the act or transaction was a product of fair dealing and resulted in a fair price. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.

corporation with a series or class of stock listed on a national securities exchange or one which has opted in is protected by a codified business judgment rule which establishes a presumption that directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing law. This presumption governs director and officer liability in all matters of the corporation’s business (including transactions with interested persons), and neither the corporation nor any shareholder has a claim against a director or officer unless they (a) rebut the presumption and (b) prove an act or omission that both (i) is a breach of a duty and (ii) constitutes intentional misconduct, fraud, an ultra vires act or a knowing violation of law. It further requires that the claimant plead with particularity the circumstances constituting the intentional misconduct, fraud, ultra vires act, or knowing violation of law. By requiring intentional misconduct, Texas law prevents a claim of breach of duty arising out of negligence or gross negligence.
In addition, the Texas Charter has an exculpation provision which forecloses personal liability for duty of care breaches.

Controlling Stockholder Matters	Fiduciary Duties. Under Delaware law, controlling stockholders of a corporation may owe fiduciary duties to	Fiduciary Duties. Texas case law has not defined the concept of a “controlling shareholder” in a publicly

Issue	Delaware	Texas

the corporation and its minority stockholders in certain circumstances, including when engaging in conflict transactions or when the controlling stockholder is selling its shares or seeking to change the status quo using its voting power. However, the recent amendments to the DGCL provide that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the duty of care.
Controlling Stockholder Transactions. Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers as well as controlling stockholders and members of control groups have interests or relationships that might render them interested or not independent with respect to the act or transaction.
Under the DGCL, a controlling stockholder transaction that does not constitute a “going private transaction” would be entitled to the statutory safe harbor protection if it is (i) approved or recommended by a majority of disinterested directors then serving on the board (provided that a majority of all of the directors then serving are disinterested directors) or by a fully empowered committee consisting of at least two directors, each of whom is a disinterested director, in either case acting in good faith, without gross negligence and with knowledge of the material facts, (ii) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (iii) fair to the corporation and its stockholders.
A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (i) and (ii) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation and its stockholders.

traded corporation, but Texas case law holds that controlling shareholders do not generally owe formal fiduciary duties to their fellow shareholders. While a few cases have recognized that a relationship between particular shareholders may constitute a “confidential relationship,” which could give rise to informal fiduciary duties, Texas law generally allows shareholders to act in their own interests.
Controlling Shareholder Transactions. The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (a) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (b) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (i) is a managerial official; or (ii) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (A) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (B) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

Issue	Delaware	Texas

The TBOC differs from the DGCL’s interested party transaction statute in that it does not turn on whether the interested party is a controlling shareholder. It also clarifies that the statutory business judgment rule applies to such transactions.
Pre-Transaction Judicial Determination of Independence.   A corporation may request that a court, at the start of a transaction or investigation of a derivative claim, judicially certify the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock
Under the DGCL, the board of directors cannot increase or decrease the amount of authorized capital stock without stockholder approval. Notwithstanding the foregoing, if the corporation only has one class of stock outstanding and such class is not divided into series, then unless otherwise expressly required by the certificate of incorporation, stockholder approval is not required to adopt an amendment to the certificate of incorporation that effects a forward stock split and, in connection therewith, such amendment may also increase the number of authorized shares up to an amount proportionate to the subdivision without stockholder approval. See “Charter Amendments” below.

Under the TBOC, once stock has been issued, the board of directors cannot unilaterally increase or decrease the authorized capital stock without shareholder approval unless the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased up to an amount proportionate to the subdivision without stockholder approval, provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).
With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number

Issue	Delaware	Texas
of shares in that series that are issued at the time of the decrease.
Number of Directors
Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the by-laws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or by-laws, except that the number of directors on the initial board of directors must be set by the certificate of formation.
The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or by-laws.
If the certificate of formation or by-laws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Procedures for Filling Vacant Directorships
Under the DGCL, unless otherwise provided in the certificate of incorporation or by-laws: (i) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (ii) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen under either (i) or (ii) of the above shall hold office until the next election of the class for which they were chosen, and until their successors are elected and qualified.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.
The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office and until the director’s successor is elected and qualified.
Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
Unless otherwise authorized by a corporation’s certificate of formation, a

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vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (i) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (ii) by the sole remaining director elected in that manner; or (iii) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors
Under the DGCL, subject to the exceptions discussed below, holders of a majority of the voting power of the shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
Unless the certificate of incorporation provides otherwise, where the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed by stockholders for cause.
Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or by-laws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, a director may only be removed for cause.
If the certificate of formation expressly permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for the removal of such a director, only the votes of the holders of such a class or series are considered.

Committees
Under the DGCL, the board of directors may, by resolution, designate one or more committees, each consisting of one or more directors. The board of directors may also designate one or more director(s) as alternate committee members who can replace

Under the TBOC, the board of directors may designate committees composed of one or more directors if authorized by the certificate of formation or the by-laws of the corporation. Once appointed, a committee has the full authority of the

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any absent or disqualified member. The board of directors can authorize any committee to have and to exercise all the powers and authority of the board in the management of the business, but no committee of a corporation (like the Company) formed after July 1, 1996 can: (i) approve, adopt, or recommend to the stockholders any action or matter (other than election or removal of directors) expressly required by statute to be submitted to stockholders for approval; or (ii) adopt, amend, or repeal any by-law.

board of directors, though such authority may be limited by the resolution that created the committee, the certificate of formation, the by-laws, or the TBOC. A committee cannot (i) amend the certificate of formation, except to establish a series of shares, change the number of shares in a series, or eliminate a series of shares; (ii) propose a reduction of stated capital; (iii) approve a plan of merger, share exchange, or conversion; (iv) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (v) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (vi) amend, adopt, or repeal by-laws; (vii) fill board vacancies; (viii) fill committee vacancies or designate alternate committee members; (ix) fill vacancies due to an increase in the number of directors; (x) elect or remove officers or committee members; (xi) set committee member compensation; or (xii) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.

Action by Written Consent of Directors
Under the DGCL, unless otherwise restricted by the certificate of incorporation or by-laws, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.

Under the TBOC, unless otherwise provided by the certificate of formation or by-laws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

Action by Written Consent of Stockholders
Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation generally must give prompt notice of the action taken to the

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (i) all shareholders or (ii) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of

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	nonconsenting stockholders.	the action taken to the non-consenting shareholders.
Special Meetings of the Stockholders
Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or by-laws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or by-laws for the corporation may provide for such right. Under the DGCL, the only business that may be conducted at a special meeting of the stockholders is business that is stated in the notice of meeting.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or by-laws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.
Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings
Under the DGCL, unless the by-laws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting.
Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.
At the adjourned meeting the corporation may transact any business

Under the TBOC, unless the certificate of formation or by-laws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.
The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.
Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

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that might have been transacted at the original meeting.
Voting by Proxy
Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

Quorum and Required Vote for Stock Corporations
Under the DGCL, the certificate of incorporation or by-laws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.
In the absence of such specification in the certificate of incorporation or by-laws of the corporation: (i) a majority of the voting power of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (ii) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (iii) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (iv) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and,

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (i) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (ii) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.
The certificate of formation or by-laws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (i) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (ii) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (iii) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.
Subject to the following sentence, with

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in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.
A by-law amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or by-laws of a corporation may provide that the act of the shareholders of the corporation is: (i) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (ii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (iii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (iv) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

If the certificate of formation provides for more or less than one vote per share on a matter for all of the outstanding shares or for the shares of a class or series, each reference in the TBOC or in the certificate of formation or by-laws, unless expressly stated otherwise, to a specified portion of the shares with respect to that matter refers to the portion of the votes entitled to be cast

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with respect to those shares under the certificate of formation.
Stockholder Vote for Fundamental Business Transactions
Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (i) certain mergers or consolidations; (ii) a sale, lease, or exchange of all or substantially all of the corporation’s assets (as described below); (iii) dissolution; (iv) conversion of a domestic corporation to other entities; and (v) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (i) a merger; (ii) an interest exchange; (iii) a conversion; or (iv) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.
Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation. However, a corporation may include in its certificate of formation a provision that all shares vote as a single class in all instances.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions
Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets (provided that no stockholder authorization or consent is required (i) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate

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requires or (ii) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met) upon such terms and conditions and for such consideration as the board of directors deems expedient and for the best interests of the corporation, when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.
No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no specific quantity or percentage that definitively governs whether the asset(s) to be sold, leased or exchanged constitute(s) substantially all of the corporation’s assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and qualitatively vital to the business of the corporation. For purposes of determining whether assets to be sold, leased or exchanged constitute substantially all of the corporation’s assets, the assets of the corporation include the assets of the corporation’s direct and indirect wholly-owned and controlled subsidiaries.

of formation sets a lower threshold (which may not be less than a majority of the voting shares).
No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.
Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a sale, lease, exchange or other disposition of all, or substantially all, of the property and assets, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation, although a corporation may provide that all shares vote as a single class even in such transactions.

Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved (i) by the board of directors and (ii) then, by the holders of a majority of the voting power of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. Whether or not entitled to vote by the certificate of

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.
If a class or series of shares is entitled

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incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment, if the amendment would (1) increase or decrease the aggregate number of authorized shares of such class; (2) increase or decrease the par value of the shares of such class; or (3) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of such class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.
In addition, unless otherwise expressly required by the certificate of incorporation: (i) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (ii) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders described in the preceding paragraph if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds, unless a different threshold, not less than a majority, is specified in the certificate of formation, of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide that all shares vote as a single class for such an amendment. In addition, the TBOC also allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.

Issue	Delaware	Texas

the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

By-Law Amendments
Under the DGCL, stockholders of a Delaware corporation entitled to vote thereon have the right to amend, repeal or adopt the by-laws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the by-laws.

Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s by-laws. However, (i) the shareholders may amend, repeal or adopt by-laws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt by-laws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular by-law, may expressly provide that the board of directors may not amend, readopt or repeal that by-law.

Dividends and Distributions
Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions. The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital.
In addition, a Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that it could not pay its

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.
Under the TBOC, a Texas corporation

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debts as they come due or it would have an unreasonably small amount of capital for the business in which it is engaged or intends to engage, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.
Under the DGCL, in the case of a willful or negligent violation of the statutory restrictions on dividends or stock purchases or redemptions, the directors under whose administration the violation occurs are, subject to applicable defenses, jointly and severally liable to the corporation and, in the event of its dissolution or insolvency, its creditors for the full amount of the dividend unlawfully paid or the amount unlawfully paid for the purchase or redemption, together with interest.

may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.
Under the TBOC, directors who vote for or assent to a prohibited distribution are, subject to applicable statutory exceptions and defenses, jointly and severally liable to the corporation for the amount by which the distribution exceeds the amount permitted to be distributed.

Stock Redemption and Repurchase
Under the DGCL, a Delaware corporation may purchase or redeem shares of any class unless its capital is impaired or would be impaired by such purchase or redemption, except that the corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.
In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or it would have an unreasonably small amount of capital for the business in which it is engaged or

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

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intends to engage, and also may not repurchase or redeem shares if doing so would impair the corporation’s ability to continue as a going concern.
Ratification
Under the DGCL, there is a codified ratification process for defective corporate acts.
The board of directors must adopt a resolution that, among other things, ratifies the defective corporate act and, if stockholder approval would have been required for the defective corporate act to have been taken, the defective corporate act must be submitted to stockholders for approval (subject to exceptions).
In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court of Chancery for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective and whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court of Chancery has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Under the TBOC, there is a codified ratification process for defective corporate acts.
The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or the Texas Business Court.

Inspection of Books and Records
Under the DGCL, any stockholder may inspect a Delaware corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating if (i) the demand is made in good faith and for a proper purpose, (ii) the demand describes with reasonable particularity the stockholder’s purpose and the books and records the stockholder seeks to inspect and (iii) the books and records sought are specifically related to the

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares or has been a holder of shares for at least six months prior to such demand. Books and records do not include emails, text messages, social media information and similar electronic communications unless such communications effectuate a corporate action.

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stockholder’s purpose.
The DGCL generally defines “books and records” to mean (i) the certificate of incorporation and by-laws; (ii) the annual financial statements for the preceding three years; (iii) stockholder meeting minutes, stockholder consents and communications to stockholders generally within the preceding three years; (iv) minutes and records of actions of the board of directors or a committee thereof and any materials provided to the board of directors or a committee in connection with actions taken thereby; (v) agreements between the corporation and one or more current or prospective stockholders entered into under Section 122(18) of the DGCL; and (vi) director and officer questionnaires.
If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.
Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplish the stockholder’s stated purpose for the inspection.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.
A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iii) was not acting in good faith or for a proper purpose in making the request. A shareholder request for corporate records is not made for a proper purpose if the corporation reasonably determines that the request relates to an active or pending derivative suit or litigation that is or is expected to be instituted by such shareholder or that involves or is expected to involve the corporation as an adversarial party.

Insurance
Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to

Under the TBOC, a Texas enterprise is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (i) asserted against and incurred by the person in that capacity or (ii) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the enterprise otherwise would have had the

Issue	Delaware	Texas

indemnify such person against such liability under the DGCL. The DGCL also authorizes a Delaware corporation to self-insure its directors, officers, employees or agents through captive insurance, subject to certain requirements and limitations.
The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

power to indemnify the person against that liability under the TBOC. Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

Interested Party Transaction Approvals
Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers as well as controlling stockholders and members of control groups have interests or relationships that might render them interested or not independent with respect to the act or transaction. If one of the statutory safe harbors applies, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages against a director or officer. Section 144 of the DGCL provides that certain acts or transactions involving interested directors or officers will be protected if the act or transaction is (i) approved or recommended by a majority of the disinterested directors, either serving on a board of directors or a committee of the board of directors, in either case acting in good faith, without gross negligence and with knowledge as to the material facts, (ii) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (iii) fair to the corporation and its stockholders. If a majority of the directors are not disinterested directors with respect to the act or transaction, any such disinterested director approval or recommendation must be provided through a disinterested director committee that consists of two or more directors, each of whom the board of

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (a) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (b) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (i) is a managerial official; or (ii) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (A) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (B) the contract or transaction is fair to the corporation when the contract or transaction is

Issue	Delaware	Texas

directors has determined to be a disinterested director with respect to the act or transaction. Under the DGCL, a controlling stockholder transaction that does not constitute a “going private transaction” would be entitled to the statutory safe harbor protection if it is (i) approved or recommended by a fully empowered committee of disinterested directors acting in good faith, without gross negligence and with knowledge of the material facts, (ii) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (iii) fair to the corporation and its stockholders. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (i) and (ii) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation and its stockholders. For a corporation, like the Company, with a class of equity securities subject to Section 12(g) or 15(d) of the Exchange Act or listed on a national securities exchange, a “going private transaction” means a Rule 13e-3 transaction, as defined in Rule 13e-3(a)(3) promulgated under the Exchange Act.

authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.
The TBOC differs from the DGCL’s interested party transaction statute in that it does not turn on whether the interested party is a controlling shareholder. It also clarifies that the statutory business judgment rule applies to such transactions.

Under the DGCL, a “controlling stockholder” is defined as any person who, together with that person’s affiliates and associates, either (i) owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or in the election of directors who have a majority in voting power of the votes of all directors on the board of directors, (ii) has the right, by contract or otherwise, to cause the election of nominees who are selected at the discretion of such person and who constitute either a majority of the members of the board of directors or directors entitled to cast a majority in voting power of the votes of all directors on the board of directors, or

Issue	Delaware	Texas

(iii) has the power functionally equivalent to that of a stockholder that owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors by virtue of ownership or control of at least one-third in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or for the election of directors who have a majority in voting power of the votes of all directors on the board of directors and power to exercise managerial authority over the business and affairs of the corporation.
A “control group” is defined under the DGCL to mean two or more persons who are not controlling stockholders who, by virtue of an agreement, arrangement or understanding between or among those persons, constitute a controlling stockholder.
A “disinterested director” is defined as a director who is not party to the act or transaction being considered and who does not have a material interest in that act or transaction or a material relationship with a person that has a material interest in the act or transaction.
A “material relationship” is defined as a familial, financial, professional, employment or other relationship that would be reasonably expected to impair the objectivity of the director’s judgment when participating in the negotiation, authorization or approval of the act or transaction at issue.
A “material interest” is defined as an actual or potential benefit, including the avoidance of a detriment, other than one which would devolve on the corporation or the stockholders generally, that (i) in the case of a director, would reasonably be expected to impair the objectivity of the director’s judgment when participating in the negotiation, authorization or approval of the act or transaction at issue and (ii) in the case of a

Issue	Delaware	Texas

stockholder or any other person (other than a director), would be material to such stockholder or such other person.
In addition, under the DGCL, any director of a corporation that has a class of stock listed on a national securities exchange is presumed to be a disinterested director with respect to an act or transaction to which that director is not a party if the board of directors has determined that the director satisfies the relevant criteria for determining director independence from the corporation and, if applicable, the controlling stockholder or control group, under any rules promulgated by the applicable exchange. This presumption may only be rebutted by substantial and particularized facts that the director has a material interest in the act or transaction or has a material relationship with a person with a material interest in the act or transaction.

Limitation of Liability of Stockholders
Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.
Delaware law permits stockholders to be liable under the doctrine of veil piercing, which allows the court to apply a multi-factor test to determine whether to hold a stockholder liable for obligations of a corporation.

A shareholder is not liable to the corporation or its creditors for: (i) the shares, other than the obligation to pay to the corporation the full amount of consideration; (ii) the corporation’s contractual obligations based on an alter ego theory, a theory of fraud, or other similar theories; or (iii) the corporation’s obligations due to a failure to follow corporate formalities required by the TBOC or the corporation’s governing documents.
Notwithstanding the foregoing, a shareholder may be liable to a creditor of the corporation if: (1) the shareholder used or caused the corporation to commit actual fraud primarily for the shareholder’s direct personal benefit; (2) the shareholder expressly assumes, guarantees, or agrees to be personally liable; or (3) the TBOC or another applicable statute imposes liability on the shareholder.

Limitation of Personal Liability of Directors and Officers and Controlling Stockholders	Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or
Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its

Issue	Delaware	Texas

officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.
The DGCL further provides that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the fiduciary duty of care.

shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer.
The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).
Further, corporations and their shareholders will not have a cause of action against a director or officer of the corporation as a result of any act or failure to act, unless: (1) the presumption of the business judgment rule is rebutted; (2) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty; and (3) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. This standard governs director and officer liability in all circumstances.

Considerations by Directors Permitted by Statute
Under the DGCL, directors of Delaware corporations do not have any express statutory authority to consider constituencies beyond stockholders when discharging their fiduciary duties. Delaware case law provides that fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.

Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.
In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC

Issue	Delaware	Texas

provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation.
The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law is generally similar to the Delaware corporate opportunity doctrine.
The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its directors, officers or owners.

Indemnification of Directors and Officers
Under the DGCL, a Delaware corporation is permitted to indemnify any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the

Issue	Delaware	Texas

with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.
If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Advancement of Expenses	Under the DGCL, expenses (including attorneys’ fees) incurred by a current or former officer or director of the corporation in defending any civil,	Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made

Issue	Delaware	Texas

criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided that, in the case of a current director or officer, any such advancement shall be conditioned upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL.

a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good-faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Procedure for Indemnification
Under the DGCL, a determination that indemnification of a current director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification
The DGCL requires a Delaware corporation to indemnify current directors and certain officers against expenses (including attorneys’ fees) actually and reasonably incurred in successfully defending, on the merits or otherwise, against any action, suit or proceeding described above, or any claim, issue or matter therein.
The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.
Persons Covered	Under the DGCL, directors and officers, but not employees, agents, or others, are entitled to mandatory	Under the TBOC, a corporation may indemnify and advance expenses to a person who is not a director, including

Issue	Delaware	Texas

indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL authorizes a Delaware corporation to provide the same indemnification rights to directors, officers, employees, agents of the corporation, and those serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

an officer, employee or agent, as provided by: (i) the corporation’s governing documents; (ii) general or specific action of the corporation’s board of directors; (iii) resolution of the shareholders; (iv) contract; or (v) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Rights Plans
Stockholder rights plans have generally been upheld by Delaware courts. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.

Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.
In addition, the TBOC expressly permits directors to look to the “long-term” benefit to shareholders in taking action.

Selection of Forum/Venue
Under the DGCL, a Delaware corporation’s certificate of incorporation or by-laws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or by-laws may prohibit bringing such claims in the courts of Delaware.
“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery.
With respect to claims that are not internal corporate claims, a Delaware corporation’s certificate of incorporation or by-laws may require

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas and that one or more courts in Texas having jurisdiction shall serve as the exclusive forum and venue in such disputes. Further, a Texas corporation may include a waiver of jury trial concerning internal entity claims in its by-laws.
“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

Issue	Delaware	Texas

stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in one or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least one court in Delaware that has jurisdiction over such claims.

Pre-Suit Demand in Derivative Suits
Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (i) make a demand on the company’s board of directors; or (ii) show that demand would be futile.
Demand will be deemed futile if at least half the members of the board in receipt of the demand: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; or (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.
If demand is excused, the board of directors of a Delaware corporation can form an independent special litigation committee to take control of the litigation. If such a committee determines dismissal is appropriate and moves to dismiss the derivative suit, the court will evaluate the independence and good faith of the committee, the reasonableness of its investigation into the subject of the demand, and the proffered reasons for dismissing the demand. The court will then apply its

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.
The foregoing waiting period is not required or, if applicable, shall terminate if: (i) the shareholder has been notified that the demand has been rejected by the corporation; (ii) the corporation is suffering irreparable injury; or (iii) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Issue	Delaware	Texas

own judgment to determine whether the dismissal was in fact in the best interests of the corporation.
If a demand is received and the board or a board committee refuses to pursue litigation, the business judgment rule applies to the board or committee’s decision, and a plaintiff claiming wrongful demand refusal must allege particularized facts that raise a reasonable doubt as to whether the board’s determination to refuse the demand was the product of valid business judgment.

Stock Ownership Requirement for Derivative Suits; Jury Trials
Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. The Company understands that certain Delaware corporations have included an ownership threshold for derivative claims in their by-laws; however, the Delaware courts have not opined on the enforceability of these provisions.
Jury trials are generally not available in the Delaware Court of Chancery, which is the court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. Further, publicly traded corporations and corporations with over 500 shareholders, may set an ownership threshold in their governing documents (not to exceed 3%) that shareholders must satisfy to bring a derivative claim.
Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. A corporation may include a waiver of jury trial in its by-laws, and such waiver will constitute an intentional consent to waiver if enforced against a party approving the by-laws or acquiring a security after such by-laws are adopted, continuing to hold a security of a public company after the by-laws are adopted, or by other methods permitted under law.

Dissent and Appraisal Rights	Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be	Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas

Issue	Delaware	Texas

entitled to appraisal rights pursuant to which the stockholder may receive cash in the fair value of their shares as determined by the Delaware Court of Chancery.
Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation that shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (1) listed on a national securities exchange or

Issue	Delaware	Texas

authorized for listing on the exchange on official notice of issuance; or (2) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.

Independence of Corporate Code	Delaware does not have an applicable statute.
The TBOC provides that the plain meaning of its terms may not be supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction; however, an officer or director is not in breach of their duties if they consider other jurisdictions.

Judicial Certification of Committees and Panels	Delaware does not have an applicable statute.
A corporation may request that a court, at the start of a transaction or investigation of a derivative claim, judicially certify the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

Regulation of Proxy Advisors	Delaware does not have an applicable statute.
A proxy advisor that makes a voting recommendation concerning the shares of a Texas corporation, or a corporation headquartered in Texas, must either make such recommendation solely in the financial interests of shareholders or disclose the non-financial factors that subordinate shareholder financial interest.

Threshold for Stockholder Proposals	Delaware does not have an applicable statute.
A Texas public corporation that is either headquartered in Texas or that is listed on a Texas stock exchange may prohibit shareholders from including proposals on the corporation’s proxy unless they have held more than the lesser of (i) $1,000,000 of stock or (ii) at least 3% of the corporation’s voting shares, for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting. The proposing shareholder must also solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

Certain Matters That Will Not Change After Reincorporation
Apart from being governed by the Texas Charter, Texas By-laws and the TBOC, upon completion of the Reincorporation, the Company will continue to exist, without interruption, in the form of a Texas corporation. By virtue of the Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Texas Corporation and will be the property of the Texas Corporation. In addition, the Texas Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Texas Corporation.
Multi-Class Capital Structure
The Reincorporation will not alter the Company’s four-class common stock structure. Each outstanding share of Class A common stock, Class B common stock, Class C common stock and Class D common stock will be converted on a one-for-one basis into the corresponding class of common stock of the Texas Corporation. The relative voting and economic rights of the four classes are intended to remain unchanged. In addition, the Exchange Agreement, dated as of April 15, 2015, by and among Virtu Financial LLC, the Company and the holders of Virtu Financial Units and corresponding shares of Class C common stock or Class D common stock from time to time party thereto, as amended, will continue in full force and effect after the Reincorporation.
No Securities Law Consequences
We will continue to be a publicly held company following completion of the Reincorporation, and our Class A common stock will continue to be listed on the New York Stock Exchange and traded under the symbol “VIRT.” The Company will continue to file required periodic reports and other documents with the Securities and Exchange Commission (“SEC”). There is not expected to be any interruption in the trading of the Class A common stock as a result of the Reincorporation. Except as described below, we and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.
Equity Plans and Exchange Agreement
From and after the Effective Time, the Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan (the “2015 Management Incentive Plan”) will continue as a plan of the Texas Corporation on the same terms and conditions, and references in the plan to the Company, the Board of Directors and the Company’s equity securities will be deemed to refer to the Texas Corporation, its board of directors and the corresponding equity securities of the Texas Corporation, as applicable.
Any outstanding stock option, restricted stock unit, restricted stock award or other equity or equity-based award outstanding under the 2015 Management Incentive Plan immediately prior to the Effective Time will continue after the Reincorporation with respect to the corresponding class and number of shares of common stock of the Texas Corporation and, to the extent permitted by law and otherwise reasonably practicable, with the same exercise or purchase price, vesting schedule and other terms and conditions.
The Exchange Agreement, dated as of April 15, 2015, by and among Virtu Financial LLC, the Company and the holders of Virtu Financial Units and corresponding shares of Class C common stock or Class D common stock from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time (the “Exchange Agreement”), will continue in full force and effect following the Reincorporation.
Under the Plan of Conversion, references in the Exchange Agreement to shares of Class A common stock, Class B common stock, Class C common stock or Class D common stock of the Delaware Corporation will, on and after the Effective Time, be deemed to refer to the corresponding class of common stock of the Texas Corporation.
More generally, each agreement to which the Delaware Corporation is a party will continue as an agreement of the Texas Corporation on the same terms and conditions, and references to the Delaware

Corporation will, on and after the Effective Time, mean the Texas Corporation, subject to the terms of the applicable agreement and applicable law.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s Class A common stock, Class B common stock, Class C common stock or Class D common stock will automatically be converted into one share of the corresponding class of common stock of the Texas Corporation, and any stock certificates or book-entry entitlements you then hold will represent the same number and class of shares of the Texas Corporation as they represented of the Company immediately prior to the Effective Time.
No Material Accounting Implications
Effecting the Reincorporation will not have any material accounting implications.
Certain U.S. Federal Income Tax Considerations
The following is a general discussion of certain U.S. federal income tax considerations that may be relevant to U.S. Holders (as defined below) with respect to the Reincorporation. This discussion does not purport to be a complete analysis of all potential tax considerations and does not address any U.S. federal tax laws other than those pertaining to the income tax, nor does it address any foreign, state, or local tax consequences. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, each as in effect as of the date hereof. These authorities are subject to differing interpretations and may change (possibly with retroactive effect), and any such change could affect the accuracy of the statements and conclusions set forth herein. The Company has not sought and will not seek any ruling from the IRS with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with such statements and conclusions.
This discussion applies only to beneficial owners of Class A common stock, Class B common stock, Class C common stock, and/or Class D common stock of the Company (the “Delaware common stock”) who hold their shares of Delaware common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment) and who receive the corresponding Class A common stock, Class B common stock, Class C common stock and/or Class D common stock of the Texas Corporation (the “Texas common stock”) in exchange for such Delaware common stock in the Reincorporation. This discussion does not describe any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010.
This discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular U.S. Holders in light of their individual circumstances or status or the U.S. federal income tax consequences that may be relevant to U.S. Holders subject to special rules under U.S. federal income tax law, such as banks or other financial institutions, broker-dealers, insurance companies, regulated investment companies, tax-exempt entities, dealers or traders in securities or currencies, traders in securities that elect the mark-to-market method of accounting for their securities holdings, U.S. Holders subject to the alternative minimum tax, U.S. Holders whose “functional currency” is not the U.S. dollar, U.S. Holders of shares of Delaware common stock that are required to accelerate the recognition of any item of gross income with respect to such shares as a result of such income being recognized on an “applicable financial statement,” entities treated as partnerships for U.S. federal income tax purposes or other pass-through entities or partners or members therein, U.S. Holders holding shares of Delaware common stock through non-U.S. brokers or other intermediaries, individual retirement and other tax-deferred accounts, real estate investment trusts, certain former citizens or long-term residents of the United States subject to U.S. federal income tax as expatriates, persons holding shares of Delaware common stock through a “hybrid entity,” persons holding shares of Delaware common stock as a hedge against currency risks, as a position in a “straddle” or as part of a “wash sale,” “hedging,” “conversion,” “constructive sale,” or other “integrated” transaction for tax purposes, or persons that own, or have owned, actually or constructively, more than 5% (by vote or value) of any class of Company stock.

If a partnership or an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of shares of Delaware common stock, the U.S. federal income tax treatment of a partner in the partnership or an equity interest owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership. Thus, persons who for U.S. federal income tax purposes are treated as partners in a partnership or equity interest owners of another entity treated as a partnership holding any shares of Delaware common stock should consult their own advisors regarding the tax consequences of the Reincorporation.
As used in this discussion, the term “U.S. Holder” means a beneficial owner of shares of Delaware common stock that is, for U.S. federal income tax purposes: (a) an individual who is a citizen or resident of the United States; (b) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia (and certain non-U.S. entities taxed as U.S. corporations under specialized sections of the Code); (c) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (d) a trust, if it (i) is subject to the primary supervision of a court within the United States and one or more “United States persons” (within the meaning of the Code, “U.S. Persons”) have authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. Person.
The Reincorporation is intended to qualify as a “reorganization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(F) of the Code. As a result, we expect that:
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a U.S. Holder generally should not recognize gain or loss upon the conversion of shares of Delaware common stock into shares of Texas common stock in the Reincorporation;

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a U.S. Holder should have the same aggregate tax basis in its shares of Texas common stock received in the Reincorporation immediately after the Reincorporation as such U.S. Holder had in the corresponding shares of Delaware common stock converted into such Texas common stock immediately before the Reincorporation; and

•
a U.S. Holder’s holding period in its shares of Texas common stock received in the Reincorporation should include such U.S. Holder’s holding period in the corresponding shares of Delaware common stock converted into such shares of Texas common stock.

Each U.S. Holder of shares of Delaware common stock acquired on different dates or at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.
This discussion is for general information only and is not intended to constitute a complete description of all the tax considerations relevant to U.S. Holders relating to the Reincorporation. You should consult your own tax advisor regarding the particular tax consequences to you of the Reincorporation, including the application and effect of any state, local, and foreign income, estate, and other tax laws.
Class A Stockholder Appraisal Rights
HOLDERS OF OUR CLASS A COMMON STOCK ARE NOT ENTITLED TO APPRAISAL RIGHTS WITH RESPECT TO THE REINCORPORATION DESCRIBED IN THIS INFORMATION STATEMENT.
Class B, Class C and Class D Stockholder Appraisal Rights
If the Reincorporation is completed, holders of record and beneficial owners of our Class B common stock, Class C common stock and Class D common stock (collectively, the “Appraisal-Eligible Stock”) who (1) did not consent to or otherwise vote in favor of the Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Reincorporation under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of Appraisal-Eligible Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Appraisal-Eligible Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that record holders (or beneficial owners) of our Appraisal-Eligible Stock exercise their appraisal rights under Section 262.
RECORD HOLDERS (AND BENEFICIAL OWNERS) OF OUR APPRAISAL-ELIGIBLE STOCK SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the Reincorporation is completed, holders of record and beneficial owners of our Appraisal-Eligible Stock who (1) deliver a written demand for appraisal of such person’s shares of our Appraisal-Eligible Stock to us within 20 days after the date of this Information Statement; (2) did not consent to or otherwise vote in favor of the Reincorporation; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of our Appraisal-Eligible Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the shares of the corresponding class of common stock of the Texas Corporation set forth in the Plan of Conversion, for the “fair value” of their shares of our Appraisal-Eligible Stock, exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Reincorporation to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, when a conversion is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Reincorporation, Section 262 requires that either the converting corporation before the effective date of the conversion, or the converted entity within 10 days after such effective date, notify each stockholder of the converting corporation who is entitled to appraisal rights of the approval of the conversion that appraisal rights are available and include in such notice either a copy of Section 262 or information directing the stockholder to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Information Statement constitutes our notice to the holders of record and beneficial owners of our Appraisal-Eligible Stock of the approval of the Reincorporation and that appraisal rights are available in connection therewith, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, which may be accessed without subscription or cost. Because this Information Statement does not notify stockholders of the effective date of the Reincorporation, then either (i) the converting corporation shall send a second notice before the Effective Time notifying each of the holders of Appraisal-Eligible Stock that are entitled to appraisal rights of the effective date of the Reincorporation or (ii) the converted corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with Section 262 and any beneficial owner who has demanded appraisal under subsection (d)(3) of Section 262.
In connection with the Reincorporation, any holder of record or beneficial owner of shares of our Appraisal-Eligible Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the corresponding class of common stock of the Texas Corporation described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Appraisal-Eligible Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Holders of Appraisal-Eligible Stock wishing to exercise the right to seek an appraisal of their shares of our Appraisal-Eligible Stock must do ALL of the following:
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such person must not consent to or otherwise vote in favor of the Reincorporation;

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such person must deliver to us a written demand for appraisal within 20 days after the date of this Information Statement (which is the date the notice required by Section 228(e) of the DGCL was given); and

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such person must continuously hold of record the shares of our Appraisal-Eligible Stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time).

A beneficial owner of our Appraisal-Eligible Stock may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(2) of Section 262 summarized above, provided that such beneficial owner continuously owns such shares through the Effective Time and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to us, within 20 days after the date of this Information Statement, a written demand for the appraisal of such person’s shares. In addition, that person must not consent to or otherwise vote in favor of the Reincorporation. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time. Neither withholding consent nor abstaining from voting or failing to vote with respect to the approval of the Reincorporation will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. A person’s failure to make the written demand within 20 days after the date of this Information Statement will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Appraisal-Eligible Stock. If a stockholder of record is submitting a demand with respect to shares owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A stockholder of record, such as a brokerage firm, bank, trust or other nominee, who holds shares of Appraisal-Eligible Stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Appraisal-Eligible Stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Appraisal-Eligible Stock as to which appraisal is sought. Where no number of shares of Appraisal-Eligible Stock is expressly mentioned, the demand will be presumed to cover all shares of Appraisal-Eligible Stock held in the name of the stockholder of record.
In the case of a written demand for appraisal made by a beneficial owner in such person’s own name, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Virtu Financial, Inc.
1633 Broadway
New York, New York 10019
Attention: Corporate Secretary
At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal with respect to some or all of such person’s shares and accept the terms offered pursuant to the Reincorporation, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered in the Reincorporation within 60 days after the Effective Time. If the proceedings are not dismissed, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery shall determine the fair value of the shares of the corresponding class of common stock exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. The fair value determined in any such appraisal proceeding could be less than, equal to or more than the value of the corresponding class of common stock of the Texas Corporation being offered pursuant to the Plan of Conversion.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares of Appraisal-Eligible Stock held by all dissenting stockholders. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Appraisal-Eligible Stock. Accordingly, any persons who desire to have their shares of our Appraisal-Eligible Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Appraisal-Eligible Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could result in the loss of appraisal rights.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Reincorporation and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal on such person’s own behalf, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within 10 days after receipt by the converted corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a stockholder or beneficial owner of Appraisal-Eligible Stock, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing on such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Appraisal-Eligible Stock, exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
ALTHOUGH WE BELIEVE THAT THE VALUE OF THE APPRAISAL-ELIGIBLE STOCK OF THE TEXAS CORPORATION TO BE ISSUED IN CONNECTION WITH THE REINCORPORATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE TEXAS CORPORATION APPRAISAL-ELIGIBLE STOCK TO BE ISSUED IN CONNECTION WITH THE REINCORPORATION.
We do not anticipate offering more than the applicable shares of Appraisal-Eligible Stock of the Texas Corporation in connection with the Reincorporation to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Appraisal-Eligible Stock is less than the value of the corresponding class of common stock of the Texas Corporation to be issued in connection with the Reincorporation.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to subsection (k) of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of our Appraisal-Eligible Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, or if no petition for appraisal is filed within 120 days after the Effective Time, such person will be deemed to have accepted the terms offered in the Reincorporation.
From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Appraisal-Eligible Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
As of October 27, 2026, there were 47 holders of record of our Class A common stock, 0 holders of record of our Class B common stock, 6 holders of record of our Class C common stock, 1 holder of record of our Class D common stock outstanding.

Security Ownership of Certain Beneficial Owners and Management
The tables below set forth information with respect to the beneficial ownership of our Class A common stock and Class B common stock as of October 26, 2026 by:
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each of our directors and executive officers;

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each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Class A common stock and Class B common stock; and

•
all of our directors and executive officers as a group.

Prior to our initial public offering, our business was conducted through Virtu Financial LLC (“Virtu Financial”) and its subsidiaries. In a series of transactions that occurred in connection with our initial public offering, (i) we became the sole managing member of Virtu Financial and acquired non-voting common interest units of Virtu Financial Units, (ii) certain direct or indirect equity holders of Virtu Financial acquired shares of our Class A common stock and (iii) certain direct or indirect equity holders of Virtu Financial had their interests reclassified into Virtu Financial Units and acquired shares of our Class C common stock or, in the case of TJMT Holdings LLC (the “Founder Member”) only, shares of our Class D common stock (collectively, the “Virtu Members”). Subject to certain restrictions, each Virtu Member, other than the Founder Member, has the right at any time to exchange any vested Virtu Financial Units (together with a corresponding number of shares of Class C common stock) for shares of Class A common stock on a one for one basis. Subject to certain restrictions, the Founder Member has the right at any time to exchange any Virtu Financial Units (together with a corresponding number of shares of Class D common stock) for shares of Class B common stock on a one for one basis. Shares of Class B common stock may be converted into shares of Class A common stock on a one for one basis.
The numbers of shares of Class A common stock beneficially owned and percentages of beneficial ownership set forth in the table below assume that (i) all Virtu Financial Units (together with the corresponding shares of Class C common stock) that have vested or will vest within 60 days have been exchanged for shares of Class A common stock, (ii) all Virtu Financial Units (together with the corresponding shares of Class D common stock) have been exchanged for shares of Class B common stock and (iii) all shares of Class B common stock have been converted into shares of Class A common stock. Subject to the assumptions in the preceding sentence, the amounts and percentages of Class A common stock and Class B common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
Except as set forth in the footnotes below, the percentages included in the following table are based on 88,592,399 shares of Class A common stock outstanding, 6,597,369 Virtu Financial Units and related shares of Class C common stock and 60,091,740 Virtu Financial Units and related shares of Class D common stock outstanding as of October 26, 2026.
Unless otherwise indicated, the address for each beneficial owner listed below is: c/o Virtu Financial, Inc., 1633 Broadway, New York, New York 10019.

	Class A Common Stock (on a fully exchanged and converted basis)		Class B Common Stock (on a fully exchanged and converted basis)(1)		Combined Voting Power(2)
	Number	Percentage	Number	Percentage	Percentage
	As of November 4, 2026 (unless otherwise stated in the footnotes below)
Name of Beneficial Owner
5% Equity Holders
TJMT Holdings LLC(3)	66,817,505	43.0%	60,091,740	100.0%	87.2%
Virtu Employee Holdco LLC(4)	2,690,834	1.7%	—	—	*
BlackRock, Inc.(5)	9,633,953	6.2%	—	—	*
Vanguard Portfolio Management LLC(6)	5,546,296	3.6%	—	—	*
Vanguard Capital Management LLC(7)	4,351,457	2.8%	—	—	*
FMR LLC(8)	4,925,203	3.2%	—	—	*
Directors and Executive Officers
Michael T. Viola(3)	66,817,505	43.0%	60,091,740	100.0%	87.2%
Vincent Viola(3)	66,817,505	43.0%	60,091,740	100.0%	87.2%
Aaron Simons(9)	605,793	*	—	—	*
Stephen Cavoli	116,191	*	—	—	*
Brett Fairclough(10)	53,403	*	—	—	*
Cindy Lee(10)	36,397	*	—	—	*
Joseph Molluso	330,128	*	—	—	*
William F. Cruger, Jr.(10)	74,164	*	—	—	*
Virginia Gambale	16,910	*	—	—	*
Joseph J. Grano, Jr.	33,814	*	—	—	*
Joanne M. Minieri	41,385	*	—	—	*
John D. Nixon	29,590	*	—	—	*
Christopher C. Quick	61,196	*	—	—	*
David J. Urban	45,039	*	—	—	*
Barbara Finigan	—	*	—	—	*
All directors and executive officers as a group (15 persons)	71,958,420	46.3%	60,091,740	100.0%	87.9%

*
Less than 1%

(1)
Represents (i) 60,091,740 shares of Class A common stock issuable to the Founder Member at any time upon (a) the exchange of the 60,091,740 Virtu Financial Units and an equal number of shares of Class D common stock held by the Founder Member for shares of Class B common stock; and (b) the conversion of such shares of Class B common stock into shares of Class A common stock.

(2)
Percentage of combined voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock, voting together as a single class. Each holder of Class B common stock and Class D common stock is entitled to 10 votes per share and each holder of Class A common stock and Class C common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class C common stock and Class D common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock and Class B common stock.

(3)
The Founder Member is owned by trusts for the benefit of family members of Vincent Viola and Teresa Viola, Vincent Viola’s wife. Teresa Viola and Michael T. Viola, Vincent Viola’s son and one of our directors, share dispositive control and voting control over the shares held by the Founder Member. As a result of these relationships, Teresa Viola, Michael T. Viola and Vincent Viola may be deemed to beneficially own (i) 60,091,740 shares of Class A common stock issuable to the Founder Member upon the exchange of Virtu Financial Units and an equal number of shares of Class D common stock held by the Founder Member, (ii) 216,680 shares of Class A common stock issuable to the Founder Member upon the exchange of Virtu Financial Units and an equal number of shares of Class C common stock held by the Founder Member, (iii) 3,693,750 shares of Class A common stock held directly by the founder, (iv) 2,690,834 shares of Class A common stock issuable to Virtu Employee Holdco upon the exchange of Virtu Financial Units and an equal number of shares of Class C common stock held by Virtu Employee Holdco and (v) 124,501 shares of Class A common stock held directly by Michael T. Viola.
(4)
Mr. Viola is the manager of Virtu Employee Holdco, a vehicle that holds Virtu Financial Units on behalf of certain directors and key employees, and exercises dispositive control and voting control over the 2,690,834 shares of Class A common stock issuable upon the exchange of Virtu Financial Units and corresponding shares of Class C common stock held by Virtu Employee Holdco (including both vested and unvested Virtu Financial Units and corresponding shares of Class C common stock), which represents 1.7% of the shares of Class A common stock on a fully exchanged and converted basis as of October 26, 2026. Mr. Viola disclaims beneficial ownership in such shares except to the extent of his pecuniary interest therein.

(5)
Based upon statements in the Schedule 13G filed by BlackRock, Inc. (“BlackRock”) on April 30, 2025. BlackRock has (i) sole voting power over 9,380,323 shares of Class A common stock and (ii) sole dispositive power over 9,633,953 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by BlackRock represents 6.2% of the shares of Class A common stock on a fully exchanged and converted basis as of October 26, 2026. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(6)
Based upon statements in the Schedule 13G filed by Vanguard Portfolio Management LLC (“Vanguard Portfolio Management”) on April 29, 2026. Vanguard Portfolio Management has (i) sole voting power over 9,575 shares of Class A common stock and (ii) sole dispositive power over 5,546,296 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by Vanguard Portfolio Management represents 3.6% of the shares of Class A common stock on a fully exchanged and converted basis as of July 24, 2026. The address of Vanguard Portfolio Management is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based upon statements in the Schedule 13G filed by Vanguard Capital Management LLC (“Vanguard Capital Management”) on July 31, 2026. Vanguard Capital Management has (i) sole voting power over 642,431 shares of Class A common stock and (ii) sole dispositive power over 4,351,457 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by Vanguard Capital Management represents 2.8% of the shares of Class A common stock on a fully exchanged and converted basis as of October 26, 2026. The address of Vanguard Capital Management is 100 Vanguard Blvd., Malvern, PA 19355.

(8)
Based upon statements in the Schedule 13G/A filed by FMR LLC (“FMR”) on May 9, 2025. FMR has (i) sole voting power over 4,865,867 shares of Class A common stock and (ii) sole dispositive power over 4,925,203.21 shares of Class A common stock. The aggregate amount of Class A common stock beneficially owned by FMR represents 3.2% of the shares of Class A common stock on a fully exchanged and converted basis as of October 26, 2026. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

(9)
The Class A common stock owned by Mr. Simons is comprised of (i) 320,184 shares of Class A common stock issuable to him upon the exchange of Virtu Financial Units and corresponding shares of Class C common stock held by Virtu Employee Holdco on behalf of Mr. Simons, (ii) 200,000 shares of Class A common stock issuable to AS & SO Investment LLC, a limited liability company owned by Mr. Simons and his wife, and (iii) 85,609 shares of Class A common stock owned directly by Mr. Simons.

(10)
Includes Virtu Financial Units and corresponding shares of Class C common stock held by Virtu Employee Holdco on behalf of such person that have vested or will vest within the next 60 days.

Delivery of Documents to Security Holders Sharing an Address
If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address, and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 1633 Broadway, New York, New York 10019.
If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.
This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Consenting Stockholder’s approval of the Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.
Where You Can Find More Information About Us
We file our annual, periodic and current reports, and other required information, electronically with the SEC and this information is available at www.sec.gov. We also make available on our website at www.virtu.com, free of charge, copies of these reports and other information as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.
We also use the Investor Relations page of our corporate website at www.virtu.com, press releases, public conference calls and webcasts, and as means of disclosing information to investors and for complying with our disclosure obligations under Regulation FD. We encourage investors, the media and others interested in the Company to review the information we make available through these channels. The contents of the websites referred to above are not intended to be incorporated by reference into this Information Statement or in any other report or document we file with the SEC, and any references to websites are intended to be inactive textual references only.
By Order of the Board of Directors,

Aaron Simons
Director and Chief Executive Officer
               , 2026

Appendix A
RESOLUTIONS OF THE BOARD OF DIRECTORS OF
VIRTU FINANCIAL, INC.
November 4, 2026
TEXAS REDOMESTICATION
WHEREAS, the Board of Directors (the “Board”) of Virtu Financial, Inc., a Delaware corporation (the “Corporation”), previously established a special committee of the Board (the “Special Redomestication Committee”), consisting solely of disinterested directors with respect to a potential redomestication of the Corporation from its current state of incorporation of Delaware to another jurisdiction of incorporation (the “Potential Transaction”);
WHEREAS, the Board delegated to the Special Redomestication Committee the full and exclusive power and authority of the Board to (i) investigate, review, and analyze the potential benefits and drawbacks to the Corporation and its stockholders of the Potential Transaction; (ii) negotiate (or oversee the negotiation of) and to reject the Potential Transaction, (iii) determine whether pursuing the Potential Transaction is in the best interests of the Corporation and its stockholders and, in connection therewith, determine to which state the Corporation ought to redomesticate, if any; and (iv) make a recommendation to the Board whether to pursue and approve the Potential Transaction;
WHEREAS, the Special Redomestication Committee has, with the assistance of the Corporation’s management and the Special Redomestication Committee’s legal advisors, reviewed and considered the potential redomestication of the Corporation from the State of Delaware to the State of Texas (the “Texas Redomestication”) by conversion of the Corporation from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”), and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”);
WHEREAS, the Special Redomestication Committee reviewed the proposed Plan of Conversion in the form attached hereto as Exhibit A (the “Plan of Conversion”), pursuant to which the Corporation would convert from a Delaware corporation to a Texas corporation, with such Texas corporation to be organized pursuant to the Texas certificate of formation attached thereto (the “Texas Certificate of Formation”) and the Texas By-laws attached thereto (the “Texas By-laws”);
WHEREAS, upon completion of its review the Special Redomestication has recommended that the Board approve and adopt the Texas Redomestication and the Plan of Conversion, including the Texas Certificate of Formation and the Texas By-laws;
WHEREAS, having considered the Special Redomestication Committee’s recommendation, the Board has determined that (i) approving and effecting the Texas Redomestication and (ii) approving and adopting the Plan of Conversion are in the best interests of the Corporation and its stockholders;
WHEREAS, upon the completion of the Texas Redomestication, the Corporation will cease to be governed by the laws of the State of Delaware, its existing Second Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws and will become a corporation governed by the laws of the State of Texas (the “Texas Corporation”) and the Texas Certificate of Formation and the Texas By-laws;
WHEREAS, following receipt of stockholder approval and adoption of the Texas Redomestication and the Plan of Conversion and these resolutions approving the Texas Redomestication, the Texas Redomestication, unless abandoned by the Board, will become effective at the date and time (the “Effective Time”) specified in each of (i) the certificate of conversion meeting the requirements of the relevant provisions of the TBOC to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL to be properly executed and filed in accordance with such section;
WHEREAS, at the Effective Time, pursuant to the Plan of Conversion, by virtue of the Texas Redomestication and without any further action by the Corporation, the Texas Corporation, the holders thereof or any other person, each share of Class A common stock, Class B common stock, Class C common stock and Class D common stock, in each case par value $0.00001 per share, of the Corporation issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the corresponding class of common stock, par value $0.00001 per share, of the Texas Corporation; and
WHEREAS, at the Effective Time, by virtue of the Texas Redomestication and without any further action by the Corporation, the Texas Corporation, the holders thereof or any other person, any warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A common stock, Class B common stock, Class C common stock or Class D common stock or other equity securities of the Corporation (each, a “Convertible Security”), shall from and after the Effective Time constitute a corresponding Convertible Security with respect to the same amount and corresponding class of common stock or other equity securities of the Texas Corporation and, if applicable, with the same exercise, purchase or conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security as in effect immediately prior to the Effective Time.
NOW, THEREFORE, BE IT RESOLVED, that, the Board hereby determines that the Texas Redomestication (including the Plan of Conversion, the Texas Certificate of Formation and the Texas By-laws) is in the best interests of the Corporation and its stockholders and approves, adopts and declares advisable the Texas Redomestication (by means of conversion of the Corporation from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas), the Plan of Conversion, the Texas Certificate of Formation and the Texas By-laws;
RESOLVED, that the form, terms, provisions, and conditions of the Texas Redomestication (including the Plan of Conversion, the Texas Certificate of Formation and the Texas By-laws) be and the same hereby are, in all respects approved and adopted;
RESOLVED, that the Board hereby directs that the Texas Redomestication (including the Plan of Conversion, the Texas Certificate of Formation and the Texas By-laws) and these resolutions approving the Texas Redomestication be submitted for approval and adoption, respectively, by the stockholders of the Corporation by written consent in lieu of a meeting;
RESOLVED, that the Board hereby recommends that the stockholders of the Corporation approve and adopt the Texas Redomestication (including the Plan of Conversion, the Texas Certificate of Formation and the Texas By-laws) and adopt these resolutions;
RESOLVED, that following receipt of stockholder approval and adoption of the Texas Redomestication (including the Plan of Conversion, the Texas Certificate of Formation and the Texas By-laws) and these resolutions, the officers of the Corporation (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Corporation’s obligations under the Plan of Conversion and to consummate the Texas Redomestication, including, without limitation, (a) the execution and filing of the Delaware Certificate of Conversion; (b) the execution and filing of the Texas Certificate of Conversion and the Texas Certificate of Formation; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Texas Redomestication; (e) the submission of all required notifications to the New York Stock Exchange or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Texas Redomestication;
RESOLVED, that notwithstanding approval and adoption by the stockholders of the Corporation of the Texas Redomestication (including the Plan of Conversion, the Texas Certificate of Formation and the Texas By-laws) and these resolutions, the Board may, at any time prior to the Effective Time, abandon the

Texas Redomestication and the Plan of Conversion without further action by the stockholders of the Corporation if the Board determines that the Texas Redomestication is no longer in the best interests of the Corporation and its stockholders;
RESOLVED, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates or shares of Class A common stock, Class B common stock, Class C common stock or Class D common stock of the Corporation in uncertificated book-entry form that immediately prior to the Effective Time represented issued and outstanding shares of such class shall be deemed for all purposes to evidence ownership of and to represent the corresponding class and number of shares of common stock of the Texas Corporation; and
RESOLVED, that any shares of Class A common stock, Class B common stock, Class C common stock and Class D common stock of the Texas Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.
RELATED STOCKHOLDER MATTERS
Record Date
RESOLVED, that the close of business on November 4, 2026, be, and it hereby is, fixed as the record date for determining the stockholders of record of the Corporation entitled to provide its written consent without a meeting to the approval and adoption of the Texas Redomestication and the Plan of Conversion.
Information Statement Materials and Securities and Exchange Commission Filings
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Corporation and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of stockholder action by written consent as required by Section 228(e) of the DGCL and any and all related documents which such officers shall determine necessary or desirable in connection with the Texas Redomestication and Plan of Conversion (collectively, the “Information Statement Materials”);
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of the Corporation and in its name to take any action to prepare or cause to be prepared and to file or cause to be filed with the Securities and Exchange Commission (the “SEC”) and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, documents, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Information Statement Materials, together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements, and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Corporation and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions; and
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to mail or cause to be mailed or otherwise furnished or made available to the stockholders of the Corporation all documents as shall be necessary or advisable in connection with the Texas Redomestication, including, without limitation, the Information Statement Materials.
GENERAL
RESOLVED, that each of the Authorized Officers is authorized, empowered and directed, in the name and on behalf of the Corporation, to take the actions contemplated by the foregoing resolutions and to consummate the transactions contemplated thereby, to take or cause to be taken any and all further actions, to execute and deliver, or cause to be executed and delivered, all other documents, instruments, agreements, undertakings, and certificates of any kind and nature whatsoever, to incur and pay or cause to be paid all fees and expenses and to engage such persons as the Authorized Officer or Authorized Officers may determine to be necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions, and the execution by an Authorized Officer of any such documents, instruments, agreements, undertakings and certificates, the payment of any fees and expenses or the engagement of such persons or the taking by them of any action in connection with the foregoing matters shall conclusively establish the Authorized Officer’s authority therefor and the authorization, acceptance, adoption, ratification, approval and confirmation by the Corporation thereof; and
RESOLVED, that all acts and things previously done by any officers of the Corporation or any member of the Board in connection with the foregoing resolutions, on or prior to the date hereof, in the name and on behalf of the Corporation, are in all respects authorized, ratified, approved, confirmed and adopted as the acts and deeds by and on behalf of the Corporation.
* * * * *

Appendix B
PLAN OF CONVERSION
OF
VIRTU FINANCIAL, INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of November 4, 2026 to convert Virtu Financial, Inc., a Delaware corporation (the “Delaware Corporation”), to a Texas corporation to be known as “Virtu Financial, Inc.” (the “Texas Corporation”).
1.   Converting Entity.   The Delaware Corporation is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2.   Converted Entity.   The Texas Corporation shall be a corporation organized under the Texas Business Organizations Code (the “TBOC”). The name of the Texas Corporation shall be Virtu Financial, Inc.
3.   The Conversion.   The Delaware Corporation shall be converted to the Texas Corporation (the “Conversion”) pursuant to Title 1, Chapter 10, Subchapter C of the TBOC and Section 266 of the DGCL. The Delaware Corporation is continuing its existence, without lapse or interruption, in the organizational form of the Texas Corporation.
4.   Filing of Conversion Documents; Effective Time.   As soon as practicable following the satisfaction of the conditions set forth in Section 9 hereof, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12 hereof, the Delaware Corporation shall cause (i) a certificate of conversion in the form required by the TBOC (the “Texas Certificate of Conversion”) and executed in accordance with the relevant provisions of the TBOC to be filed with the Secretary of State of the State of Texas, (ii) a certificate of formation in the form attached hereto as Exhibit A (the “Certificate of Formation”) to be executed and filed with the Secretary of State of the State of Texas, and (iii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with such section, and otherwise make all other filings or recordings as required by the TBOC or DGCL in connection with the Conversion. The Conversion shall become effective at the time specified in the Texas Certificate of Conversion and the Delaware Certificate of Conversion as the effective time of the Conversion (the “Effective Time”). The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in this Plan of Conversion. The Texas Corporation will be responsible for the payment of all of the Delaware Corporation’s fees and franchise taxes and will be responsible for all of its debts and liabilities.
5.   Certificate of Formation and Bylaws.   At the Effective Time, the Certificate of Formation and Bylaws of the Texas Corporation, in the form attached hereto as Exhibit B, shall govern the Texas Corporation until amended in accordance with their respective terms and applicable law.
6.   Directors and Officers.   From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the Texas Corporation, or their respective stockholders, (i) the members of the Board of Directors of the Delaware Corporation (the “Delaware Board”) as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the members of the board of directors of the Texas Corporation (the “Texas Board”), with each director to serve for the remainder of the term for which such director was elected or appointed and until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, disqualification, resignation or removal; (ii) the Chairman of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the Chairman of the Texas Board to serve at the pleasure of the Texas Board; (iii) each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Texas Board on the same terms and with the same powers and authority as the applicable committee of the Delaware Board as of immediately prior to the Effective Time, and the members of each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Texas Board, each to serve at the pleasure of the Texas Board; and (iv) the officers of the Delaware Corporation as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the officers of the Texas Corporation (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), with each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, disqualification, resignation or removal.
7.   Effect on Capital Stock of the Delaware Corporation.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation, the Texas Corporation, the stockholders thereof or any other person, (i) each share of Class A common stock, par value $0.00001 per share, of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A common stock, par value $0.00001 per share, of the Texas Corporation; (ii) each share of Class B common stock, par value $0.00001 per share, of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B common stock, par value $0.00001 per share, of the Texas Corporation; (iii) each share of Class C common stock, par value $0.00001 per share, of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class C common stock, par value $0.00001 per share, of the Texas Corporation; and (iv) each share of Class D common stock, par value $0.00001 per share, of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class D common stock, par value $0.00001 per share, of the Texas Corporation. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A common stock, Class B common stock, Class C common stock or Class D common stock of the Delaware Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of Class A common stock, Class B common stock, Class C common stock or Class D common stock, as applicable, of the Texas Corporation and shall be so registered on the books and records of the Texas Corporation and its transfer agent; and (y) all of the issued and outstanding shares of Class A common stock, Class B common stock, Class C common stock and Class D common stock of the Delaware Corporation that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Texas Corporation into which such shares of the Delaware Corporation have been converted as herein provided in accordance with the customary procedures of the Delaware Corporation’s transfer agent. Any shares of Class A common stock, Class B common stock, Class C common stock or Class D common stock of the Texas Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.
8.   Other Effects of the Conversion.
(a)   At the Effective Time, any warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A common stock, Class B common stock, Class C common stock or Class D common stock or other equity securities of the Delaware Corporation, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time constitute a warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of Class A common stock, Class B common stock, Class C common stock or Class D common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security as in effect immediately prior to the Effective Time.
(b)   At the Effective Time, automatically by virtue of the Conversion and without any further action by the Delaware Corporation, the Texas Corporation or any other person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement, or other similar plan or agreement to which the Delaware Corporation is a party, or otherwise maintains, sponsors or contributes

(including both cash and equity incentive plans), shall continue to be a plan or agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation and the Delaware Board (or any committee thereof) thereunder shall mean the Texas Corporation and its board of directors (or any committee thereof) on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of the Class A common stock, Class B common stock, Class C common stock or Class D common stock or other equity securities of the Delaware Corporation, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of the corresponding class of common stock or other equity securities of the Texas Corporation. Pursuant to the terms of the Virtu Financial, Inc. Second Amended and Restated 2015 Management Incentive Plan (the “Delaware Plan”) and the authority of the Delaware Board or any committee thereof to administer the Delaware Plan, the shares of Class A common stock of the Delaware Corporation subject to the Delaware Plan and all outstanding awards thereunder shall be adjusted pursuant to the terms of the Delaware Plan in the manner described above.
(c)   At the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Delaware Corporation is a party shall continue to be an agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation thereunder shall, on and after the Effective Time, mean the Texas Corporation.
(d)   The Conversion shall not (i) extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending at the Effective Time or (ii) extinguish or adversely affect the standing or ability of any person or entity to initiate a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his or her status as a stockholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit (any such person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Texas Corporation shall not assert that the Conversion, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any Plaintiff to initiate or maintain any Derivative Action.
9.   Conditions Precedent.   Completion of the Conversion is subject to the following conditions:
(a)   the resolution of the Delaware Board approving the Conversion and the Plan of Conversion pursuant to and in accordance with applicable law shall remain in effect;
(b)   this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Class A common stock, Class B common stock, Class C common stock and Class D common stock of the Delaware Corporation outstanding and entitled to vote thereon, voting together as a single class, and by any separate class or series vote that may be required under the DGCL or the certificate of incorporation of the Delaware Corporation; and
(c)   any regulatory or contractual approvals, consents, notices or filings that the Delaware Board or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(c) may be waived by the Delaware Board or any duly authorized committee thereof, and any determination by the Delaware Board or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive to the fullest extent permitted by applicable law. The filing of the Texas Certificate of Conversion with the Texas Secretary of State, and the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, shall be evidence that all conditions to the Conversion have been met or validly waived.
10.   Effect of Conversion.   From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266 of the DGCL and shall, for all purposes of the laws of the State of Texas, have the effects set forth in Title 1, Chapter 10, Subchapter C, Section 10.106 of the TBOC.
11.   Record of Conversion.   Prior to the Conversion (unless this Plan of Conversion shall have been terminated as provided in Section 12 hereof), a copy of this Plan of Conversion will be kept at the principal place of business of the Delaware Corporation and, upon the written request of any stockholder of the Delaware Corporation to the Secretary of the Delaware Corporation, a copy of this Plan of Conversion shall be promptly delivered to such stockholder. From and after the Effective Time, a copy of this Plan of Conversion will continue to be kept at the principal place of business of the Texas Corporation and, upon the written request of any stockholder of the Texas Corporation to the Secretary of the Texas Corporation, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.
12.   Termination; Abandonment.   At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Delaware Corporation as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred if, in the opinion of the Delaware Board, such action would be in the best interests of the Delaware Corporation and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
13.   Foreign Qualifications of the Texas Corporation.   For the purpose of authorizing the Texas Corporation to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Texas Corporation to transact business, the officers of the Texas Corporation are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Texas Corporation, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Texas Corporation to transact business therein, and whenever it is expedient for the Texas Corporation to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Texas Corporation to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Texas Corporation prior to the Effective Time in furtherance of this Section 13 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Texas Corporation.
14.   Plan of Reorganization.   It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
15.   Third-Party Beneficiaries.   This Plan of Conversion shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan of Conversion, no provision of this Plan of Conversion is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Delaware Corporation (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third-party beneficiary to this Plan of Conversion.
16.   Severability.   Whenever possible, each term and provision of this Plan of Conversion will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan of Conversion is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan of Conversion. Upon the determination that any term or provision of this Plan of Conversion is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.
[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.
Virtu Financial, Inc.
By:
/s/ Aaron Simons

Aaron Simons
Director and Chief Executive Officer

Appendix C
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
of
VIRTU FINANCIAL, INC.
(Pursuant to Section 242 and 245 of
the General Corporation Law of the State of Delaware)
Virtu Financial, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:   The name of the Corporation is Virtu Financial, Inc. The date of filing of its original certificate of incorporation (the “Original Certificate of Incorporation”) with the Secretary of State of the State of Delaware was October 17, 2013.
SECOND:   The Original Certificate of Incorporation was last amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 15, 2015.
THIRD:   This Amended and Restated Certificate of Incorporation (this “Amended Certificate of Incorporation”) amends and restates in its entirety the Corporation’s certificate of incorporation as currently in effect and has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (as from time to time in effect, the “General Corporation Law”), by written consent of the holders of all of the outstanding stock entitled to vote thereon in accordance with the provisions of Section 228 of the General Corporation Law.
FOURTH:   This Amended Certificate of Incorporation amends and restates in its entirety the original certificate of incorporation of the Corporation to read as follows:
1.   Name.   The name of the Corporation is Virtu Financial, Inc.
2.   Address; Registered Office and Agent.   The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801, and the name of its registered agent at such address is The Corporation Trust Company.
3.   Purposes.   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.
4.   Number of Shares.
4.1   The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,490,000,000 shares, consisting of:
(i)   1,440,000,000 shares of common stock, divided into (a) 1,000,000,000 shares of Class A common stock, with the par value of $0.00001 per share (the “Class A Common Stock”), (b) 175,000,000 shares of Class B common stock, with the par value of $0.00001 per share (the “Class B Common Stock” and, together with Class A Common Stock, the “Economic Common Stock”), (c) 90,000,000 shares of Class C common stock, with the par value of $0.00001 per share (the “Class C Common Stock”), and (d) 175,000,000 shares of Class D common stock, with the par value of $0.00001 per share (the “Class D Common Stock” and, together with the Class C Common Stock, the “Non-Economic Common Stock” and collectively with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the “Common Stock”); and (ii) 50,000,000 shares of preferred stock, with the par value of $0.00001 per share (the “Preferred Stock”).

4.2   Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of any class of the Common Stock or the Preferred Stock may be increased or decreased, in each case by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of any class of the Common Stock or the Preferred Stock voting separately as a class will be required therefor. Notwithstanding the immediately preceding sentence, the number of authorized shares of any particular class may not be decreased below the number of shares of such class then outstanding, plus:
(i)   in the case of Class A Common Stock, the number of shares of Class A Common Stock issuable in connection with (x) the conversion of all shares of Class B Common Stock issuable as described in clause (ii) below, (y) the exchange of all outstanding shares of Class C Common Stock and all shares of Class C Common Stock issuable as described in clause (iii) below, together with the corresponding Common Units constituting the remainder of any Class C Paired Interests in which such shares are included, pursuant to Section 2.01 of the Exchange Agreement and (z) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock;
(ii)   in the case of Class B Common Stock, the number of shares of Class B Common Stock issuable in connection with (x) the exchange of all outstanding shares of Class D Common Stock and all shares of Class D Common Stock issuable as described in clause (iv) below, together with the corresponding Common Units constituting the remainder of any Class D Paired Interests in which such shares are included, pursuant to Section 2.01 of the Exchange Agreement and (y) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class B Common Stock;
(iii)   in the case of Class C Common Stock, the number of shares of Class C Common Stock issuable in connection with (x) the conversion of all outstanding shares of Class D Common Stock, (y) the conversion of all shares of Class D Common Stock issuable as described in clause (iv) below and (z) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class C Common Stock; and
(iv)   in the case of Class D Common Stock, the number of shares of Class D Common Stock issuable in connection with the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class D Common Stock.
5.   Classes of Shares.   The designation, relative rights, preferences and limitations of the shares of each class of stock are as follows:
5.1   Common Stock.
(i)   Voting Rights.
(1)   Each holder of Class A Common Stock or Class C Common Stock, as such, will be entitled to one vote for each share of Class A Common Stock or Class C Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, and each holder of Class B Common Stock or Class D Common Stock, as such, will be entitled to ten votes for each share of Class B Common Stock or Class D Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, except that, in each case, to the fullest extent permitted by law and subject to Section 5.1(i)(2), holders of shares of each class of Common Stock, as such, will have no voting power with respect to, and will not be entitled to vote on, any amendment to this Amended Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of any outstanding Preferred Stock if the holders of such Preferred Stock are entitled to vote as a separate class thereon under this Amended Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or under the General Corporation Law.

(2)    (a) The holders of the outstanding shares of Class A Common Stock and Class C Common Stock, voting together as a single class, shall be entitled to vote separately upon any amendment to this Amended Certificate of Incorporation (including by merger, consolidation, reorganization or similar event) that would alter or change the powers, preferences, or special rights of such classes of Common Stock in a manner that is disproportionately adverse as compared to the Class B Common Stock or Class D Common Stock and (b) the holders of the outstanding shares of Class B Common Stock and Class D Common Stock, voting together as a single class, shall be entitled to vote separately upon any amendment to this Amended Certificate of Incorporation (including by merger, consolidation, reorganization or similar event) that would alter or change the powers, preferences, or special rights of such classes of Common Stock in a manner that is disproportionately adverse as compared to the Class A Common Stock or Class C Common Stock, it being understood that any merger, consolidation or other business combination shall not be deemed an amendment hereof if such merger, consolidation or other business combination (x) constitutes a Disposition Event in which holders of Paired Interests are required to exchange such Paired Interests pursuant to Section 2.03 of the Exchange Agreement in such Disposition Event and receive consideration in such Disposition Event in accordance with the terms of the Exchange Agreement as in effect prior to such Disposition Event or (y) would be permitted by Section 5.1(iv).
(3)   Except as otherwise required in this Amended Certificate of Incorporation or by applicable law, the holders of Common Stock will vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with the holders of Preferred Stock).
(ii)   Dividends; Stock Splits or Combinations.
(1)   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference senior to or the right to participate with the Economic Common Stock with respect to the payment of dividends, dividends of cash or property may be declared and paid on the Economic Common Stock out of the assets of the Corporation that are by law available therefor, at the times and in the amounts as the board of directors of the Corporation (the “Board”) in its discretion may determine.
(2)   Dividends of cash or property may not be declared or paid on the Class A Common Stock unless a dividend of the same amount and same type of cash or property (or combination thereof) is concurrently declared or paid on the Class B Common Stock. Dividends of cash or property may not be declared or paid on the Class B Common Stock unless a dividend of the same amount and same type of cash or property (or combination thereof) is concurrently declared or paid on the Class A Common Stock.
(3)   Except as provided in Section 5.1 (ii)(4) with respect to stock dividends, dividends of cash or property may not be declared or paid on the Non-Economic Common Stock.
(4)   In no event will any stock dividend, stock split, reverse stock split, combination of stock, reclassification or recapitalization be declared or made on any class of Common Stock (each, a “Stock Adjustment”) unless (a) a corresponding Stock Adjustment for all other classes of Common Stock not so adjusted at the time outstanding is made in the same proportion and the same manner and (b) the Stock Adjustment has been reflected in the same economically equivalent manner on all Common Units. Stock dividends with respect to each class of Common Stock may only be paid with shares of stock of the same class of Common Stock.
(5)   Notwithstanding anything to the contrary, if a dividend in the form of capital stock of a subsidiary of the Corporation is declared or paid on the Class A Common Stock and the Class B Common Stock, the relative per share voting rights of the capital stock of such subsidiary so distributed in respect of the Class A Common Stock and the

Class B Common Stock shall be in the same proportion as the relative voting rights of a share of Class A Common Stock and a share of Class B Common Stock.
(iii)   Liquidation.   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock are entitled, if any, the holders of all outstanding shares of Common Stock will be entitled to receive, pari passu, an amount per share equal to the par value thereof, and thereafter the holders of all outstanding shares of Economic Common Stock will be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of Economic Common Stock. Without limiting the rights of the holders of Non-Economic Common Stock to exchange their shares of Non-Economic Common Stock, together with the corresponding Common Units constituting the remainder of any Paired Interests in which such shares are included, for shares of Economic Common Stock in accordance with Section 2.01 of the Exchange Agreement (or for the consideration payable in respect of shares of Economic Common Stock in such voluntary or involuntary liquidation, dissolution or winding up), the holders of shares of Non-Economic Common Stock, as such, will not be entitled to receive, with respect to such shares, any assets of the Corporation in excess of the par value thereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(iv)   Merger, Consolidation, Tender or Exchange Offer.   Except as expressly provided in this Article 5, the Economic Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, and the Non-Economic Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical as to all matters. Without limiting the generality of the foregoing, (1) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration (if any) as the holders of the Class D Common Stock and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration (if any) on a per share basis as the holders of the Class D Common Stock and (2) in the event of (a) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (b) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock, and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration (if any) as the holders of the Class D Common Stock and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration (if any) on a per share basis as the holders of the Class D Common Stock; provided that, for the purposes of the foregoing clauses (1) and (2) and notwithstanding the first sentence of this Section 5.1(iv), (i) in the event any such consideration includes securities, (I) the consideration payable to holders of Class A Common Stock shall be deemed the same form of consideration and at least the same amount of consideration on a per share basis as the holders of Class B Common Stock on a per share basis if the only difference in the per share distribution to the holders of Class B Common Stock is that the securities distributed to such holders have not more than ten times the voting power of any securities distributed to the holder of a share of Class A Common Stock and

(II) the consideration payable to holders of Class D Common Stock shall be deemed the same form of consideration and at least the same amount of consideration on a per share basis as the holders of Class C Common Stock on a per share basis if the only difference in the per share distribution to the holders of Class D Common Stock is that the securities distributed to such holders have not more than ten times the voting power of any securities distributed to the holder of a share of Class C Common Stock (in each case, so long as such securities issued to the holders of Class B Common Stock or the Class D Common Stock, as the case may be, remain subject to automatic conversion on terms no more favorable to such holders than those set forth in Section 6.2) and (ii) payments under or in respect of the tax receivable or similar agreement entered by the Corporation from time to time with any holders of Common Stock and/or securities of Virtu Financial shall not be considered part of the consideration payable in respect of any share of Common Stock.
5.1   Preferred Stock.   Shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not retired of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with such powers, including voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the designation and issue of such shares of Preferred Stock from time to time adopted by the Board pursuant to authority so to do which is hereby expressly vested in the Board. The powers, including voting powers, if any, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Each series of shares of Preferred Stock: (i) may have such voting rights or powers, full or limited, if any; (ii) may be subject to redemption at such time or times and at such prices, if any; (iii) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock, if any; (iv) may have such rights upon the voluntary or involuntary liquidation, winding up or dissolution of, upon any distribution of the assets of, or in the event of any merger, sale or consolidation of, the Corporation, if any; (v) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation (or any other securities of the Corporation or any other Person) at such price or prices or at such rates of exchange and with such adjustments, if any; (vi) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts, if any; (vii) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation, if any; (viii) may be subject to restrictions on transfer or registration of transfer, or on the amount of shares that may be owned by any Person or group of Persons; and (ix) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, if any; all as shall be stated in said resolution or resolutions of the Board providing for the designation and issue of such shares of Preferred Stock.
6.   Conversion and Exchange of Shares.
6.1    Voluntary Conversion of Class B Common Stock and Class D Common Stock.
(i)   Each share of Class B Common Stock or Class D Common Stock may be converted into one fully paid and non-assessable share of Class A Common Stock or Class C Common Stock, respectively, at any time at the option of the holder of such share of Class B Common Stock or Class D Common Stock. In order to exercise the conversion privilege, the holder of any shares of Class B Common Stock or Class D Common Stock to be converted shall present and surrender the certificate or certificates representing such shares (if certificated) during usual business hours at the principal executive offices of the Corporation or, if any agent for the registration or transfer of shares of Class B Common Stock or Class D Common Stock is then duly appointed and acting (the “Class B Transfer Agent” and the “Class D Transfer Agent,” respectively), at the office of the Class B Transfer Agent or Class D Transfer Agent, as applicable, accompanied by written notice that the holder elects to convert the shares of Class B Common Stock or Class D Common Stock, as applicable, represented by such certificate or certificates, to the extent specified in such notice. If required by the Corporation, any certificate for shares of Class B Common Stock or Class D Common Stock surrendered for conversion shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Corporation and the Class B Transfer Agent or Class D Transfer Agent, as applicable, duly executed by the holder of such shares or such holder’s duly authorized representative. As promptly as practicable after the receipt of such notice and the surrender of the certificate or certificates representing such shares of Class B Common Stock or Class D Common Stock as aforesaid and in any event within three (3) days of the receipt of such notice and certificates, if such shares are certificated, the Corporation shall issue and deliver at such office to such holder, or on such holder’s written order, a certificate or certificates for the number of full shares of Class A Common Stock or Class C Common Stock, as applicable, (if certificated) issuable upon the conversion of such shares. To the extent such shares of Class B Common Stock or Class D Common Stock as aforesaid are settled through the facilities of The Depository Trust Company, the Corporation shall, upon such holder’s written order, issue and deliver the number of full shares of Class A Common Stock or Class C Common Stock, as applicable, issuable upon the conversion of such shares through the facilities of The Depository Trust Company to the account of the participant of The Depository Trust Company designated by such holder. Each conversion of shares of Class B Common Stock or Class D Common Stock shall be deemed to have been effected on (i) the date on which such notice shall have been received by the Corporation, the Class B Transfer Agent or the Class D Transfer Agent, as applicable (subject to receipt by the Corporation, the Class B Transfer Agent or the Class D Transfer Agent, as applicable, within five (5) Business Days thereafter of any required instruments of transfer as aforesaid), or (ii) such later date specified in or pursuant to such notice, and the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock or Class C Common Stock shall be issuable upon such conversion as aforesaid shall be deemed to have become on said date the holder or holders of record of the shares represented thereby.
(ii)   Notwithstanding anything in this Section 6.1 to the contrary, any holder may withdraw or amend a notice of conversion, in whole or in part, prior to the effectiveness of the conversion, at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the date of the conversion (or any such later time as may be required by applicable law) by delivery of a written notice of withdrawal to the Corporation, the Class B Transfer Agent or the Class D Transfer Agent, as applicable, specifying (1) if applicable, the certificate numbers of the withdrawn shares of Class B Common Stock or Class D Common Stock, (2) if any, the number of shares of Class B Common Stock or Class D Common Stock as to which the notice of conversion remains in effect and (3) if the holder so determines, a new conversion date or any other new or revised information permitted in a notice of conversion. A notice of conversion may specify that the conversion is to be contingent (including as to timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of shares of the Class A Common Stock or Class C Common Stock into which the Class B Common Stock or Class D Common Stock, respectively, is convertible, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which the Class A Common Stock or Class C Common Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property.
6.2   Automatic Conversion of Class B Common Stock and Class D Common Stock.
(i)   Each outstanding share of Class B Common Stock or Class D Common Stock will, automatically and without further action on the part of the Corporation or any holder of Class B Common Stock or Class D Common Stock, convert into one fully paid and non-assessable share of Class A Common Stock or Class C Common Stock, respectively, (a) immediately prior to any Transfer of such Class B Common Stock or Class D Common Stock, as applicable, by the initial registered holder thereof, other than a Transfer to any Permitted Transferee or (b) upon the occurrence of the Triggering Event. Upon any conversion pursuant to this Section 6.2, the certificate or certificates that represented immediately prior thereto the shares of Class B Common Stock or Class D Common Stock that were so converted, automatically and without further action, shall represent the same number of shares of Class A Common Stock or Class C Common Stock, respectively, without the need for surrender or exchange thereof. As promptly as practicable following a conversion pursuant to this Section 6.2, the Corporation shall deliver or cause to be delivered to any holder whose shares of Class B Common Stock or Class D Common Stock have been converted as a result of such conversion the number of shares of Class A Common Stock or Class C Common Stock deliverable upon such conversion, as applicable, registered in the name of such holder. To the extent such shares are settled through the facilities of The Depository Trust Company, the Corporation will, upon the written instruction of such holder, deliver the shares of Class A Common Stock or Class C Common Stock deliverable to such holder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such holder. Each share of Class B Common Stock and Class D Common Stock that is converted pursuant to this Section 6.2 shall thereupon be retired by the Corporation and shall not be available for reissuance.
(ii)   The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock and Class D Common Stock and the general administration of its multi-class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock or Class D Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock or Class D Common Stock, as applicable, and to confirm that a conversion to Class A Common Stock or Class C Common Stock, respectively has not occurred.
6.3   Unconverted Shares.   If less than all of the shares of Class B Common Stock or Class D Common Stock evidenced by a certificate or certificates surrendered to the Corporation are converted, the Corporation shall execute and deliver to, or upon the written order of, the holder of such certificate or certificates a new certificate or certificates evidencing the number of shares of Common Stock which are not converted without charge to the holder.
6.4   No Conversion Rights of Class A Common Stock and Class C Common Stock.   The Class A Common Stock and Class C Common Stock shall not have any conversion rights.
6.5   Reservation of Shares of Class A Common Stock for Conversion Right.   The Corporation will at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock, solely for the purposes of conversions of Class B Common Stock, the number of shares of Class A Common Stock that are issuable upon conversion of all outstanding shares of Class B Common Stock, including any shares of Class B Common Stock issuable upon the exchange of all outstanding shares of Class D Common Stock, together with the corresponding Common Units constituting the remainder of any Class D Paired Interests in which such shares are included, pursuant to Section 2.01 of the Exchange Agreement. The Corporation covenants that all the shares of Class A Common Stock that are issued upon conversion of such Class B Common Stock will, upon issuance, be validly issued, fully paid and non-assessable.
6.6   Reservation of Shares of Class C Common Stock for Conversion Right.   The Corporation will at all times reserve and keep available out of its authorized and unissued shares of Class C Common Stock, solely for the purposes of conversions of Class D Common Stock, the number of shares of Class C Common Stock that are issuable upon conversion of all outstanding shares of Class D Common Stock. The Corporation covenants that all the shares of Class C Common Stock that are issued upon conversion of Class D Common Stock will, upon issuance, be validly issued, fully paid and non-assessable.

6.7    Retirement of Non-Economic Common Stock.   In the event that no Class D Paired Interests remain exchangeable for shares of Class B Common Stock, the Class D Common Stock will be transferred to the Corporation and thereupon shall be retired. In the event that no Class C Paired Interests remain exchangeable for shares of Class A Common Stock, the Class C Common Stock will be transferred to the Corporation and thereupon shall be retired. In the event that any outstanding share of Non-Economic Common Stock shall cease to be held by a holder of Common Units, such share shall automatically and without further action on the part of the Corporation or its holder be transferred to the Corporation and thereupon shall be retired and cease to be outstanding and may not be reissued by the Corporation.
6.8   Distributions with Respect to Converted Shares.   No conversion pursuant to this Article 6 shall impair the right of the converting stockholder to receive any dividends or other distributions payable on shares so converted in respect of a record date that occurs prior to the effective date for such conversion. For the avoidance of doubt, no converting stockholder shall be entitled to receive, in respect of a single record date, dividends or other distributions both on shares that are converted by such stockholder and on shares received by such stockholder in such conversion.
6.9   Exchange of Class C Common Stock and Class D Common Stock.   Shares of Class C Common Stock or Class D Common Stock may be exchanged, together with the corresponding Common Units constituting the remainder of any Class C Paired Interests or Class D Paired Interests in which such shares are included, as applicable, at any time and from time to time for shares of Class A Common Stock or Class B Common Stock, respectively, in accordance with Section 2.01 of the Exchange Agreement.
6.10   Taxes.   The issuance of shares of Economic Common Stock upon the exercise by holders of shares of Non-Economic Common Stock of their right under Section 2.01 of the Exchange Agreement to exchange Paired Interests will be made without charge to the holders of the shares of Non-Economic Common Stock for any transfer taxes, stamp taxes or duties or other similar tax in respect of the issuance; provided, however, that if any such shares of Economic Common Stock are to be issued in a name other than that of the then record holder of the shares of Non-Economic Common Stock being exchanged (or The Depository Trust Company or its nominee for the account of a participant of The Depository Trust Company that will hold the shares for the account of such holder), then such holder and/or the Person in whose name such shares are to be delivered, shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in the issuance or shall establish to the reasonable satisfaction of the Corporation that the tax has been paid or is not payable.
7.   Board of Directors.
7.1   Number of Directors.
(i)   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Unless and except to the extent that the Amended and Restated By-laws of the Corporation (as such By-laws may be amended from time to time, the “By-laws’”) shall so require, the election of the directors of the Corporation (the “Directors’”) need not be by written ballot. Except as otherwise provided for or fixed pursuant to the provisions of Section 5.2 of this Amended Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional Directors, the total number of Directors constituting the entire Board shall be not less than three (3) nor more than twenty (20), with the then authorized number of Directors being fixed from time to time by the Board.
(ii)   During any period when the holders of any series of Preferred Stock have the right to elect additional Directors as provided for or fixed pursuant to the provisions of Section 5.2 (“Preferred Stock Directors”), upon the commencement, and for the duration, of the period during which such right continues: (i) the then total authorized number of Directors shall automatically be increased by such specified number of Preferred Stock Directors, and the holders of the related Preferred Stock shall be entitled to elect the Preferred Stock Directors pursuant to the provisions of the Board’s designation for the series of Preferred Stock, and (ii) each such Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such Preferred Stock Director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such Preferred Stock Directors, shall forthwith terminate and the total and authorized number of Directors shall be reduced accordingly.
7.2   Staggered Board.   The Board (other than Preferred Stock Directors) shall be divided into three (3) classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I Directors shall initially serve until the first annual meeting of stockholders following the effectiveness of this Amended Certificate of Incorporation; Class II Directors shall initially serve until the second annual meeting of stockholders following the effectiveness hereof; and Class III Directors shall initially serve until the third annual meeting of stockholders following the effectiveness hereof. Commencing with the first annual meeting of stockholders following the effectiveness hereof, each Director of each class the term of which shall then expire shall be elected to hold office for a three-year term and until such Director’s successor has been duly elected and qualified. In case of any increase or decrease, from time to time, in the number of Directors (other than Preferred Stock Directors), the number of Directors in each class shall be apportioned as nearly equal as possible. The Board is authorized to assign members of the Board already holding office to Class I, Class II and Class III.
7.3   Vacancies and Newly Created Directorships.   Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding and subject to obtaining any required stockholder votes or consents under the Stockholders Agreement, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board or, prior to the Triggering Event, by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class. Any Director so chosen shall hold office until the next election of the class for which such Director shall have been chosen and until his or her successor shall be duly elected and qualified or until such Director’s earlier death, disqualification, resignation or removal. No decrease in the number of Directors shall shorten the term of any Director then in office.
7.4   Removal of Directors.   Except for Preferred Stock Directors and subject to obtaining any required stockholder votes or consents under the Stockholders Agreement, any Director or the entire Board may be removed from office at any time, but only for cause by the affirmative vote of the holders of seventy-five percent (75%) of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class; provided, however, that prior to the Triggering Event, any Director may be removed with or without cause by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.
8.   Meetings of Stockholders.
8.1   Action by Written Consent.   From and after the Triggering Event, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Prior to the Triggering Event, any action required or permitted to be taken by the stockholders of the Corporation may be effected by the consent in writing of the holders of a majority of the total voting power of the Corporation entitled to vote thereon, voting together as a single class in lieu of a duly called annual or special meeting of stockholders.
8.2   Special Meetings of Stockholders.   Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Board pursuant to a written resolution adopted by a majority of the total number of Directors that the Corporation would have if there were no vacancies or (ii) by or at the direction of the Chairman, the Vice Chairman or the Chief Executive Officer. In addition, prior to the Triggering Event, special meetings of stockholders of the Corporation may be called by the Secretary of the Corporation at the request of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
8.3   Election of Directors by Written Ballot.   Unless and except to the extent that the By-laws shall so require, the election of the Directors need not be by written ballot.
9.   Business Combinations.
9.1   Section 203 of the General Corporation Law.   The Corporation will not be subject to the provisions of Section 203 of the General Corporation Law.
9.2   Limitations on Business Combinations.   Notwithstanding Section 9.1, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Class A Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(i)   prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or
(ii)   upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five (85)% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are Directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
(iii)   at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
9.3   Definitions.   For purposes of this Article 9:
(i)   “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(ii)   “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty- percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty-percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii)   “business combination,” when used in reference to the Corporation and any interested stockholder, means:
(1)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 9.2 is not applicable to the surviving entity;
(2)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(3)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the General Corporation Law; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (3) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(4)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(5)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1)-(4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(iv)   “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article 9, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(v)   “interested stockholder” means any person (other than the Corporation or any direct or indirect majority- owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall not include (a) the Principal Stockholders or Principal Stockholder transferees or (b) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(vi)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(1)   beneficially owns such stock, directly or indirectly; or
(2)   has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or
(3)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(vii)   “person” means any individual, corporation, partnership, unincorporated association or other entity.
(viii)   “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(ix)   “Principal Stockholder transferee” means any Person who acquires voting stock of the Corporation from a Principal Stockholder (other than in connection with a public offering) and who is designated in writing by such Principal Stockholder as a “Principal Stockholder transferee.”
(x)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

10.   Corporate Opportunities.
10.1   Certain Acknowledgement.   In recognition and anticipation that, subject to certain contractual commitments entered into with the Corporation and/or its subsidiaries, (i) certain directors, principals, officers, employees and/or other representatives of investment funds or vehicles affiliated with the Principal Stockholders and their respective Affiliates may serve as directors, officers or agents of the Corporation or any of its subsidiaries, (ii) the Principal Stockholders and their Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) certain members of the Board who are not officers or employees of the Corporation (other than Mr. Vincent Viola) (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article 10 are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Principal Stockholders, certain of the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its Directors, officers and stockholders in connection therewith.
10.2   Scope.   The Corporation waives, to the maximum extent permitted by law, the application of the doctrine of corporate opportunity, or any other analogous doctrine, with respect to the Corporation, to the Principal Stockholders, any Directors or any of their respective Affiliates; provided that the foregoing waiver shall not apply to Directors (other than Mr. Viola) that are officers of the Corporation and/or any of its subsidiaries (each Person entitled such waiver, an “Exempted Person”). To the maximum extent permitted by law, except to the extent otherwise provided in any agreement between an Exempted Person and the Corporation and/or any of its subsidiaries, no Exempted Person shall have any obligation to refrain from (i) engaging in the same or similar activities or lines of business as the Corporation or any of its Affiliates or developing or marketing any products or services that compete, directly or indirectly, with those of the Corporation or any of its Affiliates today or in which the Corporation or any of its Affiliates proposes to engage or develop, (ii) investing or owning any interest publicly or privately in, or developing a business relationship with, any Person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Corporation or any of its Affiliates or (iii) doing business with any client or customer of the Corporation or any of its Affiliates (each of the activities referred to in clauses (i)-(iii) above, a “Specified Activity”). The Corporation renounces any interest or expectancy in, or in being offered an opportunity to participate in, any Specified Activity that may be presented to or become known to any Exempted Person. Notwithstanding anything to the contrary in this Article 10, no Exempted Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Exempted Person engages in any of the Specified Activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Exempted Person and the Corporation or any of its Affiliates, except as provided in Section 10.3 hereof. Subject to Section 10.3, in the event that any Exempted Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Exempted Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Exempted Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person. For the avoidance of doubt, subject to certain contractual commitments entered into with the Corporation and/or its subsidiaries, Mr. Douglas A. Cifu shall be permitted to become engaged in, or provide services to, any other business or activity, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, in which Mr. Viola is engaged as of the date hereof or permitted to become engaged in, to the extent that Mr. Cifu’s level of participation in such businesses or activities are consistent with his participation in such businesses and activities as the date hereof.
10.3   Allocation of Corporate Opportunities.   Notwithstanding anything in Section 10.2 to the contrary, the Corporation does not renounce its interest in any corporate opportunity offered to any Director who serves as an officer of the Corporation (other than Mr. Viola and, to the extent permitted by the last sentence of Section 10.2, Mr. Cifu).
10.4   Certain Matters Deemed Not Corporate Opportunities.   In addition to and notwithstanding the foregoing provisions of this Article 10, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
10.5   Amendment of this Article.   No amendment or repeal of this Article 10 in accordance with the provisions of Article 14 shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware or otherwise relies on the protection afforded to such Exempted Person prior to such amendment or repeal. This Article 10 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any Director or officer of the Corporation under this Amended Certificate of Incorporation, the By-laws or applicable law.
10.6   Notice of this Article.   To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article 10.
10.7   Certain Definitions.   For purposes of this Article 10:
(i)   “Corporation” means the Corporation, any of its subsidiaries (including Virtu Financial and its subsidiaries) and/or any of its Affiliates; and
(ii)   “Affiliate” means (a) in respect of the Principal Stockholders, any Person that, directly or indirectly, is controlled by the Principal Stockholders, controls the Principal Stockholders or is under common control with the Principal Stockholders and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation); provided, that (i) the Viola Entities shall not be deemed “Affiliates” of the Silver Lake Entities and vice versa, (ii) the Viola Entities shall not be deemed “Affiliates” of the Temasek Entities and vice versa and (iii) the Silver Lake Entities shall not be deemed “Affiliates” of the Temasek Entities and vice versa, (b) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation.
11.   Limitation of Liability.
11.1   To the fullest extent permitted under the General Corporation Law, as amended from time to time, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer of the Corporation.
11.2   Any amendment or repeal of Section 11.1 shall not adversely affect any right or protection of a Director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.
12.   Indemnification
12.1   Right to Indemnification.   The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any

Person (a “Covered Person”) who was or is a party or is threatened to be made a party to or otherwise involved any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a Person for whom he or she is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees and expenses, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, and amounts paid or to be paid in settlement) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 12.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.
12.2   Prepayment of Expenses.   To the extent not prohibited by applicable law, the Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 12 or otherwise.
12.3   Claims.   If a claim for indemnification or advancement of expenses under this Article 12 is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. In (i) any suit brought by a Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, such Person has not met any applicable standard for indemnification set forth in the General Corporation Law. Neither the failure of the Corporation (including by its Directors who are not parties to such action, a committee of such Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the General Corporation Law, nor an actual determination by the Corporation (including by its Directors who are not parties to such action, a committee of such Directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that such Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, be a defense to such suit.
12.4   Nonexclusivity of Rights.   The rights conferred on any Covered Person by this Article 12 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Amended Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested Directors or otherwise.
12.5   Other Sources.   Subject to Section 12.6, Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity or enterprise.
12.6   Indemnitor of First Resort.   In all events, (i) the Corporation hereby agrees that it is the indemnitor of first resort (i.e., its obligation to a Covered Person to provide advancement and/or indemnification to such Covered Person are primary and any obligation of any Principal Stockholder (including any Affiliate thereof other than the Corporation) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter), or any obligation of any insurer of any Principal Stockholder to provide insurance coverage, for the same expenses, liabilities, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgments, penalties, fines and amounts paid in settlement) incurred by such Covered Person are secondary and (ii) if any Principal Stockholder (or any Affiliate thereof, other than the Corporation) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with such Covered Person, then (x) such Principal Stockholder (or such Affiliate, as the case may be), as the case may be, shall be fully subrogated to all rights of such Covered Person with respect to such payment and (y) the Corporation shall fully indemnify, reimburse and hold harmless such Principal Stockholder (or such other Affiliate), as the case may be, for all such payments actually made by such Principal Stockholder (or such other Affiliate).
12.7   Amendment or Repeal.   Any amendment or repeal of the foregoing provisions of this Article 12 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment or repeal.
12.8   Other Indemnification and Prepayment of Expenses.   This Article 12 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to Persons other than Covered Persons when and as authorized by appropriate corporate action.
12.9   Reliance.   Covered Persons who after the date of the adoption of this provision become or remain a Covered Person described in Article 12 will be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 12 in entering into or continuing the service. The rights to indemnification and to the advance of expenses conferred in this Article 12 will apply to claims made against any Covered Person described in Article 12 arising out of acts or omissions in respect of the Corporation or one of its subsidiaries that occurred or occur both prior and subsequent to the adoption hereof. The rights conferred upon Covered Persons in this Article 12 shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a Director or officer and shall inure to the benefit of the Covered Person’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article 12 that adversely affects any right of a Covered Person or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
12.10   Insurance.   The Corporation may purchase and maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law.
13.   Adoption, Amendment or Repeal of By-Laws.   In furtherance and not in limitation of the powers conferred by law, the Board is expressly authorized to make, alter, amend or repeal the By-laws subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the By-laws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto to make, alter, amend or repeal the By-laws, from and after the Triggering Event, in addition to any other vote otherwise required by law, the affirmative vote of the holders of seventy-five percent (75%) of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to make, alter, amend or repeal the By-laws.

14.   Adoption, Amendment and Repeal of Certificate.   Subject to Article 5, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended Certificate of Incorporation, in the manner now or hereafter prescribed by the General Corporate Law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other Persons whomsoever by and pursuant to this Amended Certificate of Incorporation in its present form or as hereafter amended, are granted and held subject to this reservation. Notwithstanding anything to the contrary contained in this Amended Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Sections 7.2, 7.3 and 7.4 of Article 7, Section 8.1 and 8.2 of Article 8 or Article 9, 10, 13, 14 or 15 may be altered, amended or repealed in any respect, nor may any provision or by-law inconsistent therewith be adopted, unless in addition to any other vote required by this Amended Certificate of Incorporation or otherwise required by law, (i) prior to the Triggering Event, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, and (ii) from and after the Triggering Event, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of seventy-five percent (75%) of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, at a meeting of the stockholders called for that purpose.
15.   Forum for Adjudication of Disputes.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law or (d) any action asserting a claim governed by the internal affairs doctrine. Any Person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of consent to the provision of this Article 15.
16.   Severability.   If any provision or provisions of this Amended Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Amended Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Amended Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its Directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.
17.   Definitions.   As used in this Amended Certificate of Incorporation, unless the context otherwise requires or as set forth in another Article or Section of this Amended Certificate of Incorporation, the term:
(a)   “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that (i) neither the Corporation nor any of its subsidiaries will be deemed an Affiliate of any stockholder of the Corporation or any of such stockholders’ Affiliates and (ii) no stockholder of the Corporation will be deemed an Affiliate of any other stockholder of the Corporation, in each case, solely by reason of any investment in the Corporation or any rights conferred on such stockholder pursuant to the Stockholders Agreement (including any representatives of such stockholder serving on the Board).
(b)   “Amended Certificate of Incorporation” is defined in the recitals.

(c)   “Board” is defined in Section 5.1(ii)(1).
(d)   “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York.
(e)   “By-laws” is defined in Section 7.1.
(f)   “Chairman” means the Chairman of the Board.
(g)   “Chief Executive Officer” means the Chief Executive Officer of the Corporation.
(h)   “Class A Common Stock” is defined in Section 4.1.
(i)   “Class B Common Stock” is defined in Section 4.1.
(j)   “Class B Transfer Agent” is defined in Section 6.1(i).
(k)   “Class C Common Stock” is defined in Section 4.1.
(l)   “Class C Paired Interest” means one Common Unit together with one share of Class C Common Stock, subject to adjustment pursuant to Section 2.02(a) of the Exchange Agreement.
(m)   “Class D Common Stock” is defined in Section 4.1.
(n)   “Class D Paired Interest” means one Common Unit together with one share of Class D Common Stock, subject to adjustment pursuant to Section 2.02(b) of the Exchange Agreement.
(o)   “Class D Transfer Agent” is defined in Section 6.1(i).
(p)   “Common Stock” is defined in Section 4.1.
(q)   “Common Unit” means a non-voting common interest unit of Virtu Financial.
(r)   “control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
(s)   “Corporation” means Virtu Financial, Inc.
(t)   “Covered Person” is defined in Section 12.1.
(u)   “Director” is defined in Section 7.1.
(v)   “Disposition Event” means any merger, consolidation or other business combination of the Corporation, whether effectuated through one transaction or series of related transactions (including a tender offer followed by a merger in which holders of Class A Common Stock receive the same consideration per share paid in the tender offer), unless, following such transaction, all or substantially all of the holders of the voting power of all outstanding classes of Common Stock and series of Preferred Stock that are generally entitled to vote in the election of Directors prior to such transaction or series of transactions, continue to hold a majority of the voting power of the surviving entity (or its parent) resulting from such transaction or series of transactions in substantially the same proportions as immediately prior to such transaction or series of transactions.
(w)   “Economic Common Stock” is defined in Section 4.1.
(x)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor law or statute, together with the rules and regulations promulgated thereunder.
(y)   “Exchange Agreement” means the Exchange Agreement, dated as of April 15, 2015, by and among Virtu Financial, the Corporation and the holders of Common Units and shares of Class C Common Stock and Class D Common Stock, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.

(z)   “Exempted Person” is defined in Section 10.2.
(aa)   “Family Member” shall mean with respect to any natural person, the spouse, parents, grandparents, lineal descendants, siblings of such person or such person’s spouse, and lineal descendants of siblings of such person or such person’s spouse. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority.
(ab)   “General Corporation Law” is defined in the recitals.
(ac)   “Non-Economic Common Stock” is defined in Section 4.1.
(ad)   “Paired Interest” means one Class C Paired Interest or one Class D Paired Interest.
(ae)   “Permitted Transferees” means, with respect to any Viola Equityholder, (i) Mr. Vincent Viola or any of his Family Members or any trust, family-partnership or estate-planning vehicle so long as Mr. Viola and/or his Family Members are the sole economic beneficiaries thereof, (ii) any corporation, limited liability company, partnership or other entity of which all of the economic beneficial ownership thereof belongs to Mr. Viola, his Family Members or any trust, family-partnership or estate-planning vehicle whose economic beneficiaries consist solely of Mr. Viola and/or his Family Members, (iii) a charitable institution controlled by Mr. Viola and/or his Family Members, (iv) an individual mandated under a qualified domestic relations order and (v) a legal or personal representative of Viola Equityholder and/or his Family Members in the event of the death or disability thereof.
(af)   “Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.
(ag)   “Preferred Stock” is defined in Section 4.1.
(ah)   “Preferred Stock Directors” is defined in Section 7.1.
(ai)   “Principal Stockholders” means the Viola Entities, the Silver Lake Entities and the Temasek Entities.
(aj)(jj)   “Proceeding” is defined in Section 12.1.
(ak)   “Silver Lake Entities” means any investment funds managed, sponsored, controlled or advised by Silver Lake Group L.L.C. and their respective successors and Affiliates.
(al)   “Specified Activity” is defined in Section 10.2.
(am)   “Stock Adjustment” is defined in Section 5.1(ii)(4).
(an)   “Stockholders Agreement” means the Stockholders Agreement, dated April 15, 2015, by and among the Corporation, TJMT Holdings LLC, Vincent Viola, SLP III EW Feeder I, L.P., SLP Virtu Investors, LLC, Silver Lake Technology Associates III, L.P. and the other persons party thereto or that may become parties thereto from time to time, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.
(ao)   “Temasek Entities” means Havelock Fund Investments Pte Ltd., Temasek Holdings (Private) Limited (“Temasek Holdings”) and Temasek Holdings’ direct and indirect wholly owned subsidiaries the boards of directors or equivalent governing bodies of which comprise solely nominees or employees of (i) Temasek Holdings, (ii) Temasek Pte Ltd. (a wholly owned subsidiary of Temasek Holdings) and/or (iii) wholly owned direct and indirect subsidiaries of Temasek Pte Ltd.
(ap)   “Transfer” of a share of Class B Common Stock or Class D Common Stock means, directly or indirectly, any sale, assignment, transfer, exchange, gift, bequest, pledge, hypothecation or other disposition or encumbrance of such share or any legal or beneficial interest in such share, in whole or in part, whether or not for value and whether voluntary or involuntary or by operation of law; provided, however, that the following shall not be considered a “Transfer”: (i) the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at annual or special meetings of stockholders or in connection with any action by written consent of the stockholders solicited by the Board (at such times as action by written consent of stockholders is permitted under this Amended Certificate of Incorporation); (ii) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with the Corporation and/or its stockholders that (x) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (y) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (z) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; (iii) entering into a customary voting or support agreement (with or without granting a proxy) in connection with any merger, consolidation or other business combination of the Corporation, whether effectuated through one transaction or series of related transactions (including a tender offer followed by a merger in which holders of Class A Common Stock receive the same consideration per share paid in the tender offer); (iv) the pledge of shares of capital stock of the Corporation by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as such stockholder continues to exercise sole voting control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” or (v) the fact that the spouse of any holder of Class B Common Stock or Class D Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock or Class D Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock or Class D Common Stock.
(aq)   “Triggering Event” means the first date on which Viola Equityholders cease collectively to beneficially own (as such term is defined in Rule 13d-3 and Rule l3d-5 under the Exchange Act) shares representing at least twenty-five percent (25%) of the issued and outstanding shares of Common Stock.
(ar)   “Vice Chairman” means the Vice Chairman of the Board.
(as)   “Viola Entities” means Mr. Vincent Viola, TJMT Holdings LLC and any of their respective successors and Affiliates.
(at)   “Viola Equityholders” means TJMT Holdings LLC and any Permitted Transferee of a Viola Equityholder that owns shares of Common Stock.
(au)   “Virtu Financial” means Virtu Financial LLC, a Delaware limited liability company, or any successor thereto.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation of Virtu Financial, Inc. has been duly executed by the authorized officer below this 13th day of June, 2023.
VIRTU FINANCIAL, INC.
By:
Name: Douglas A. Cifu
Title: Chief Executive Officer
[Signature Page to Amended and Restated Certificate of Incorporation]

Appendix D
AMENDED AND RESTATED BY-LAWS
of
VIRTU FINANCIAL, INC.
(A Delaware Corporation)

D-i

ARTICLE 1
DEFINITIONS
As used in these By-laws, unless the context otherwise requires, the term:
1.1   “Assistant Secretary” means an Assistant Secretary of the Corporation.
1.2   “Assistant Treasurer” means an Assistant Treasurer of the Corporation.
1.3   “Board” means the Board of Directors of the Corporation.
1.4   “By-laws” means the By-laws of the Corporation, as amended and restated.
1.5   “Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as amended and restated.
1.6   “Chairman” means the Chairman of the Board and includes any Executive Chairman.
1.7   “Chief Executive Officer” means the Chief Executive Officer of the Corporation.
1.8   “control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
1.9   “Corporation” means Virtu Financial, Inc.
1.10   “Derivative” is defined in Section 2.2(D)(iii).
1.11   “Directors” means the directors of the Corporation.
1.12   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor law or statute, and the rules and regulations promulgated thereunder.
1.13   “Executive Chairman” means the Executive Chairman of the Board.
1.14   “General Corporation Law” means the General Corporation Law of the State of Delaware, as amended.
1.15   “law” means any U.S. or non-U.S., federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a governmental authority (including any department, court, agency or official, or non-governmental self-regulatory organization, agency or authority and any political subdivision or instrumentality thereof).
1.16   “Nominating Stockholder” is defined in Section 3.3(B).
1.17   “Notice of Business” is defined in Section 2.2(C).
1.18   “Notice of Nomination” is defined in Section 3.3(C).
1.19   “Notice Record Date” is defined in Section 2.4(A).
1.20   “Office of the Corporation” means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.
1.21   “President” means the President of the Corporation.
1.22   “Proponent” is defined in Section 2.2(D)(i).
1.23   “Public Disclosure” is defined in Section 2.2(I).
1.24   “Qualifying Shares” is defined in Section 3.4.

1.25   “SEC” means the Securities and Exchange Commission.
1.26   “Secretary” means the Secretary of the Corporation.
1.27   “Stockholder Associated Person” is defined in Section 2.2(J).
1.28   “Stockholder Business” is defined in Section 2.2(B).
1.29   “Stockholder Information” is defined in Section 2.2(D)(iii).
1.30   “Stockholder Nominees” is defined in Section 3.3(B).
1.31   “Stockholders” means the stockholders of the Corporation.
1.32   “Stockholders Agreement” means the Stockholders Agreement, dated as of April 15, 2015, by and among the Corporation, TJMT Holdings LLC, Vincent Viola, SLP III EW Feeder I, L.P., SLP Virtu Investors, LLC, Silver Lake Technology Associates III, L.P. and the other Persons who may become parties thereto from time to time, as it may be amended, supplemented or modified.
1.33   “Treasurer” means the Treasurer of the Corporation.
1.34   “Vice Chairman” means the Vice Chairman of the Board.
1.35   “Vice President” means a Vice President of the Corporation.
1.36   “Voting Commitment” is defined in Section 3.4.
1.37   “Voting Record Date” is defined in Section 2.4(A).
ARTICLE 2
STOCKHOLDERS
2.1   Place of Meetings.   Meetings of Stockholders may be held within or without the State of Delaware, at such place or solely by means of remote communication or otherwise, as may be designated by the Board from time to time.
2.2   Annual Meetings; Stockholder Proposals.
(A)   A meeting of Stockholders for the election of Directors and other business shall be held annually at such date and time as may be designated by the Board from time to time.
(B)   At an annual meeting of the Stockholders, only business (other than business relating to the nomination or election of Directors, which is governed by Section 3.3) that has been properly brought before the Stockholder meeting in accordance with the procedures set forth in this Section 2.2 shall be conducted. To be properly brought before a meeting of Stockholders, such business must be brought before the meeting (i) by or at the direction of the Board or any committee thereof or (ii) by a Stockholder who (a) was a Stockholder of record of the Corporation when the notice required by this Section 2.2 is delivered to the Secretary and at the time of the meeting, (b) is entitled to vote at the meeting and (c) complies with the notice and other provisions of this Section 2.2. Subject to Section 2.2(K), and except with respect to nominations or elections of Directors, which are governed by Section 3.3, Section 2.2(B) (ii) is the exclusive means by which a Stockholder may bring business before a meeting of Stockholders; provided that if Rule 14a-8 of the Exchange Act (or any successor rule) is applicable, a Stockholder may not bring business before any meeting if the Stockholder fails to meet the requirements of such rule. Any business brought before a meeting in accordance with Section 2.2(B)(ii) is referred to as “Stockholder Business.”
(C)   Subject to Section 2.2(K), at any annual meeting of Stockholders, all proposals of Stockholder Business must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the “Notice of Business”) and must otherwise be a proper matter for Stockholder action. To be timely, the Notice of Business must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary, by no earlier than one hundred and twenty (120) days and no later than ninety (90) days before the first anniversary of the date of the prior year’s annual meeting of Stockholders; provided, however, that if (i) the annual meeting of Stockholders is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the first anniversary of the prior year’s annual meeting of Stockholders, (ii) no annual meeting was held during the prior year or (iii) in the case of the Corporation’s first annual meeting of Stockholders as a corporation with a class of equity securities registered under the Exchange Act, the notice by the Stockholder to be timely must be received (a) no earlier than one hundred and twenty (120) days before such annual meeting and (b) no later than the later of ninety (90) days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure. In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of a Stockholder meeting commence a new time period (or extend any time period) for the giving of the Notice of Business.
(D)   The Notice of Business must set forth:
(i)   the name and record address of each Stockholder proposing Stockholder Business (the “Proponent”), as they appear on the Corporation’s books;
(ii)   the name and address of any Stockholder Associated Person;
(iii)   as to each Proponent and any Stockholder Associated Person, (a) the class or series and number of shares of stock directly or indirectly held of record and beneficially by the Proponent or Stockholder Associated Person, (b) the date such shares of stock were acquired, (c) a description of any agreement, arrangement or understanding, direct or indirect, with respect to such Stockholder Business between or among the Proponent, any Stockholder Associated Person or any others (including their names) acting in concert with any of the foregoing, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of securities and/or borrowed or loaned shares) that has been entered into, directly or indirectly, as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Stockholder Associated Person with respect to shares of stock of the Corporation or with a value derived in whole or in part from the value or decrease in value of any class or series of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative”), (e) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (f) any rights to dividends on the stock of the Corporation owned beneficially by the Proponent or Stockholder Associated Person that are separated or separable from the underlying stock of the Corporation, (g) any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which the Proponent or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (h) any performance-related fees (other than an asset-based fee) that the Proponent or Stockholder Associated Person is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such notice. The information specified in Section 2.2(D)(i) to (iii) is referred to herein as “Stockholder Information”;
(iv)   Stockholder Information with respect to any stock or other interests of the Corporation held by members of the Proponent’s or Stockholder Associated Person’s immediate family sharing the same household;
(v)   a representation to the Corporation that each Proponent is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such Stockholder Business;

(vi)   a brief description of the Stockholder Business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the By-laws, the language of the proposed amendment) and the reasons for conducting such Stockholder Business at the meeting;
(vii)   any material interest of each Proponent and any Stockholder Associated Person in such Stockholder Business;
(viii)   a representation to the Corporation as to whether the Proponent intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt such Stockholder Business or (b) otherwise to solicit proxies from the Stockholders in support of such Stockholder Business;
(ix)   all other information that would be required to be filed with the SEC if the Proponents or Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and
(x)   a representation and covenant for the benefit of the Corporation that the Proponents shall provide any other information reasonably requested by the Corporation.
(E)   The Proponents shall also provide any other information reasonably requested by the Corporation within ten (10) business days after such request.
(F)   In addition, the Proponent shall further update and supplement the information provided to the Corporation in the Notice of Business or upon the Corporation’s request pursuant to Section 2.2(E) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is the later of ten (10) business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary, by no later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven (7) business days before the date for the meeting (in the case of the update and supplement required to be made as of ten (10) business days before the meeting or any adjournment or postponement thereof).
(G)   The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 2.2, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(H)   If the Proponent (or a qualified representative of the Proponent) does not appear at the meeting of Stockholders to present the Stockholder Business such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.2, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.
(I)   “Public Disclosure” of any date or other information means disclosure thereof by a press release reported by the Dow Jones News Services, Associated Press or comparable U.S. national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
(J)   “Stockholder Associated Person” means, with respect to any Stockholder, (i) any other beneficial owner of stock of the Corporation that is owned by such Stockholder and (ii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Stockholder or such beneficial owner.

(K)   The notice requirements of this Section 2.2 shall be deemed satisfied with respect to Stockholder proposals that have been properly brought under Rule 14a-8 of the Exchange Act and that are included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Further, nothing in this Section 2.2 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.
2.3   Special Meetings.   Special meetings of the Stockholders may be called only in the manner set forth in the Certificate of Incorporation. Notice of every special meeting of the Stockholders shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of Stockholders shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice.
2.4   Record Date.
(A)   For the purpose of determining the Stockholders entitled to notice of any meeting of Stockholders or any adjournment thereof, unless otherwise required by the Certificate of Incorporation or applicable law, the Board may fix a record date (the “Notice Record Date”), which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than sixty (60) or less than ten (10) days before the date of such meeting. The Notice Record Date shall also be the record date for determining the Stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such Notice Record Date, that a later date on or before the date of the meeting shall be the date for making such determination (the “Voting Record Date”). For the purposes of determining the Stockholders entitled to express consent to corporate action in writing without a meeting, unless otherwise required by the Certificate of Incorporation or applicable law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than ten (10) days after the date on which the record date was fixed by the Board. For the purposes of determining the Stockholders entitled to (i) receive payment of any dividend or other distribution or allotment of any rights, (ii) exercise any rights in respect of any change, conversion or exchange of stock or (iii) take any other lawful action, unless otherwise required by the Certificate of Incorporation or applicable law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than sixty (60) days prior to such action.
(B)   If no such record date is fixed:
(i)   the record date for determining Stockholders entitled to notice of and to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;
(ii)   the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required by applicable law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board is required by applicable law, the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board takes such prior action; and
(iii)   when a determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof, unless the Board fixes a new Voting Record Date for the adjourned meeting, in which case the Board shall also fix such Voting Record Date or a date earlier than such date as the new Notice Record Date for the adjourned meeting.
2.5   Notice of Meetings of Stockholders.   Whenever, under the provisions of applicable law, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, notice shall be given stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the Voting Record Date, if such date is different from the Notice Record Date, and, in the case of a special meeting, the purposes for which the meeting is called. Unless otherwise provided by these By-laws or applicable law, notice of any meeting shall be given, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each Stockholder entitled to vote at such meeting as of the Notice Record Date. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail, with postage prepaid, and directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary, an Assistant Secretary or the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Any business that might have been transacted at the meeting as originally called may be transacted at the adjourned meeting. If, however, the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting. If, after the adjournment, a new Voting Record Date is fixed for the adjourned meeting, the Board shall fix a new Notice Record Date in accordance with Section 2.4(B)(iii) hereof and shall give notice of such adjourned meeting to each Stockholder entitled to vote at such meeting as of the Notice Record Date.
2.6   Waivers of Notice.   Whenever the giving of any notice to Stockholders is required by applicable law, the Certificate of Incorporation or these By-laws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purposes of, any regular or special meeting of the Stockholders need be specified in any waiver of notice.
2.7   List of Stockholders.   The Secretary shall prepare and make, at least ten (10) days before every meeting of Stockholders, a complete, alphabetical list of the Stockholders entitled to vote at the meeting, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list may be examined by any Stockholder, the Stockholder’s agent, or attorney, at the Stockholder’s expense, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, during ordinary business hours at the principal place of business of the Corporation or on a reasonably accessible electronic network as provided by applicable law. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any Stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection as provided by applicable law. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the list of Stockholders or to vote in person or by proxy at any meeting of Stockholders.
2.8   Quorum of Stockholders; Adjournment.   Except as otherwise provided by these By-laws, at each meeting of Stockholders, the presence in person or by proxy of the holders of a majority of the voting power of all outstanding shares of stock entitled to vote at the meeting of Stockholders shall constitute a quorum for the transaction of any business at such meeting, except that, where a separate vote by a class or series of classes of shares is required, a quorum shall consist of no less than a majority of the voting power of all outstanding shares of stock of such class or series of classes, as applicable. In the absence of a quorum, the holders of a majority in voting power of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of Directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.
2.9   Voting; Proxies.   Unless otherwise provided by the General Corporation Law or in the Certificate of Incorporation, every Stockholder entitled to vote at any meeting of Stockholders shall be entitled to one vote for each share of stock held by such Stockholder which has voting power upon the matter in question. At any meeting of Stockholders, all matters other than the election of Directors, except as otherwise provided by the Certificate of Incorporation, these By-laws or any applicable law, shall be decided by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. At all meetings of Stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect Directors. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy expressly provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.
2.10   Voting Procedures and Inspectors at Meetings of Stockholders.   The Board, in advance of any meeting of Stockholders, shall appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (A) ascertain the number of shares outstanding and the voting power of each, (B) determine the shares represented at the meeting and the validity of proxies and ballots, (C) count all votes and ballots, (D) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (E) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.
2.11   Conduct of Meetings; Adjournment.   The Board may adopt such rules and procedures for the conduct of Stockholder meetings as it deems appropriate. At each meeting of Stockholders, the Chairman or, in the absence of the Chairman, the Vice Chairman or, in the absence of or if there is no Vice Chairman, the Chief Executive Officer or, in the absence of the Chairman, the Vice Chairman and the Chief Executive Officer, the President or, if there is no Chairman, Vice Chairman, Chief Executive Officer or President or if they are absent, a Vice President and, in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President present), shall preside over the meeting. Except to the extent inconsistent with the rules and procedures as adopted by the Board, the person presiding over the meeting of Stockholders shall have the right and authority to convene, adjourn and reconvene the meeting from time to time, to prescribe such additional rules and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules and procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, (A) the establishment of an agenda or order of business for the meeting, (B) rules and procedures for maintaining order at the meeting and the safety of those present, (C) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine, (D) restrictions on entry to the meeting after the time fixed for the commencement thereof and (E) limitations on the time allotted to questions or comments by participants. The person presiding over any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, may determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, he or she shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary or, in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. If none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting shall be present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board and, if the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting.
2.12   Order of Business.   The order of business at all meetings of Stockholders shall be as determined by the person presiding over the meeting.
2.13   Written Consent of Stockholders Without a Meeting.   If, and only if, the Certificate of Incorporation expressly permits action to be taken at any annual or special meeting of Stockholders without a meeting, without prior notice and without a vote, then a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, the Office of the Corporation or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those Stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.
ARTICLE 3
DIRECTORS
3.1   General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these By-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.
3.2   Term of Office.   The Board shall consist of three (3) to twenty (20) members, the number thereof to be determined in accordance with the Certificate of Incorporation. Subject to obtaining any required stockholder votes or consents under the Stockholders Agreement (as long as such agreement is in effect), each Director shall hold office until a successor is duly elected and qualified or until the Director’s earlier death, resignation, disqualification or removal.
3.3   Nominations of Directors.
(A)   Subject to Section 3.3(K) and obtaining any required stockholder votes or consents under the Stockholders Agreement and except as otherwise provided by the Stockholders Agreement, only persons who are nominated in accordance with the procedures set forth in this Section 3.3 are eligible for election as Directors.
(B)   Nominations of persons for election to the Board may only be made at a meeting properly called for the election of Directors and only (i) by or at the direction of the Board or any committee thereof or (ii) by a Stockholder who (a) was a Stockholder of record of the Corporation when the notice required by this Section 3.3 is delivered to the Secretary and at the time of the meeting, (b) is entitled to vote for the election of Directors at the meeting and (c) complies with the notice and other provisions of this Section 3.3. Subject to Section 3.3(K) and obtaining any required stockholder votes or consents under the Stockholders Agreement, Section 3.3(B)(ii) is the exclusive means by which a Stockholder may nominate a person for election to the Board. Persons nominated in accordance with Section 3.3(B)(ii) are referred to as “Stockholder Nominees.” A Stockholder nominating persons for election to the Board is referred to as the “Nominating Stockholder.”
(C)   Subject to Section 3.3(K) and obtaining any required stockholder votes or consents under the Stockholders Agreement, all nominations of Stockholder Nominees must be made by timely written notice given by or on behalf of a Stockholder of record of the Corporation (the “Notice of Nomination”). To be timely, the Notice of Nomination must be delivered personally or mailed to and received at the Office of the Corporation, addressed to the attention of the Secretary, by the following dates:
(i)   in the case of the nomination of a Stockholder Nominee for election to the Board at an annual meeting of Stockholders, no earlier than one hundred and twenty (120) days and no later than ninety (90) days before the first anniversary of the date of the prior year’s annual meeting of Stockholders; provided, however, that if (a) the annual meeting of Stockholders is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the first anniversary of the prior year’s annual meeting of Stockholders, (b) no annual meeting was held during the prior year or (c) in the case of the Corporation’s first annual meeting of Stockholders as a corporation with a class of equity security registered under the Exchange Act, the notice by the Stockholder to be timely must be received (1) no earlier than one hundred and twenty (120) days before such annual meeting and (2) no later than the later of ninety (90) days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure and
(ii)   in the case of the nomination of a Stockholder Nominee for election to the Board at a special meeting of Stockholders, no earlier than one hundred and twenty (120) days before and no later than the later of ninety (90) days before such special meeting and the tenth day after the day on which the notice of such special meeting was made by mail or Public Disclosure.
(D)   Notwithstanding anything to the contrary, if the number of Directors to be elected to the Board at a meeting of Stockholders is increased and there is no Public Disclosure by the Corporation naming the nominees for the additional directorships at least one hundred (100) days before the first anniversary of the preceding year’s annual meeting, a Notice of Nomination shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered personally and received at the Office of the Corporation, addressed to the attention of the Secretary, no later than the close of business on the tenth day following the day on which such Public Disclosure is first made by the Corporation.
(E)   In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual or special meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination.
(F)   The Notice of Nomination shall set forth:
(i)   the Stockholder Information with respect to each Nominating Stockholder and Stockholder Associated Person;
(ii)   a representation to the Corporation that each Nominating Stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination;
(iii)   all information regarding each Stockholder Nominee and Stockholder Associated Person that would be required to be disclosed in a solicitation of proxies subject to Section 14 of the Exchange Act, the written consent of each Stockholder Nominee to being named in a proxy statement as a nominee and to serve if elected and a completed signed questionnaire, representation and agreement required by Section 3.4;
(iv)   a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among a Nominating Stockholder, Stockholder Associated Person or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating

Stockholder, Stockholder Associated Person or any person acting in concert therewith were the “registrant” for purposes of such rule and the Stockholder Nominee were a director or executive of such registrant;
(v)   Stockholder Information with respect to any stock or other interests of the Corporation held by members of the Nominating Stockholder’s or its Stockholder Associated Person’s immediate family sharing the same household;
(vi)   a representation to the Corporation as to whether each Nominating Stockholder intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination or (b) otherwise to solicit proxies from Stockholders in support of such nomination;
(vii)   all other information that would be required to be filed with the SEC if the Nominating Stockholders and Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and
(viii)   a representation and covenant for the benefit of the Corporation that the Nominating Stockholders shall provide any other information reasonably requested by the Corporation.
(G)   The Nominating Stockholders shall also provide any other information reasonably requested by the Corporation within ten business days after such request.
(H)   In addition, the Nominating Stockholders shall further update and supplement the information provided to the Corporation in the Notice of Nomination or upon the Corporation’s request pursuant to Section 3.3(G) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary, by no later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven (7)   business days before the date for the meeting (in the case of the update and supplement required to be made as of ten (10) business days before the meeting or any adjournment or postponement thereof).
(I)   The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that the nomination was not made in accordance with the procedures set forth in this Section 3.3, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.
(J)   If the Stockholder (or a qualified representative of the Stockholder) does not appear at the applicable Stockholder meeting to nominate the Stockholder Nominees, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 3.3, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.
(K)   Nothing in this Section 3.3 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.
3.4   Nominee and Director Qualifications.   Unless the Board determines otherwise or the Stockholders Agreement provides otherwise (as long as such agreement is in effect), to be eligible to be a nominee for election or reelection as a Director, a person must deliver (in accordance with the time periods prescribed for delivery of notice by the Board) to the Secretary at the Office of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person will act or vote as a Director on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply with such person’s fiduciary duties as a Director under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, (C) beneficially owns, or agrees to purchase within ninety (90) days if elected as a Director, not less than 1,000 shares of Class A common stock, par value $0.00001 per share, of the Corporation (the “Qualifying Shares”) (subject to adjustment for any stock splits or stock dividends occurring after the date of such representation or agreement), will not dispose of such minimum number of shares so long as such person is a Director and has disclosed therein whether all or any portion of the Qualifying Shares were purchased with any financial assistance provided by any other person and whether any other person has any interest in the Qualifying Shares and (D) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of the Corporation that are applicable to Directors; provided, however, that notwithstanding anything in these By-laws to the contrary, unless the Stockholders Agreement provides otherwise (as long as such agreement is in effect), the provisions of this Section 3.4 shall not apply to any Director nominated by the SL Parties (as such term is defined in the Stockholders Agreement) pursuant to the terms of the Stockholders Agreement.
3.5   Resignation.   Any Director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.
3.6   Compensation.   Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees (payable in cash or equity) for attendance at Directors’ meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this Section 3.6 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.
3.7   Regular Meetings.   Regular meetings of the Board may be held without notice at such times and at such places within or without the State of Delaware as may be determined from time to time by the Board or its Chairman.
3.8   Special Meetings.   Special meetings of the Board may be held at such times and at such places within or without the State of Delaware as may be determined by the Chairman, the Vice Chairman or the Chief Executive Officer on at least twenty- four (24) hours’ notice to each Director given by one of the means specified in Section 3.11 hereof other than by mail, or on at least three (3) days’ notice if given by mail. Special meetings shall be called by the Chairman, the Vice Chairman, the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any two or more Directors.
3.9   Telephone Meetings.   Board or Board committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation by a Director in a meeting pursuant to this Section 3.9 shall constitute presence in person at such meeting.
3.10   Adjourned Meetings.   A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least twenty-four (24) hours’ notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three (3) days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.
3.11   Notice Procedure.   Subject to Sections 3.8 and 3.12 hereof, whenever notice is required to be given to any Director by applicable law, the Certificate of Incorporation or these By-laws, such notice shall be deemed given effectively if given in person or by telephone, mail or electronic mail addressed to such Director at such Director’s address or email address, as applicable, as it appears on the records of the Corporation, facsimile or by other means of electronic transmission.
3.12   Waiver of Notice.   Whenever the giving of any notice to Directors is required by applicable law, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing signed by the Director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board or committee meeting need be specified in any waiver of notice.
3.13   Organization.   At each meeting of the Board, the Chairman or, in the absence of the Chairman, the Vice Chairman or, in the absence of or if there is no Vice Chairman, the Chief Executive Officer or, in the absence of the Chairman, the Vice Chairman and the Chief Executive Officer, another Director selected by the Board shall preside. The Secretary shall act as secretary at each meeting of the Board. If the Secretary is absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.
3.14   Quorum of Directors.   The presence in person of a majority of the total members of the Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.
3.15   Action by Majority Vote.   Except as otherwise expressly required by these By-laws, or the Certificate of Incorporation, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board; provided, that to the extent one or more Directors recuses himself or herself from an act, the act of a majority of the remaining Directors then in office shall be the act of the Board.
3.16   Action Without Meeting.   Unless otherwise restricted by these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee.
ARTICLE 4
COMMITTEES OF THE BOARD
The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may, by resolution, adopt charters for one or more of such committees. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, and to the extent provided in the resolution of the Board designating such committee or the charter for such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board. The Board may remove any Director from any committee at any time, with or without cause. Unless the Board provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board provides otherwise, each committee designated by the Board may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3.
ARTICLE 5
OFFICERS
5.1   Positions; Election.   The officers of the Corporation shall be a Chairman, Vice Chairman, Chief Executive Officer, President, Vice Presidents, Secretary, Treasurer and any other officers as the Board may elect from time to time, who shall exercise such powers and perform such duties as shall be determined by the Board from time to time. Any number of offices may be held by the same person.
5.2   Term of Office.   Each officer of the Corporation shall hold office until such officer’s successor is elected and qualifies or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer may be removed at any time with or without cause by the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board. The election or appointment of an officer shall not of itself create contract rights.
5.3   Chairman.   The Chairman shall preside at all meetings of the Stockholders and at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board. In addition to the responsibilities, powers and duties of the Chairman, an Executive Chairman (if there be one) shall exercise such powers and perform such other duties as shall be determined from time to time by the Board and may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed.
5.4   Vice Chairman.   The Vice Chairman (if there be one) shall preside at all meetings of the Stockholders and at all meetings of the Board at which the Chairman is not present and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.
5.5   Chief Executive Officer.   The Chief Executive Officer shall have general supervision over, and direction of, the business and affairs of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board. The Chief Executive Officer shall preside at all meetings of the Stockholders and at all meetings of the Board at which the Chairman and the Vice Chairman (if there be one) are not present. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed and, in general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may be determined from time to time by the Board.
5.6   President.   The President shall have duties incident to the office of President, and any other duties as may from time to time be assigned to the President by the Chief Executive Officer (if the President and Chief Executive Officer are not the same person) or the Board and subject to the control of the Chief Executive Officer (if the President and Chief Executive Officer are not the same person) and the Board in each case. The President shall preside at all meetings of the Stockholders at which the Chairman, the Vice Chairman (if there be one) and the Chief Executive Officer are not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed.
5.7   Vice Presidents.   Vice Presidents shall have the duties incident to the office of Vice President and any other duties that may from time to time be assigned to the Vice President by the Chief Executive Officer, the President or the Board. A Vice President shall preside at all meetings of the Stockholders at which the Chairman, the Vice Chairman (if there be one), the Chief Executive Officer and the President are not present. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed.
5.8   Secretary.   The Secretary shall attend all meetings of the Board and of the Stockholders, record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose and perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and perform such other duties as may be prescribed by the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary or an Assistant Secretary shall have authority to affix the same on any instrument that may require it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the Executive Chairman, Chief Executive Officer, President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, see that the reports, statements and other documents required by applicable law are properly kept and filed and, in general, perform all duties incident to the office of secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board, the Chief Executive Officer or the President.
5.9   Treasurer.   The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board, against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed, regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation, have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same, render to the Chief Executive Officer, the President or the Board, whenever the Chief Executive Officer, the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation, disburse the funds of the Corporation as ordered by the Board and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board, the Chief Executive Officer or the President.
5.10   Assistant Secretaries and Assistant Treasurers.   Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board, the Chief Executive Officer or the President.
ARTICLE 6
GENERAL PROVISIONS
6.1   Certificates Representing Shares.   The shares of stock of the Corporation shall be represented by certificates or all of such shares shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. If shares are represented by certificates (if any) such certificates shall be in the form approved by the Board. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the Chairman, the Chief Executive Officer, the President or any Vice President, and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.
6.2   Transfer and Registry Agents.   The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.
6.3   Lost, Stolen or Destroyed Certificates.   The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
6.4   Form of Records.   Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.
6.5   Seal.   The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.
6.6   Fiscal Year.   The fiscal year of the Corporation shall be determined by the Board.
6.7   Amendments.   These By-laws may be altered, amended or repealed in accordance with the Certificate of Incorporation and the General Corporation Law.
6.8   Conflict with Applicable Law or Certificate of Incorporation.   These By-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these By-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Appendix E
CERTIFICATE OF FORMATION
of
VIRTU FINANCIAL, INC.
Virtu Financial, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:
FIRST:   Virtu Financial, Inc., a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 1633 Broadway, New York, New York 10019, was originally incorporated on October 17, 2013.
SECOND:   The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Virtu Financial, Inc.” on [               ], pursuant to a plan of conversion, under which the Delaware Corporation converted into the Corporation.
1.   Name.   The name of the Corporation is Virtu Financial, Inc. The Corporation is a for-profit corporation.
2.   Address; Registered Office and Agent.   The address of the Corporation’s registered office in the State of Texas is [                 ]. The name of the Corporation’s registered agent at such address is [CT Corporation System]. The initial mailing address of the Corporation is 1633 Broadway, New York, New York 10019.
3.   Purposes.   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Organizations Code of the State of Texas (the “TBOC”).
4.   Number of Shares.
4.1   The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,490,000,000 shares, consisting of:
(i)   1,440,000,000 shares of common stock, divided into (a) 1,000,000,000 shares of Class A common stock, with the par value of $0.00001 per share (the “Class A Common Stock”), (b) 175,000,000 shares of Class B common stock, with the par value of $0.00001 per share (the “Class B Common Stock” and, together with Class A Common Stock, the “Economic Common Stock”), (c) 90,000,000 shares of Class C common stock, with the par value of $0.00001 per share (the “Class C Common Stock”), and (d) 175,000,000 shares of Class D common stock, with the par value of $0.00001 per share (the “Class D Common Stock” and, together with the Class C Common Stock, the “Non-Economic Common Stock” and collectively with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the “Common Stock”); and (ii) 50,000,000 shares of preferred stock, with the par value of $0.00001 per share (the “Preferred Stock”).
4.2   Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of any class of the Common Stock or the Preferred Stock may be increased or decreased, in each case by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, and no vote of the holders of any class of the Common Stock or the Preferred Stock voting separately as a class will be required therefor (except as provided by the express terms of any certificate of designations relating to any series of Preferred Stock or as expressly provided in this Certificate of Formation). Notwithstanding the immediately preceding sentence, the number of authorized shares of any particular class may not be decreased below the number of shares of such class then outstanding, plus:
(i)   in the case of Class A Common Stock, the number of shares of Class A Common Stock issuable in connection with (x) the conversion of all shares of Class B Common Stock issuable as described in clause (ii) below, (y) the exchange of all outstanding shares of Class C Common Stock and all shares of Class C Common Stock issuable as described in clause (iii) below, together with the corresponding Common Units constituting the remainder of any Class C Paired Interests in which such shares are included, pursuant to Section 2.01 of the Exchange Agreement and (z) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock;
(ii)   in the case of Class B Common Stock, the number of shares of Class B Common Stock issuable in connection with (x) the exchange of all outstanding shares of Class D Common Stock and all shares of Class D Common Stock issuable as described in clause (iv) below, together with the corresponding Common Units constituting the remainder of any Class D Paired Interests in which such shares are included, pursuant to Section 2.01 of the Exchange Agreement and (y) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class B Common Stock;
(iii)   in the case of Class C Common Stock, the number of shares of Class C Common Stock issuable in connection with (x) the conversion of all outstanding shares of Class D Common Stock, (y) the conversion of all shares of Class D Common Stock issuable as described in clause (iv) below and (z) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class C Common Stock; and
(iv)   in the case of Class D Common Stock, the number of shares of Class D Common Stock issuable in connection with the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class D Common Stock.
5.   Classes of Shares.   The designation, relative rights, preferences and limitations of the shares of each class of stock are as follows:
5.1   Common Stock.
(i)   Voting Rights.
(1)   Each holder of Class A Common Stock or Class C Common Stock, as such, will be entitled to one vote for each share of Class A Common Stock or Class C Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote, and each holder of Class B Common Stock or Class D Common Stock, as such, will be entitled to ten votes for each share of Class B Common Stock or Class D Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote, except that, in each case, to the fullest extent permitted by law and subject to Section 5.1(i)(2), holders of shares of each class of Common Stock, as such, will have no voting power with respect to, and will not be entitled to vote on, any amendment to this Certificate of Formation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of any outstanding Preferred Stock if the holders of such Preferred Stock are entitled to vote as a separate class thereon under this Certificate of Formation (including any certificate of designations relating to any series of Preferred Stock) or under the TBOC.
(2)   (a) The holders of the outstanding shares of Class A Common Stock and Class C Common Stock, voting together as a single class, shall be entitled to vote separately upon any amendment to this Certificate of Formation (including by merger, consolidation, reorganization or similar event) that would alter or change the powers, preferences, or special rights of such classes of Common Stock in a manner that is disproportionately adverse as compared to the Class B Common Stock or Class D Common Stock and (b) the holders of the outstanding shares of Class B Common Stock and Class D Common Stock, voting together as a single class, shall be entitled to vote separately upon any amendment to this Certificate of Formation (including by merger, consolidation, reorganization or similar event) that would alter or change the powers, preferences, or special rights of such classes of Common Stock in a manner that is disproportionately adverse as compared to the Class A Common Stock or Class C Common Stock, it being understood that any merger, consolidation or other business combination shall not be deemed an amendment hereof if such merger, consolidation or other business combination (x) constitutes a Disposition Event in which holders of Paired Interests are required to exchange such Paired Interests pursuant to Section 2.03 of the Exchange Agreement in such Disposition Event and receive consideration in such Disposition Event in accordance with the terms of the Exchange Agreement as in effect prior to such Disposition Event or (y) would be permitted by Section 5.1(iv).
(3)   Except as otherwise required in this Certificate of Formation or by applicable law, the holders of Common Stock will vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with the holders of Preferred Stock), and separate voting by class or series shall not be required for the purpose of approving any matter, including in connection with any “fundamental business transaction” or “fundamental action,” as those terms are defined in the TBOC. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Common Stock or Preferred Stock as specified in this Certificate of Formation or in any certificate of designation, and further subject to the By-laws and the provisions of this Certificate of Formation, the vote of shareholders holding a majority of the voting power of all of the then-outstanding issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental business transaction” or “fundamental action,” as defined in the TBOC. When voting as a single class, no class of shares that does not have voting rights shall have any right to participate in such vote.
(ii)   Dividends; Stock Splits or Combinations.
(1)   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference senior to or the right to participate with the Economic Common Stock with respect to the payment of dividends, dividends of cash or property may be declared and paid on the Economic Common Stock out of the assets of the Corporation that are by law available therefor, at the times and in the amounts as the board of directors of the Corporation (the “Board”) in its discretion may determine.
(2)   Dividends of cash or property may not be declared or paid on the Class A Common Stock unless a dividend of the same amount and same type of cash or property (or combination thereof) is concurrently declared or paid on the Class B Common Stock. Dividends of cash or property may not be declared or paid on the Class B Common Stock unless a dividend of the same amount and same type of cash or property (or combination thereof) is concurrently declared or paid on the Class A Common Stock.
(3)   Except as provided in Section 5.1(ii)(4) with respect to stock dividends, dividends of cash or property may not be declared or paid on the Non-Economic Common Stock.
(4)   In no event will any stock dividend, stock split, reverse stock split, combination of stock, reclassification or recapitalization be declared or made on any class of Common Stock (each, a “Stock Adjustment”) unless (a) a corresponding Stock Adjustment for all other classes of Common Stock not so adjusted at the time outstanding is made in the same proportion and the same manner and (b) the Stock Adjustment has been reflected in the same economically equivalent manner on all Common Units. Stock dividends with respect to each class of Common Stock may only be paid with shares of stock of the same class of Common Stock.
(5)   Notwithstanding anything to the contrary, if a dividend in the form of capital stock of a subsidiary of the Corporation is declared or paid on the Class A Common Stock and the Class B Common Stock, the relative per share voting rights of the capital stock of such subsidiary so distributed in respect of the Class A Common Stock and the Class B Common Stock shall be in the same proportion as the relative voting rights of a share of Class A Common Stock and a share of Class B Common Stock.
(iii)   Liquidation.   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock are entitled, if any, the holders of all outstanding shares of Common Stock will be entitled to receive, pari passu, an amount per share equal to the par value thereof, and thereafter the holders of all outstanding shares of Economic Common Stock will be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of Economic Common Stock. Without limiting the rights of the holders of Non-Economic Common Stock to exchange their shares of Non-Economic Common Stock, together with the corresponding Common Units constituting the remainder of any Paired Interests in which such shares are included, for shares of Economic Common Stock in accordance with Section 2.01 of the Exchange Agreement (or for the consideration payable in respect of shares of Economic Common Stock in such voluntary or involuntary liquidation, dissolution or winding up), the holders of shares of Non-Economic Common Stock, as such, will not be entitled to receive, with respect to such shares, any assets of the Corporation in excess of the par value thereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
(iv)   Merger, Consolidation, Tender or Exchange Offer.   Except as expressly provided in this Article 5, the Economic Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, and the Non-Economic Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical as to all matters. Without limiting the generality of the foregoing, (1) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration (if any) as the holders of the Class D Common Stock and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration (if any) on a per share basis as the holders of the Class D Common Stock and (2) in the event of (a) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (b) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock, and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration (if any) as the holders of the Class D Common Stock and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration (if any) on a per share basis as the holders of the Class D Common Stock; provided that, for the purposes of the foregoing clauses (1) and (2) and notwithstanding the first sentence of this Section 5.1(iv), (i) in the event any such consideration includes securities, (I) the consideration payable to holders of Class A Common Stock shall be deemed the same form of consideration and at least the same amount of consideration on a per share basis as the holders of Class B Common Stock on a per share basis if the only difference in the per share distribution to the holders of Class B Common Stock is that the securities distributed to such holders have not more than ten times the voting power of any securities distributed to the holder of a share of Class A Common Stock and (II) the consideration payable to holders of Class D Common Stock shall be deemed the same form of consideration and at least the same amount of consideration on a per share basis as the holders of Class C Common Stock on a per share basis if the only difference in the per share distribution to the holders of Class D Common Stock is that the securities distributed to such holders have not more than ten times the voting power of any securities distributed to the holder of a share of Class C Common Stock (in each case, so long as such securities issued to the holders of Class B Common Stock or the Class D Common Stock, as the case may be, remain subject to automatic conversion on terms no more favorable to such holders than those set forth in Section 6.2) and (ii) payments under or in respect of the tax receivable or similar agreement entered by the Corporation from time to time with any holders of Common Stock and/or securities of Virtu Financial shall not be considered part of the consideration payable in respect of any share of Common Stock.
5.2   Preferred Stock.   Shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not retired of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with such powers, including voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the designation and issue of such shares of Preferred Stock from time to time adopted by the Board pursuant to authority so to do which is hereby expressly vested in the Board. The powers, including voting powers, if any, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Each series of shares of Preferred Stock: (i) may have such voting rights or powers, full or limited, if any; (ii) may be subject to redemption at such time or times and at such prices, if any; (iii) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock, if any; (iv) may have such rights upon the voluntary or involuntary liquidation, winding up or dissolution of, upon any distribution of the assets of, or in the event of any merger, sale or consolidation of, the Corporation, if any; (v) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation (or any other securities of the Corporation or any other Person) at such price or prices or at such rates of exchange and with such adjustments, if any; (vi) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts, if any; (vii) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation, if any; (viii) may be subject to restrictions on transfer or registration of transfer, or on the amount of shares that may be owned by any Person or group of Persons; and (ix) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, if any; all as shall be stated in said resolution or resolutions of the Board providing for the designation and issue of such shares of Preferred Stock.
6.   Conversion and Exchange of Shares.
6.1   Voluntary Conversion of Class B Common Stock and Class D Common Stock.
(i)   Each share of Class B Common Stock or Class D Common Stock may be converted into one fully paid and non-assessable share of Class A Common Stock or Class C Common Stock, respectively, at any time at the option of the holder of such share of Class B Common Stock or Class D Common Stock. In order to exercise the conversion privilege, the holder of any shares of Class B Common Stock or Class D Common Stock to be converted shall present and surrender the certificate or certificates representing such shares (if certificated) during usual business hours at the principal executive offices of the Corporation or, if any agent for the registration or transfer of shares of Class B Common Stock or Class D Common Stock is then duly appointed and acting (the “Class B Transfer Agent” and the “Class D Transfer Agent,” respectively), at the office of the Class B Transfer Agent or Class D Transfer Agent, as applicable, accompanied by written notice that the holder elects to convert the shares of Class B Common Stock or Class D Common Stock, as applicable, represented by such certificate or certificates, to the extent specified in such notice. If required by the Corporation, any certificate for shares of Class B Common Stock or Class D Common Stock surrendered for conversion shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Corporation and the Class B Transfer Agent or Class D Transfer Agent, as applicable, duly executed by the holder of such shares or such holder’s duly authorized representative. As promptly as practicable after the receipt of such notice and the surrender of the certificate or certificates representing such shares of Class B Common Stock or Class D Common Stock as aforesaid and in any event within three (3) days of the receipt of such notice and certificates, if such shares are certificated, the Corporation shall issue and deliver at such office to such holder, or on such holder’s written order, a certificate or certificates for the number of full shares of Class A Common Stock or Class C Common Stock, as applicable, (if certificated) issuable upon the conversion of such shares. To the extent such shares of Class B Common Stock or Class D Common Stock as aforesaid are settled through the facilities of The Depository Trust Company, the Corporation shall, upon such holder’s written order, issue and deliver the number of full shares of Class A Common Stock or Class C Common Stock, as applicable, issuable upon the conversion of such shares through the facilities of The Depository Trust Company to the account of the participant of The Depository Trust Company designated by such holder. Each conversion of shares of Class B Common Stock or Class D Common Stock shall be deemed to have been effected on (i) the date on which such notice shall have been received by the Corporation, the Class B Transfer Agent or the Class D Transfer Agent, as applicable (subject to receipt by the Corporation, the Class B Transfer Agent or the Class D Transfer Agent, as applicable, within five (5) Business Days thereafter of any required instruments of transfer as aforesaid), or (ii) such later date specified in or pursuant to such notice, and the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock or Class C Common Stock shall be issuable upon such conversion as aforesaid shall be deemed to have become on said date the holder or holders of record of the shares represented thereby.
(ii)   Notwithstanding anything in this Section 6.1 to the contrary, any holder may withdraw or amend a notice of conversion, in whole or in part, prior to the effectiveness of the conversion, at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the date of the conversion (or any such later time as may be required by applicable law) by delivery of a written notice of withdrawal to the Corporation, the Class B Transfer Agent or the Class D Transfer Agent, as applicable, specifying (1) if applicable, the certificate numbers of the withdrawn shares of Class B Common Stock or Class D Common Stock, (2) if any, the number of shares of Class B Common Stock or Class D Common Stock as to which the notice of conversion remains in effect and (3) if the holder so determines, a new conversion date or any other new or revised information permitted in a notice of conversion. A notice of conversion may specify that the conversion is to be contingent (including as to timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of shares of the Class A Common Stock or Class C Common Stock into which the Class B Common Stock or Class D Common Stock, respectively, is convertible, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which the Class A Common Stock or Class C Common Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property.
6.2   Automatic Conversion of Class B Common Stock and Class D Common Stock.
(i)   Each outstanding share of Class B Common Stock or Class D Common Stock will, automatically and without further action on the part of the Corporation or any holder of Class B Common Stock or Class D Common Stock, convert into one fully paid and non-assessable share of Class A Common Stock or Class C Common Stock, respectively, (a) immediately prior to any Transfer of such Class B Common Stock or Class D Common Stock, as applicable, by the initial registered holder thereof, other than a Transfer to any Permitted Transferee or (b) upon the occurrence of the Triggering Event. Upon any conversion pursuant to this Section 6.2, the certificate or certificates that represented immediately prior thereto the shares of Class B Common Stock or Class D Common Stock that were so converted, automatically and without further action, shall represent the same number of shares of Class A Common Stock or Class C Common Stock, respectively, without the need for surrender or exchange thereof. As promptly as practicable following a conversion pursuant to this Section 6.2, the Corporation shall deliver or cause to be delivered to any holder whose shares of Class B Common Stock or Class D Common Stock have been converted as a result of such conversion the number of shares of Class A Common Stock or Class C Common Stock deliverable upon such conversion, as applicable, registered in the name of such holder. To the extent such shares are settled through the facilities of The Depository Trust Company, the Corporation will, upon the written instruction of such holder, deliver the shares of Class A Common Stock or Class C Common Stock deliverable to such holder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such holder. Each share of Class B Common Stock and Class D Common Stock that is converted pursuant to this Section 6.2 shall thereupon be retired by the Corporation and shall not be available for reissuance.
(ii)   The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock and Class D Common Stock and the general administration of its multi-class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock or Class D Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock or Class D Common Stock, as applicable, and to confirm that a conversion to Class A Common Stock or Class C Common Stock, respectively, has not occurred.
6.3   Unconverted Shares.   If less than all of the shares of Class B Common Stock or Class D Common Stock evidenced by a certificate or certificates surrendered to the Corporation are converted, the Corporation shall execute and deliver to, or upon the written order of, the holder of such certificate or certificates a new certificate or certificates evidencing the number of shares of Common Stock which are not converted without charge to the holder.
6.4   No Conversion Rights of Class A Common Stock and Class C Common Stock.   The Class A Common Stock and Class C Common Stock shall not have any conversion rights.
6.5   Reservation of Shares of Class A Common Stock for Conversion Right.   The Corporation will at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock, solely for the purposes of conversions of Class B Common Stock, the number of shares of Class A Common Stock that are issuable upon conversion of all outstanding shares of Class B Common Stock, including any shares of Class B Common Stock issuable upon the exchange of all outstanding shares of Class D Common Stock, together with the corresponding Common Units constituting the remainder of any Class D Paired Interests in which such shares are included, pursuant to Section 2.01 of the Exchange Agreement. The Corporation covenants that all the shares of Class A Common Stock that are issued upon conversion of such Class B Common Stock will, upon issuance, be validly issued, fully paid and non-assessable.
6.6   Reservation of Shares of Class C Common Stock for Conversion Right.   The Corporation will at all times reserve and keep available out of its authorized and unissued shares of Class C Common Stock, solely for the purposes of conversions of Class D Common Stock, the number of shares of Class C Common Stock that are issuable upon conversion of all outstanding shares of Class D Common Stock. The Corporation covenants that all the shares of Class C Common Stock that are issued upon conversion of Class D Common Stock will, upon issuance, be validly issued, fully paid and non-assessable.
6.7   Retirement of Non-Economic Common Stock.   In the event that no Class D Paired Interests remain exchangeable for shares of Class B Common Stock, the Class D Common Stock will be transferred to the Corporation and thereupon shall be retired. In the event that no Class C Paired Interests remain exchangeable for shares of Class A Common Stock, the Class C Common Stock will be transferred to the Corporation and thereupon shall be retired. In the event that any outstanding share of Non-Economic Common Stock shall cease to be held by a holder of Common Units, such share shall automatically and without further action on the part of the Corporation or its holder be transferred to the Corporation and thereupon shall be retired and cease to be outstanding and may not be reissued by the Corporation.
6.8   Distributions with Respect to Converted Shares.   No conversion pursuant to this Article 6 shall impair the right of the converting shareholder to receive any dividends or other distributions payable on shares so converted in respect of a record date that occurs prior to the effective date for such conversion. For the avoidance of doubt, no converting shareholder shall be entitled to receive, in respect of a single record date, dividends or other distributions both on shares that are converted by such shareholder and on shares received by such shareholder in such conversion.
6.9   Exchange of Class C Common Stock and Class D Common Stock.   Shares of Class C Common Stock or Class D Common Stock may be exchanged, together with the corresponding Common Units constituting the remainder of any Class C Paired Interests or Class D Paired Interests in which such shares are included, as applicable, at any time and from time to time for shares of Class A Common Stock or Class B Common Stock, respectively, in accordance with Section 2.01 of the Exchange Agreement.
6.10   Taxes.   The issuance of shares of Economic Common Stock upon the exercise by holders of shares of Non-Economic Common Stock of their right under Section 2.01 of the Exchange Agreement to exchange Paired Interests will be made without charge to the holders of the shares of Non-Economic Common Stock for any transfer taxes, stamp taxes or duties or other similar tax in respect of the issuance; provided, however, that if any such shares of Economic Common Stock are to be issued in a name other than that of the then record holder of the shares of Non-Economic Common Stock being exchanged (or The Depository Trust Company or its nominee for the account of a participant of The Depository Trust Company that will hold the shares for the account of such holder), then such holder and/or the Person in whose name such shares are to be delivered, shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in the issuance or shall establish to the reasonable satisfaction of the Corporation that the tax has been paid or is not payable.
7.   Board of Directors.
7.1   Initial Directors.   The number of directors of the Corporation (the “Directors”) constituting the initial Board of Directors is twelve (12) and their names and addresses are as follows:
Name	Address
1. Michael T. Viola	1633 Broadway, New York, NY 10019
2. Aaron Simons	1633 Broadway, New York, NY 10019
3. Vincent Viola	1633 Broadway, New York, NY 10019
4. William F. Cruger Jr.	1633 Broadway, New York, NY 10019
5. Barbara Finigan	1633 Broadway, New York, NY 10019
6. Virginia Gambale	1633 Broadway, New York, NY 10019
7. Joseph J. Grano	1633 Broadway, New York, NY 10019
8. Joanne M. Minieri	1633 Broadway, New York, NY 10019
9. John D. Nixon	1633 Broadway, New York, NY 10019
10. Christopher C. Quick	1633 Broadway, New York, NY 10019
11. David Urban	1633 Broadway, New York, NY 10019
7.2   Number of Directors.
(i)   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Unless and except to the extent that the Amended and Restated By-laws of the Corporation (as such By-laws may be amended from time to time, the “By-laws”) shall so require, the election of the Directors need not be by written ballot. Except as otherwise provided for or fixed pursuant to the provisions of Section 5.2 of this Certificate of Formation relating to the rights of the holders of any series of Preferred Stock to elect additional Directors, the total number of Directors constituting the entire Board shall be not less than three (3) nor more than twenty (20), with the then authorized number of Directors being fixed from time to time by the Board.
(ii)   During any period when the holders of any series of Preferred Stock have the right to elect additional Directors as provided for or fixed pursuant to the provisions of Section 5.2 (“Preferred Stock Directors”), upon the commencement, and for the duration, of the period during which such right continues: (i) the then total authorized number of Directors shall automatically be increased by such specified number of Preferred Stock Directors, and the holders of the related Preferred Stock shall be entitled to elect the Preferred Stock Directors pursuant to the provisions of the Board’s designation for the series of Preferred Stock, and (ii) each such Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such Preferred Stock Director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such Preferred Stock Directors, shall forthwith terminate and the total and authorized number of Directors shall be reduced accordingly.
7.3   Staggered Board.   The Board (other than Preferred Stock Directors) shall continue to be divided into three (3) classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Each Director serving immediately prior to the effectiveness of this Certificate of Formation shall continue to serve in the same class in which such Director served immediately prior to such effectiveness. Class I Directors shall continue to serve until the second annual meeting of shareholders following the effectiveness of this Certificate of Formation; Class II Directors shall continue to serve until the third annual meeting of shareholders following the effectiveness hereof; and Class III Directors shall continue to serve until the first annual meeting of shareholders following the effectiveness hereof. Commencing with the first annual meeting of shareholders following the effectiveness hereof, each Director of each class the term of which shall then expire shall be elected to hold office for a three-year term and until such Director’s successor has been duly elected and qualified. In case of any increase or decrease, from time to time, in the number of Directors (other than Preferred Stock Directors), the number of Directors in each class shall be apportioned as nearly equal as possible.
7.4   Vacancies and Newly Created Directorships.   Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding and subject to obtaining any required shareholder votes or consents under the Stockholders Agreement, any vacancies on the Board occurring for any cause or resulting from any increase in the authorized number of Directors may be filled by (a) election at an annual or special meeting of shareholders called for that purpose, or (b) the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board. Any Director chosen to fill a vacancy in accordance with the preceding sentence shall hold office for the remainder of the unexpired term of such Director’s predecessor or until such Director’s earlier death, disqualification, resignation or removal; provided, however, that any Director appointed by the Board to fill a vacancy resulting from an increase in the number of Directors shall serve only until the next election of one or more Directors by the shareholders at an annual or special meeting of shareholders or until such Director’s earlier death, disqualification, resignation or removal. During a period between two successive annual meetings of shareholders, the Board may not fill more than two vacancies created by an increase in the number of Directors. If a Director is appointed by the Board to fill a vacancy created by the increase in the number of Directors and the Director was assigned to a class of the Board that is not otherwise up for re-election at the next annual or special meeting of shareholders, then at such shareholders’ meeting the Director may be included in the slate of nominees for election as Directors at such meeting to serve for the remaining term associated with the class that the Director was assigned by the Board. No decrease in the number of Directors shall shorten the term of any Director then in office.
7.5   Removal of Directors.   Except for Preferred Stock Directors and subject to obtaining any required shareholder votes or consents under the Stockholders Agreement, any Director or the entire Board may be removed from office at any time, but only for cause by the affirmative vote of the holders of seventy-five percent (75%) of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class; provided, however, that prior to the Triggering Event, any Director may be removed with or without cause by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.
8.   Meetings of Shareholders.
8.1   Action by Written Consent.   Prior to the Triggering Event, any action required or permitted to be taken by the shareholders of the Corporation may be effected by the consent in writing of the holders of a majority of the total voting power of the Corporation entitled to vote thereon, voting together as a single class in lieu of a duly called annual or special meeting of shareholders. From and after the Triggering Event, any action by written consent may only be taken if such written consent is signed by the holders of all then-outstanding shares entitled to vote on such action.
8.2   Special Meetings of Shareholders.   Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of shareholders of the Corporation may be called only (i) by or at the direction of the Board pursuant to a written resolution adopted by a majority of the total number of Directors that the Corporation would have if there were no vacancies or (ii) by or at the direction of the Chairman, the Vice Chairman, President or the Chief Executive Officer. In addition, special meetings of shareholders of the Corporation may be called by the Secretary of the Corporation at the request of the holders of not less than 50% of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class. Any business transacted at any special meeting of shareholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
8.3   Election of Directors by Written Ballot.   Unless and except to the extent that the By-laws shall so require, the election of the Directors need not be by written ballot.
9.   Business Combinations.
9.1   Section 21.606 of the TBOC.   The Corporation will not be subject to the provisions of Section 21.606 of the TBOC.
9.2   Limitations on Business Combinations.   Notwithstanding Section 9.1, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Class A Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested shareholder (as defined below) for a period of three (3) years following the time that such shareholder became an interested shareholder, unless:
(i)   prior to such time, the Board approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or
(ii)   upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least eighty-five (85)% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested shareholder) those shares owned by (i) persons who are Directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
(iii)   at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least two thirds of the outstanding voting stock of the Corporation which is not owned by the interested shareholder.
9.3   Definitions.   For purposes of this Article 9:
(i)   “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(ii)   “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty-percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty-percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(iii)   “business combination,” when used in reference to the Corporation and any interested shareholder, means:
(1)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested shareholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested shareholder and as a result of such merger or consolidation Section 9.2 is not applicable to the surviving entity;
(2)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder of the Corporation, to or with the interested shareholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(3)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested shareholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested shareholder became such; (b) pursuant to a merger under Section 10.005 of the TBOC; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested shareholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (3) shall there be an increase in the interested shareholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(4)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested shareholder; or
(5)   any receipt by the interested shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1)-(4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(iv)   “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article 9, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(v)   “interested shareholder” means any person (other than the Corporation or any direct or indirect majority- owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder, and the affiliates and associates of such person; provided, however, that the term “interested shareholder” shall not include (a) the Principal Shareholders or Principal Shareholder transferees or (b) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (b) shall be an interested shareholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested shareholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(vi)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(1)   beneficially owns such stock, directly or indirectly; or
(2)   has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or
(3)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(vii)   “person” means any individual, corporation, partnership, unincorporated association or other entity.
(viii)   “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(ix)   “Principal Shareholder transferee” means any Person who acquires voting stock of the Corporation from a Principal Shareholder (other than in connection with a public offering) and who is designated in writing by such Principal Shareholder as a “Principal Shareholder transferee.”

(x)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors.
10.   Corporate Opportunities.
10.1   Certain Acknowledgement.   In recognition and anticipation that, subject to certain contractual commitments entered into with the Corporation and/or its subsidiaries, (i) certain directors, principals, officers, employees and/or other representatives of investment funds or vehicles affiliated with the Principal Shareholders and their respective Affiliates may serve as directors, officers or agents of the Corporation or any of its subsidiaries, (ii) the Principal Shareholders and their Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) certain members of the Board who are not officers or employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article 10 are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Principal Shareholders, certain of the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its Directors, officers and shareholders in connection therewith.
10.2   Scope.   The Corporation waives, to the maximum extent permitted by law, the application of the doctrine of corporate opportunity, or any other analogous doctrine, with respect to the Corporation, to the Principal Shareholders, any Directors or any of their respective Affiliates; provided that the foregoing waiver shall not apply to Directors that are officers of the Corporation and/or any of its subsidiaries (each Person entitled such waiver, an “Exempted Person”); provided, further, that such waiver shall apply to Mr. Vincent Viola and Michael T. Viola (and such persons shall constitute Exempted Persons) even if such persons were both a Director and officer of the Corporation and/or any of its subsidiaries. To the maximum extent permitted by law, except to the extent otherwise provided in any agreement between an Exempted Person and the Corporation and/or any of its subsidiaries, no Exempted Person shall have any obligation to refrain from (i) engaging in the same or similar activities or lines of business as the Corporation or any of its Affiliates or developing or marketing any products or services that compete, directly or indirectly, with those of the Corporation or any of its Affiliates today or in which the Corporation or any of its Affiliates proposes to engage or develop, (ii) investing or owning any interest publicly or privately in, or developing a business relationship with, any Person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Corporation or any of its Affiliates or (iii) doing business with any client or customer of the Corporation or any of its Affiliates (each of the activities referred to in clauses (i)-(iii) above, a “Specified Activity”). The Corporation renounces any interest or expectancy in, or in being offered an opportunity to participate in, any Specified Activity that may be presented to or become known to any Exempted Person. Notwithstanding anything to the contrary in this Article 10, no Exempted Person shall be liable to the Corporation or its shareholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Exempted Person engages in any of the Specified Activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Exempted Person and the Corporation or any of its Affiliates, except as provided in Section 10.3 hereof. Subject to Section 10.3, in the event that any Exempted Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Exempted Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its shareholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a shareholder, director or officer of the Corporation solely by reason of the fact that such Exempted Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.

10.3   Allocation of Corporate Opportunities.   Notwithstanding anything in Section 10.2 to the contrary, the Corporation does not renounce its interest in any corporate opportunity offered to any Director who serves as an officer of the Corporation; provided that the Corporation does renounce such interest in any corporate opportunity offered to Mr. Vincent Viola and Michael T. Viola, even if such persons are serving as both a Director and officer of the Corporation.
10.4   Certain Matters Deemed Not Corporate Opportunities.   In addition to and notwithstanding the foregoing provisions of this Article 10, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
10.5   Amendment of this Article.   No amendment or repeal of this Article 10 in accordance with the provisions of Article 14 shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware or otherwise relies on the protection afforded to such Exempted Person prior to such amendment or repeal. This Article 10 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any Director or officer of the Corporation under this Certificate of Formation, the By-laws or applicable law.
10.6   Notice of this Article.   To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article 10.
10.7   Certain Definitions.   For purposes of this Article 10:
(i)   “Corporation” means the Corporation, any of its subsidiaries (including Virtu Financial and its subsidiaries) and/or any of its Affiliates; and
(ii)   “Affiliate” means (a) in respect of the Principal Shareholders, any Person that, directly or indirectly, is controlled by the Principal Shareholders, controls the Principal Shareholders or is under common control with the Principal Shareholders and shall include any principal, member, director, partner, shareholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation); provided, that (i) the Viola Entities shall not be deemed “Affiliates” of the Silver Lake Entities and vice versa, (ii) the Viola Entities shall not be deemed “Affiliates” of the Temasek Entities and vice versa and (iii) the Silver Lake Entities shall not be deemed “Affiliates” of the Temasek Entities and vice versa, (b) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation.
11.   Limitation of Liability.
11.1   To the fullest extent permitted under the TBOC, as amended from time to time, no Director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer of the Corporation. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto.
11.2   Any amendment or repeal of Section 11.1 shall not adversely affect any right or protection of a Director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.
12.   Indemnification
12.1   Right to Indemnification.   The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any Person (a “Covered Person”) who was or is a party or is threatened to be made a party to or otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a Person for whom he or she is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees and expenses, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, and amounts paid or to be paid in settlement) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 12.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.
12.2   Prepayment of Expenses.   To the extent not prohibited by applicable law, the Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of (i) a written undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 12 or otherwise and (ii) a written affirmation by the Covered Person of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under this Article 12.
12.3   Claims.   If a claim for indemnification or advancement of expenses under this Article 12 is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. In (i) any suit brought by a Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, such Person has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including by its Directors who are not parties to such action, a committee of such Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including by its Directors who are not parties to such action, a committee of such Directors, independent legal counsel, or its shareholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that such Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, be a defense to such suit.
12.4   Nonexclusivity of Rights.   The rights conferred on any Covered Person by this Article 12 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Formation, the By-laws, agreement, vote of shareholders or disinterested Directors or otherwise.
12.5   Other Sources.   Subject to Section 12.6, the Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity or enterprise.
12.6   Indemnitor of First Resort.   In all events, (i) the Corporation hereby agrees that it is the indemnitor of first resort (i.e. its obligation to a Covered Person to provide advancement and/or indemnification to such Covered Person is primary and any obligation of any Principal Shareholder (including any Affiliate thereof other than the Corporation) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter), or any obligation of any insurer of any Principal Shareholder to provide insurance coverage, for the same expenses, liabilities, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgments, penalties, fines and amounts paid in settlement) incurred by such Covered Person are secondary and (ii) if any Principal Shareholder (or any Affiliate thereof, other than the Corporation) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with such Covered Person, then (x) such Principal Shareholder (or such Affiliate, as the case may be), as the case may be, shall be fully subrogated to all rights of such Covered Person with respect to such payment and (y) the Corporation shall fully indemnify, reimburse and hold harmless such Principal Shareholder (or such other Affiliate), as the case may be, for all such payments actually made by such Principal Shareholder (or such other Affiliate).
12.7   Amendment or Repeal.   Any amendment or repeal of the foregoing provisions of this Article 12 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment or repeal.
12.8   Other Indemnification and Prepayment of Expenses.   This Article 12 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to Persons other than Covered Persons when and as authorized by appropriate corporate action.
12.9   Reliance.   Covered Persons who after the date of the adoption of this provision become or remain a Covered Person described in Article 12 will be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 12 in entering into or continuing the service. The rights to indemnification and to the advance of expenses conferred in this Article 12 will apply to claims made against any Covered Person described in Article 12 arising out of acts or omissions in respect of the Corporation or one of its subsidiaries that occurred or occur both prior and subsequent to the adoption hereof. The rights conferred upon Covered Persons in this Article 12 shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a Director or officer and shall inure to the benefit of the Covered Person’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article 12 that adversely affects any right of a Covered Person or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
12.10   Insurance.   The Corporation may purchase and maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.
13.   Adoption, Amendment or Repeal of By-Laws.   In furtherance and not in limitation of the powers conferred by law, the Board is expressly authorized to make, alter, amend or repeal the By-laws subject to the power of the shareholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the By-laws; provided, that with respect to the powers of shareholders entitled to vote with respect thereto to make, alter, amend or repeal the By-laws, from and after the Triggering Event, in addition to any other vote otherwise required by law, the affirmative vote of the holders of seventy-five percent (75%) of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to make, alter, amend or repeal the By-laws.
14.   Adoption, Amendment and Repeal of Certificate.   Subject to Article 5, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation, in the manner now or hereafter prescribed by the TBOC, and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, Directors or any other Persons whomsoever by and pursuant to this Certificate of Formation in its present form or as hereafter amended, are granted and held subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate of Formation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Sections 7.3, 7.4 and 7.5 of Article 7, Section 8.1 and 8.2 of Article 8 or Article 9, 10, 13, 14, 15, 16 or 17 may be altered, amended or repealed in any respect, nor may any provision or by-law inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate of Formation or otherwise required by law, (i) prior to the Triggering Event, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, and (ii) from and after the Triggering Event, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of seventy-five percent (75%) of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, at a meeting of the shareholders called for that purpose.
15.   Forum for Adjudication of Disputes.   Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the Third Business Court Division (the “Business Court”) of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Western District of Texas — Austin (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state district court of Texas situated in Travis County) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former Director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (c) any action asserting a claim arising pursuant to any provision of the TBOC, the Certificate of Formation or the By-laws, (d) any action asserting a claim governed by the internal affairs doctrine, (e) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (f) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction. Any Person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provision of this Article 15.
16.   Jury Trial Waiver.   Unless the Corporation consents in writing to a jury trial, the Corporation and each shareholder, director, and officer of the Corporation hereby irrevocably and unconditionally waive any right that the Corporation or such person may have to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of or relating to any “internal entity claim” as that term is defined in Section 2.115 of the TBOC, and each shareholder agrees that such shareholder’s holding or acquisition of shares of stock of the Corporation or, to the extent permitted by law, options or rights to acquire shares of stock of the Corporation following the adoption of this Certificate of Formation constitutes such shareholder’s intentional and knowing waiver of any right to trial by jury with respect to such claims.
17.   Ownership Threshold for Derivative Proceedings.   No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the Corporation against any Director or officer of the Corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of common shares sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Corporation.
18.   Severability.   If any provision or provisions of this Certificate of Formation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Formation (including, without limitation, each portion of any paragraph of this Certificate of Formation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Formation (including, without limitation, each such portion of any paragraph of this Certificate of Formation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its Directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.
19.   Definitions.   As used in this Certificate of Formation, unless the context otherwise requires or as set forth in another Article or Section of this Certificate of Formation, the term:
(a)   “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that (i) neither the Corporation nor any of its subsidiaries will be deemed an Affiliate of any shareholder of the Corporation or any of such shareholders’ Affiliates and (ii) no shareholder of the Corporation will be deemed an Affiliate of any other shareholder of the Corporation, in each case, solely by reason of any investment in the Corporation or any rights conferred on such shareholder pursuant to the Stockholders Agreement (including any representatives of such shareholder serving on the Board).
(b)   “Board” is defined in Section 5.1(ii)(1).
(c)   “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York.
(d)   “By-laws” is defined in Section 7.2.
(e)   “Chairman” means the Chairman of the Board.
(f)   “Chief Executive Officer” means the Chief Executive Officer of the Corporation.
(g)   “Class A Common Stock” is defined in Section 4.1.
(h)   “Class B Common Stock” is defined in Section 4.1.
(i)   “Class B Transfer Agent” is defined in Section 6.1(i).
(j)   “Class C Common Stock” is defined in Section 4.1.
(k)   “Class C Paired Interest” means one Common Unit together with one share of Class C Common Stock, subject to adjustment pursuant to Section 2.02(a) of the Exchange Agreement.
(l)   “Class D Common Stock” is defined in Section 4.1.
(m)   “Class D Paired Interest” means one Common Unit together with one share of Class D Common Stock, subject to adjustment pursuant to Section 2.02(b) of the Exchange Agreement.
(n)   “Class D Transfer Agent” is defined in Section 6.1(i).
(o)   “Common Stock” is defined in Section 4.1.
(p)   “Common Unit” means a non-voting common interest unit of Virtu Financial.
(q)   “control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
(r)   “Corporation” means Virtu Financial, Inc.
(s)   “Covered Person” is defined in Section 12.1.
(t)   “Director” is defined in Section 7.1.
(u)   “Disposition Event” means any merger, consolidation or other business combination of the Corporation, whether effectuated through one transaction or series of related transactions (including a tender offer followed by a merger in which holders of Class A Common Stock receive the same consideration per share paid in the tender offer), unless, following such transaction, all or substantially all of the holders of the voting power of all outstanding classes of Common Stock and series of Preferred Stock that are generally entitled to vote in the election of Directors prior to such transaction or series of transactions, continue to hold a majority of the voting power of the surviving entity (or its parent) resulting from such transaction or series of transactions in substantially the same proportions as immediately prior to such transaction or series of transactions.
(v)   “Economic Common Stock” is defined in Section 4.1.
(w)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor law or statute, together with the rules and regulations promulgated thereunder.

(x)   “Exchange Agreement” means the Exchange Agreement, dated as of April 15, 2015, by and among Virtu Financial, the Corporation and the holders of Common Units and shares of Class C Common Stock and Class D Common Stock, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.
(y)   “Exempted Person” is defined in Section 10.2.
(z)   “Family Member” shall mean with respect to any natural person, the spouse, parents, grandparents, lineal descendants, siblings of such person or such person’s spouse, and lineal descendants of siblings of such person or such person’s spouse. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority.
(aa)   “Non-Economic Common Stock” is defined in Section 4.1.
(ab)   “Paired Interest” means one Class C Paired Interest or one Class D Paired Interest.
(ac)   “Permitted Transferees” means, with respect to any Viola Equityholder, (i) Mr. Vincent Viola or any of his Family Members or any trust, family-partnership or estate-planning vehicle so long as Mr. Viola and/or his Family Members are the sole economic beneficiaries thereof, (ii) any corporation, limited liability company, partnership or other entity of which all of the economic beneficial ownership thereof belongs to Mr. Viola, his Family Members or any trust, family-partnership or estate-planning vehicle whose economic beneficiaries consist solely of Mr. Viola and/or his Family Members, (iii) a charitable institution controlled by Mr. Viola and/or his Family Members, (iv) an individual mandated under a qualified domestic relations order and (v) a legal or personal representative of Viola Equityholder and/or his Family Members in the event of the death or disability thereof.
(ad)   “Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.
(ae)   “Preferred Stock” is defined in Section 4.1.
(af)   “Preferred Stock Directors” is defined in Section 7.2.
(ag)   “Principal Shareholders” means the Viola Entities, the Silver Lake Entities and the Temasek Entities.
(ah)   “Proceeding” is defined in Section 12.1.
(ai)   “Silver Lake Entities” means any investment funds managed, sponsored, controlled or advised by Silver Lake Group L.L.C. and their respective successors and Affiliates.
(aj)   “Specified Activity” is defined in Section 10.2.
(ak)   “Stock Adjustment” is defined in Section 5.1(ii)(4).
(al)   “Stockholders Agreement” means the Stockholders Agreement, dated April 15, 2015, by and among the Corporation, TJMT Holdings LLC, Vincent Viola, SLP III EW Feeder I, L.P., SLP Virtu Investors, LLC, Silver Lake Technology Associates III, L.P. and the other persons party thereto or that may become parties thereto from time to time, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.
(am)   “TBOC” is defined in Section 3.
(an)   “Temasek Entities” means Havelock Fund Investments Pte Ltd., Temasek Holdings (Private) Limited (“Temasek Holdings”) and Temasek Holdings’ direct and indirect wholly owned subsidiaries the boards of directors or equivalent governing bodies of which comprise solely nominees or employees of (i) Temasek Holdings, (ii) Temasek Pte Ltd. (a wholly owned subsidiary of Temasek Holdings) and/or (iii) wholly owned direct and indirect subsidiaries of Temasek Pte Ltd.
(ao)   “Transfer” of a share of Class B Common Stock or Class D Common Stock means, directly or indirectly, any sale, assignment, transfer, exchange, gift, bequest, pledge, hypothecation or other disposition or encumbrance of such share or any legal or beneficial interest in such share, in whole or in part, whether or not for value and whether voluntary or involuntary or by operation of law; provided, however, that the following shall not be considered a “Transfer”: (i) the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at annual or special meetings of shareholders or in connection with any action by written consent of the shareholders solicited by the Board (at such times as action by written consent of shareholders is permitted under this Certificate of Formation); (ii) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with the Corporation and/or its shareholders that (x) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (y) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (z) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; (iii) entering into a customary voting or support agreement (with or without granting a proxy) in connection with any merger, consolidation or other business combination of the Corporation, whether effectuated through one transaction or series of related transactions (including a tender offer followed by a merger in which holders of Class A Common Stock receive the same consideration per share paid in the tender offer); (iv) the pledge of shares of capital stock of the Corporation by a shareholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as such shareholder continues to exercise sole voting control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” or (v) the fact that the spouse of any holder of Class B Common Stock or Class D Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock or Class D Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock or Class D Common Stock.
(ap)   “Triggering Event” means the first date on which Viola Equityholders cease collectively to beneficially own (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act) shares representing at least twenty-five percent (25%) of the issued and outstanding shares of Common Stock.
(aq)   “Vice Chairman” means the Vice Chairman of the Board.
(ar)   “Viola Entities” means Mr. Vincent Viola, TJMT Holdings LLC and any of their respective successors and Affiliates.
(as)   “Viola Equityholders” means TJMT Holdings LLC and any Permitted Transferee of a Viola Equityholder that owns shares of Common Stock.
(at)   “Virtu Financial” means Virtu Financial LLC, a Delaware limited liability company, or any successor thereto.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Certificate of Formation of Virtu Financial, Inc. has been duly executed by the authorized officer below this [      ] day of [               ], 2026.
VIRTU FINANCIAL, INC.
By:

Name: Aaron Simons
Title:   Chief Executive Officer
[Signature Page to Certificate of Formation]

Appendix F
BY-LAWS
of
VIRTU FINANCIAL, INC.
(A Texas Corporation)

F-i

ARTICLE 1
DEFINITIONS
As used in these By-laws, unless the context otherwise requires, the term:
1.1   “Assistant Secretary” means an Assistant Secretary of the Corporation.
1.2   “Assistant Treasurer” means an Assistant Treasurer of the Corporation.
1.3   “Board” means the Board of Directors of the Corporation.
1.4   “By-laws” means the By-laws of the Corporation, as amended and restated.
1.5   “Certificate of Formation” means the Certificate of Formation of the Corporation, as may be amended and restated from time to time.
1.6   “Chairman” means the Chairman of the Board and includes any Executive Chairman.
1.7   “Chief Executive Officer” means the Chief Executive Officer of the Corporation.
1.8   “control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
1.9   “Corporation” means Virtu Financial, Inc.
1.10   “Derivative” is defined in Section 2.2(D)(iii).
1.11   “Directors” means the directors of the Corporation.
1.12   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor law or statute, and the rules and regulations promulgated thereunder.
1.13   “Executive Chairman” means the Executive Chairman of the Board.
1.14   “law” means any U.S. or non-U.S., federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a governmental authority (including any department, court, agency or official, or non-governmental self-regulatory organization, agency or authority and any political subdivision or instrumentality thereof).
1.15   “Nominating Shareholder” is defined in Section 3.3(B).
1.16   “Notice of Business” is defined in Section 2.2(C).
1.17   “Notice of Nomination” is defined in Section 3.3(C).
1.18   “Notice Record Date” is defined in Section 2.4(A).
1.19   “Office of the Corporation” means the principal executive office of the Corporation.
1.20   “President” means the President of the Corporation.
1.21   “Proponent” is defined in Section 2.2(D)(i).
1.22   “Public Disclosure” is defined in Section 2.2(I).
1.23   “Qualifying Shares” is defined in Section 3.4.
1.24   “SEC” means the Securities and Exchange Commission.
1.25   “Secretary” means the Secretary of the Corporation.
1.26   “Shareholder Associated Person” is defined in Section 2.2(J).

1.27   “Shareholder Business” is defined in Section 2.2(B).
1.28   “Shareholder Information” is defined in Section 2.2(D)(iii).
1.29   “Shareholder Nominees” is defined in Section 3.3(B).
1.30   “Shareholders” means the shareholders of the Corporation.
1.31   “Stockholders Agreement” means the Stockholders Agreement, dated as of April 15, 2015, by and among the Corporation, TJMT Holdings LLC, Vincent Viola, SLP III EW Feeder I, L.P., SLP Virtu Investors, LLC, Silver Lake Technology Associates III, L.P. and the other Persons who may become parties thereto from time to time, as it may be amended, supplemented or modified.
1.32   “TBOC” means the Texas Business Organizations Code, as amended, and any successor law or statute.
1.33   “Treasurer” means the Treasurer of the Corporation.
1.34   “Vice Chairman” means the Vice Chairman of the Board.
1.35   “Vice President” means a Vice President of the Corporation.
1.36   “Voting Commitment” is defined in Section 3.4.
1.37   “Voting Record Date” is defined in Section 2.4(A).
ARTICLE 2
SHAREHOLDERS
2.1   Place of Meetings.   Meetings of Shareholders may be held within or without the State of Texas, at such place or solely by means of remote communication or otherwise, as may be designated by the Board in its sole discretion.
2.2   Annual Meetings; Shareholder Proposals.
(A)   A meeting of Shareholders for the election of Directors and other business shall be held annually at such date and time as may be designated by the Board in its sole discretion.
(B)   At an annual meeting of the Shareholders, only business (other than business relating to the nomination or election of Directors, which is governed by Section 3.3) that has been properly brought before the Shareholder meeting in accordance with the procedures set forth in this Section 2.2 shall be conducted. To be properly brought before a meeting of Shareholders, such business must be brought before the meeting (i) by or at the direction of the Board or any committee thereof or (ii) by a Shareholder who (a) was a Shareholder of record of the Corporation when the notice required by this Section 2.2 is delivered in writing to the Secretary and at the time of the meeting, (b) is entitled to vote at the meeting and (c) complies with the notice and other provisions of this Section 2.2. Subject to Section 2.2(K), and except with respect to nominations or elections of Directors, which are governed by Section 3.3, Section 2.2(B)(ii) is the exclusive means by which a Shareholder may bring business before a meeting of Shareholders; provided that if Rule 14a-8 of the Exchange Act (or any successor rule) is applicable, a Shareholder may not bring business before any meeting if the Shareholder fails to meet the requirements of such rule. Any business brought before a meeting in accordance with Section 2.2(B)(ii) is referred to as “Shareholder Business.”
(C)   Subject to Section 2.2(K), at any annual meeting of Shareholders, all proposals of Shareholder Business must be made by timely written notice given by or on behalf of a Shareholder of record of the Corporation (the “Notice of Business”) and must otherwise be a proper matter for Shareholder action. To be timely, the Notice of Business must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary, by no earlier than one hundred and twenty (120) days and no later than ninety (90) days before the first anniversary of the date of the prior year’s annual meeting of Shareholders; provided, however, that if (i) the annual meeting of Shareholders is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the first anniversary of the prior year’s annual meeting of Shareholders, (ii) no annual meeting was held during the prior year or (iii) in the case of the Corporation’s first annual meeting of Shareholders as a corporation with a class of equity securities registered under the Exchange Act, the notice by the Shareholder to be timely must be received (a) no earlier than one hundred and twenty (120) days before such annual meeting and (b) no later than the later of ninety (90) days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure. In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of a Shareholder meeting commence a new time period (or extend any time period) for the giving of the Notice of Business.
(D)   The Notice of Business must set forth:
(i)   the name and record address of each Shareholder proposing Shareholder Business (the “Proponent”), as they appear on the Corporation’s books;
(ii)   the name and address of any Shareholder Associated Person;
(iii)   as to each Proponent and any Shareholder Associated Person, (a) the class or series and number of shares of stock directly or indirectly held of record and beneficially by the Proponent or Shareholder Associated Person, (b) the date such shares of stock were acquired, (c) a description of any agreement, arrangement or understanding, direct or indirect, with respect to such Shareholder Business between or among the Proponent, any Shareholder Associated Person or any others (including their names) acting in concert with any of the foregoing, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of securities and/or borrowed or loaned shares) that has been entered into, directly or indirectly, as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Shareholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Shareholder Associated Person with respect to shares of stock of the Corporation or with a value derived in whole or in part from the value or decrease in value of any class or series of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative”), (e) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Shareholder Associated Person has a right to vote any shares of stock of the Corporation, (f) any rights to dividends on the stock of the Corporation owned beneficially by the Proponent or Shareholder Associated Person that are separated or separable from the underlying stock of the Corporation, (g) any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which the Proponent or Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (h) any performance-related fees (other than an asset-based fee) that the Proponent or Shareholder Associated Person is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such notice. The information specified in Section 2.2(D)(i) to (iii) is referred to herein as “Shareholder Information”;
(iv)   Shareholder Information with respect to any stock or other interests of the Corporation held by members of the Proponent’s or Shareholder Associated Person’s immediate family sharing the same household;
(v)   a representation to the Corporation that each Proponent is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such Shareholder Business;
(vi)   a brief description of the Shareholder Business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the By-laws, the language of the proposed amendment) and the reasons for conducting such Shareholder Business at the meeting;

(vii)   any material interest of each Proponent and any Shareholder Associated Person in such Shareholder Business;
(viii)   a representation to the Corporation as to whether the Proponent intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt such Shareholder Business or (b) otherwise to solicit proxies from the Shareholders in support of such Shareholder Business;
(ix)   all other information that would be required to be filed with the SEC if the Proponents or Shareholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and
(x)   a representation and covenant for the benefit of the Corporation that the Proponents shall provide any other information reasonably requested by the Corporation.
(E)   The Proponents shall also provide any other information reasonably requested by the Corporation within ten (10) business days after such request.
(F)   In addition, the Proponent shall further update and supplement the information provided to the Corporation in the Notice of Business or upon the Corporation’s request pursuant to Section 2.2(E) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is the later of ten (10) business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary, by no later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven (7) business days before the date for the meeting (in the case of the update and supplement required to be made as of ten (10) business days before the meeting or any adjournment or postponement thereof).
(G)   The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 2.2, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(H)   If the Proponent (or a qualified representative of the Proponent) does not appear at the meeting of Shareholders to present the Shareholder Business, such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.2, to be considered a qualified representative of the Shareholder, a person must be a duly authorized officer, manager or partner of such Shareholder or must be authorized by a writing executed by such Shareholder or an electronic transmission delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Shareholders.
(I)   “Public Disclosure” of any date or other information means disclosure thereof by a press release reported by the Dow Jones News Services, Associated Press or comparable U.S. national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
(J)   “Shareholder Associated Person” means, with respect to any Shareholder, (i) any other beneficial owner of stock of the Corporation that is owned by such Shareholder and (ii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Shareholder or such beneficial owner.
(K)   The notice requirements of this Section 2.2 shall be deemed satisfied with respect to Shareholder proposals that have been properly brought under Rule 14a-8 of the Exchange Act and that are included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Further, nothing in this Section 2.2 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Formation.

2.3   Special Meetings.   Special meetings of the Shareholders may be called only in the manner set forth in the Certificate of Formation. Notice of every special meeting of the Shareholders shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of Shareholders shall be limited exclusively to the business set forth in the Corporation’s notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice.
2.4   Record Date.
(A)   For the purpose of determining the Shareholders entitled to notice of any meeting of Shareholders or any adjournment thereof, unless otherwise required by the Certificate of Formation or applicable law, the Board may fix a record date (the “Notice Record Date”), which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than sixty (60) or less than ten (10) days before the date of such meeting. The Notice Record Date shall also be the record date for determining the Shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such Notice Record Date, that a later date on or before the date of the meeting shall be the date for making such determination (the “Voting Record Date”). For the purposes of determining the Shareholders entitled to express consent to corporate action in writing without a meeting, unless otherwise required by the Certificate of Formation or applicable law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than ten (10) days after the date on which the record date was fixed by the Board. For the purposes of determining the Shareholders entitled to (i) receive payment of any dividend or other distribution or allotment of any rights, (ii) exercise any rights in respect of any change, conversion or exchange of stock or (iii) take any other lawful action, unless otherwise required by the Certificate of Formation or applicable law, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board and shall not be more than sixty (60) days prior to such action.
(B)   If no such record date is fixed:
(i)   the record date for determining Shareholders entitled to notice of and to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;
(ii)   the record date for determining Shareholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Formation), when no prior action by the Board is required by applicable law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board is required by applicable law, the record date for determining Shareholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board takes such prior action; and
(iii)   when a determination of Shareholders of record entitled to notice of or to vote at any meeting of Shareholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof, unless the Board fixes a new Voting Record Date for the adjourned meeting, in which case the Board shall also fix such Voting Record Date or a date earlier than such date as the new Notice Record Date for the adjourned meeting.
2.5   Notice of Meetings of Shareholders.   Whenever, under the provisions of applicable law, the Certificate of Formation or these By-laws, Shareholders are required or permitted to take any action at a meeting, notice shall be given stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the Voting Record Date, if such date is different from the Notice Record Date, and, in the case of a special meeting, the purposes for which the meeting is called. Unless otherwise provided by these By-laws or applicable law, notice of any meeting shall be given, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each Shareholder entitled to vote at such meeting as of the

Notice Record Date. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail, with postage prepaid, and directed to the Shareholder at his or her address as it appears on the records of the Corporation. Notice to a Shareholder may be given by electronic transmission only with the consent of such Shareholder and otherwise in accordance with Section 21.3531 of the TBOC. An affidavit of the Secretary, an Assistant Secretary or the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Any business that might have been transacted at the meeting as originally called may be transacted at the adjourned meeting. If, however, the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting. If, after the adjournment, a new Voting Record Date is fixed for the adjourned meeting, the Board shall fix a new Notice Record Date in accordance with Section 2.4(B)(iii) hereof and shall give notice of such adjourned meeting to each Shareholder entitled to vote at such meeting as of the Notice Record Date.
2.6   Waivers of Notice.   Whenever the giving of any notice to Shareholders is required by applicable law, the Certificate of Formation or these By-laws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Shareholder at a meeting shall constitute a waiver of notice of such meeting except when the Shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purposes of, any regular or special meeting of the Shareholders need be specified in any waiver of notice.
2.7   List of Shareholders.   The Secretary shall prepare, no later than the eleventh (11th) day before every meeting of Shareholders, a complete, alphabetical list of the Shareholders entitled to vote at the meeting or any adjournment of the meeting. The list of Shareholders shall state (i) the address of each Shareholder, (ii) the number and type of shares held by each Shareholder, and (iii) the number of votes that each Shareholder is entitled to (if different than the number of shares held by such Shareholder). Such list shall be kept on file at the Office of the Corporation, and shall be open to examination by any Shareholder, the Shareholder’s agent, or attorney, at the Shareholder’s expense, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, during ordinary business hours at the principal place of business of the Corporation or on a reasonably accessible electronic network as provided by applicable law. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any Shareholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection as provided by applicable law. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the Shareholders entitled to examine the list of Shareholders or to vote in person or by proxy at any meeting of Shareholders.
2.8   Quorum of Shareholders; Adjournment.   Except as otherwise provided by these By-laws, at each meeting of Shareholders, the presence in person or by proxy of the holders of a majority of the voting power of all outstanding shares of stock entitled to vote at the meeting of Shareholders shall constitute a quorum for the transaction of any business at such meeting, except that, where a separate vote by a class or series of classes of shares is required, a quorum shall consist of no less than a majority of the voting power of all outstanding shares of stock of such class or series of classes, as applicable. In the absence of a quorum, the holders of a majority in voting power of the shares of stock present in person or represented by proxy at any meeting of Shareholders, including an adjourned meeting, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of Directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.
2.9   Voting; Proxies.   Unless otherwise provided by the TBOC or in the Certificate of Formation, every Shareholder entitled to vote at any meeting of Shareholders shall be entitled to one vote for each share of stock held by such Shareholder which has voting power upon the matter in question. At any meeting of

Shareholders, all matters other than the election of Directors, except as otherwise provided by the Certificate of Formation, these By-laws or any applicable law, shall be decided by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. At all meetings of Shareholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect Directors. Each Shareholder entitled to vote at a meeting of Shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Shareholder by proxy, but no such proxy shall be voted or acted upon after eleven (11) months from its date of execution, unless the proxy expressly provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and otherwise meets the requirements set forth in the TBOC. A Shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.
2.10   Voting Procedures and Inspectors at Meetings of Shareholders.   The Board, in advance of any meeting of Shareholders, shall appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (A) ascertain the number of shares outstanding and the voting power of each, (B) determine the shares represented at the meeting and the validity of proxies and ballots, (C) count all votes and ballots, (D) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (E) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Shareholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Business Court in the Third Business Court Division of the State of Texas upon application by a Shareholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Shareholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.
2.11   Conduct of Meetings; Adjournment.   The Board may adopt such rules and procedures for the conduct of Shareholder meetings as it deems appropriate. At each meeting of Shareholders, the Chairman or, in the absence of the Chairman, the Vice Chairman or, in the absence of or if there is no Vice Chairman, the Chief Executive Officer or, in the absence of the Chairman, the Vice Chairman and the Chief Executive Officer, the President or, if there is no Chairman, Vice Chairman, Chief Executive Officer or President or if they are absent, a Vice President and, in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President present), shall preside over the meeting. Except to the extent inconsistent with the rules and procedures as adopted by the Board, the person presiding over the meeting of Shareholders shall have the right and authority to convene, adjourn and reconvene the meeting from time to time, to prescribe such additional rules and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules and procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include (A) the establishment of an agenda or order of business for the meeting, (B) rules and procedures for maintaining order at the meeting and the safety of those present, (C) limitations on attendance at or participation in the meeting to Shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine, (D) restrictions on entry to the meeting after the time fixed for the commencement thereof and (E) limitations on the time allotted to questions or comments by participants. The person presiding over any meeting of Shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, may determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, he or she shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of Shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary or, in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. If none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting shall be present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board and, if the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting.
2.12   Order of Business.   The order of business at all meetings of Shareholders shall be as determined by the person presiding over the meeting.
2.13   Written Consent of Shareholders Without a Meeting.   If, and only if, the Certificate of Formation expressly permits action to be taken at any annual or special meeting of Shareholders without a meeting, without prior notice and without a vote, then a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes required by the Certificate of Formation to authorize or take such action at a meeting and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Texas, the Office of the Corporation or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Shareholders are recorded. Every written consent shall include (i) the date each Shareholder signed the consent and (ii) the date of signing of the latest dated consent satisfying the minimum number of Shareholders necessary to approve the action that is the subject of the consent. The date described in clause (ii) shall be no later than the sixtieth (60th) day after the date of signing of the earliest dated consent of the Shareholders signing the consent. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be provided to each Shareholder as of the record date for such action, as determined in accordance with Section 6.102 of the TBOC, who did not sign such consent, and such notice shall contain the information required by Section 6.202(d) of the TBOC.
ARTICLE 3
DIRECTORS
3.1   General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and procedures, not inconsistent with the Certificate of Formation, these By-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.
3.2   Term of Office.   The Board shall consist of three (3) to twenty (20) members, the number thereof to be determined in accordance with the Certificate of Formation. Subject to obtaining any required shareholder votes or consents under the Stockholders Agreement (as long as such agreement is in effect), each Director shall hold office until a successor is duly elected and qualified or until the Director’s earlier death, resignation, disqualification or removal.
3.3   Nominations of Directors.
(A)   Subject to Section 3.3(L) and obtaining any required shareholder votes or consents under the Stockholders Agreement and except as otherwise provided by the Stockholders Agreement, only persons who are nominated in accordance with the procedures set forth in this Section 3.3 are eligible for election as Directors.
(B)   Nominations of persons for election to the Board may only be made at a meeting properly called for the election of Directors and only (i) by or at the direction of the Board or any committee thereof or (ii) by a Shareholder who (a) was a Shareholder of record of the Corporation when the notice required by this Section 3.3 is delivered to the Secretary and at the time of the meeting, (b) is entitled to vote for the election of Directors at the meeting and (c) complies with the notice and other provisions of this Section 3.3. Subject to Section 3.3(L) and obtaining any required shareholder votes or consents under the Stockholders Agreement, Section 3.3(B)(ii) is the exclusive means by which a Shareholder may nominate a person for election to the Board. Persons nominated in accordance with Section 3.3(B)(ii) are referred to as “Shareholder Nominees.” A Shareholder nominating persons for election to the Board is referred to as the “Nominating Shareholder.”

(C)   Subject to Section 3.3(L) and obtaining any required shareholder votes or consents under the Stockholders Agreement, all nominations of Shareholder Nominees must be made by timely written notice given by or on behalf of a Shareholder of record of the Corporation (the “Notice of Nomination”). To be timely, the Notice of Nomination must be delivered personally or mailed to and received at the Office of the Corporation, addressed to the attention of the Secretary, by the following dates:
(i)   in the case of the nomination of a Shareholder Nominee for election to the Board at an annual meeting of Shareholders, no earlier than one hundred and twenty (120) days and no later than ninety (90) days before the first anniversary of the date of the prior year’s annual meeting of Shareholders; provided, however, that if (a) the annual meeting of Shareholders is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the first anniversary of the prior year’s annual meeting of Shareholders, (b) no annual meeting was held during the prior year or (c) in the case of the Corporation’s first annual meeting of Shareholders as a corporation with a class of equity security registered under the Exchange Act, the notice by the Shareholder to be timely must be received (1) no earlier than one hundred and twenty (120) days before such annual meeting and (2) no later than the later of ninety (90) days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or Public Disclosure; and
(ii)   in the case of the nomination of a Shareholder Nominee for election to the Board at a special meeting of Shareholders, no earlier than one hundred and twenty (120) days before and no later than the later of ninety (90) days before such special meeting and the tenth day after the day on which the notice of such special meeting was made by mail or Public Disclosure.
(D)   Notwithstanding anything to the contrary, if the number of Directors to be elected to the Board at a meeting of Shareholders is increased and there is no Public Disclosure by the Corporation naming the nominees for the additional directorships at least one hundred (100) days before the first anniversary of the preceding year’s annual meeting, a Notice of Nomination shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered personally and received at the Office of the Corporation, addressed to the attention of the Secretary, no later than the close of business on the tenth day following the day on which such Public Disclosure is first made by the Corporation.
(E)   In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual or special meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination.
(F)   The Notice of Nomination shall set forth:
(i)   the Shareholder Information with respect to each Nominating Shareholder and Shareholder Associated Person;
(ii)   a representation to the Corporation that each Nominating Shareholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination;
(iii)   all information regarding each Shareholder Nominee and Shareholder Associated Person that would be required to be disclosed in a solicitation of proxies subject to Section 14 of the Exchange Act, the written consent of each Shareholder Nominee to being named in a proxy statement as a nominee and to serve if elected and a completed signed questionnaire, representation and agreement required by Section 3.4;
(iv)   a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among a Nominating Shareholder, Shareholder Associated Person or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Nominating Shareholder, Shareholder Associated Person or any person acting in concert therewith were the “registrant” for purposes of such rule and the Shareholder Nominee were a director or executive of such registrant;

(v)   Shareholder Information with respect to any stock or other interests of the Corporation held by members of the Nominating Shareholder’s or its Shareholder Associated Person’s immediate family sharing the same household;
(vi)   a representation to the Corporation as to whether each Nominating Shareholder intends (a) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination or (b) otherwise to solicit proxies from Shareholders in support of such nomination;
(vii)   a representation to the Corporation that each Nominating Shareholder intends to solicit the holders of shares representing at least sixty-seven percent (67%) of the voting power of the shares entitled to vote on the election of Directors in support of the Shareholder Nominees in accordance with Rule 14a-19 under the Exchange Act;
(viii)   all other information that would be required to be filed with the SEC if the Nominating Shareholders and Shareholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and
(ix)   a representation and covenant for the benefit of the Corporation that the Nominating Shareholders shall provide any other information reasonably requested by the Corporation.
(G)   The Nominating Shareholders shall also provide any other information reasonably requested by the Corporation within ten business days after such request.
(H)   Each Nominating Shareholder shall, no later than five (5) business days before the meeting or any adjournment or postponement thereof, deliver to the Corporation reasonable evidence that such Nominating Shareholder has complied with the requirements of Rule 14a-19 under the Exchange Act.
(I)   In addition, the Nominating Shareholders shall further update and supplement the information provided to the Corporation in the Notice of Nomination or upon the Corporation’s request pursuant to Section 3.3(G) as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at the Office of the Corporation, addressed to the Secretary, by no later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven (7) business days before the date for the meeting (in the case of the update and supplement required to be made as of ten (10) business days before the meeting or any adjournment or postponement thereof).
(J)   The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that the nomination was not made in accordance with the procedures set forth in this Section 3.3, and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding anything in these By-laws to the contrary, unless otherwise required by applicable law, if a Nominating Shareholder provides notice pursuant to Rule 14a-19 under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) or the requirements of this Section 3.3 relating thereto, the Corporation shall disregard any proxies or votes solicited for the applicable Shareholder Nominees, notwithstanding that proxies in favor thereof may have been received by the Corporation, and such Shareholder Nominees shall be disqualified from standing for election.
(K)   If the Shareholder (or a qualified representative of the Shareholder) does not appear at the applicable Shareholder meeting to nominate the Shareholder Nominees, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 3.3, to be considered a qualified representative of the Shareholder, a person must be a duly authorized officer, manager or partner of such Shareholder or must be authorized by a writing executed by such Shareholder or an electronic transmission delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Shareholders.

(L)   Nothing in this Section 3.3 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Formation.
3.4   Nominee and Director Qualifications.   Unless the Board determines otherwise or the Stockholders Agreement provides otherwise (as long as such agreement is in effect), to be eligible to be a nominee for election or reelection as a Director, a person must deliver (in accordance with the time periods prescribed for delivery of notice by the Board) to the Secretary at the Office of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person will act or vote as a Director on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply with such person’s fiduciary duties as a Director under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, (C) beneficially owns, or agrees to purchase within ninety (90) days if elected as a Director, not less than 1,000 shares of Class A common stock, par value $0.00001 per share, of the Corporation (the “Qualifying Shares”) (subject to adjustment for any stock splits or stock dividends occurring after the date of such representation or agreement), will not dispose of such minimum number of shares so long as such person is a Director and has disclosed therein whether all or any portion of the Qualifying Shares were purchased with any financial assistance provided by any other person and whether any other person has any interest in the Qualifying Shares and (D) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of the Corporation that are applicable to Directors; provided, however, that notwithstanding anything in these By-laws to the contrary, unless the Stockholders Agreement provides otherwise (as long as such agreement is in effect), the provisions of this Section 3.4 shall not apply to any Director nominated by the SL Parties (as such term is defined in the Stockholders Agreement) pursuant to the terms of the Stockholders Agreement.
3.5   Resignation.   Any Director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.
3.6   Compensation.   Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees (payable in cash or equity) for attendance at Directors’ meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this Section 3.6 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.
3.7   Regular Meetings.   Regular meetings of the Board may be held without notice at such times and at such places within or without the State of Texas as may be determined from time to time by the Board or its Chairman.
3.8   Special Meetings.   Special meetings of the Board may be held at such times and at such places within or without the State of Texas as may be determined by the Chairman, the Vice Chairman or the Chief Executive Officer on at least twenty-four (24) hours’ notice to each Director given by one of the means specified in Section 3.11 hereof other than by mail, or on at least three (3) days’ notice if given by mail. Special meetings shall be called by the Chairman, the Vice Chairman, the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any two or more Directors.
3.9   Telephone Meetings.   Board or Board committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation by a Director in a meeting pursuant to this Section 3.9 shall constitute presence in person at such meeting.
3.10   Adjourned Meetings.   A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least twenty-four (24) hours’ notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three (3) days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.
3.11   Notice Procedure.   Subject to Sections 3.8 and 3.12 hereof, whenever notice is required to be given to any Director by applicable law, the Certificate of Formation or these By-laws, such notice shall be deemed given effectively if given in person or by telephone, mail or electronic mail addressed to such Director at such Director’s address or email address, as applicable, as it appears on the records of the Corporation, facsimile or by other means of electronic transmission.
3.12   Waiver of Notice.   Whenever the giving of any notice to Directors is required by applicable law, the Certificate of Formation or these By-laws, a waiver thereof, in writing signed by the Director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board or committee meeting need be specified in any waiver of notice.
3.13   Organization.   At each meeting of the Board, the Chairman or, in the absence of the Chairman, the Vice Chairman or, in the absence of or if there is no Vice Chairman, the Chief Executive Officer or, in the absence of the Chairman, the Vice Chairman and the Chief Executive Officer, another Director selected by the Board shall preside. The Secretary shall act as secretary at each meeting of the Board. If the Secretary is absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.
3.14   Quorum of Directors.   The presence in person of a majority of the total members of the Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.
3.15   Action by Majority Vote.   Except as otherwise expressly required by these By-laws, or the Certificate of Formation, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board; provided, that to the extent one or more Directors recuses himself or herself from an act, the act of a majority of the remaining Directors then in office shall be the act of the Board.
3.16   Action Without Meeting.   Unless otherwise restricted by these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee.

ARTICLE 4
COMMITTEES OF THE BOARD
The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may, by resolution, adopt charters for one or more of such committees. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. No committee shall fill vacancies on, or designate alternate members of, such committee except to the extent permitted by the TBOC. Any such committee, to the extent permitted by the TBOC, and to the extent provided in the resolution of the Board designating such committee or the charter for such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board. The Board may remove any Director from any committee at any time if the Board determines such removal is in the best interests of the Corporation. Unless the Board provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board provides otherwise, each committee designated by the Board may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3.
ARTICLE 5
OFFICERS
5.1   Positions; Election.   The officers of the Corporation shall be a Chairman, Vice Chairman, Chief Executive Officer, President, Vice Presidents, Secretary, Treasurer and any other officers as the Board may elect from time to time, who shall exercise such powers and perform such duties as shall be determined by the Board from time to time. Any number of offices may be held by the same person.
5.2   Term of Office.   Each officer of the Corporation shall hold office until such officer’s successor is elected and qualifies or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer may be removed at any time with or without cause by the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board. The election or appointment of an officer shall not of itself create contract rights.
5.3   Chairman.   The Chairman shall preside at all meetings of the Shareholders and at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board. In addition to the responsibilities, powers and duties of the Chairman, an Executive Chairman (if there be one) shall exercise such powers and perform such other duties as shall be determined from time to time by the Board and may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed.
5.4   Vice Chairman.   The Vice Chairman (if there be one) shall preside at all meetings of the Shareholders and at all meetings of the Board at which the Chairman is not present and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.
5.5   Chief Executive Officer.   The Chief Executive Officer shall have general supervision over, and direction of, the business and affairs of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board. The Chief Executive Officer shall preside at all meetings of the Shareholders and at all meetings of the Board at which the Chairman and the Vice Chairman (if there be one) are not present. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed and, in general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may be determined from time to time by the Board.
5.6   President.   The President shall have duties incident to the office of President, and any other duties as may from time to time be assigned to the President by the Chief Executive Officer (if the President and Chief Executive Officer are not the same person) or the Board and subject to the control of the Chief Executive Officer (if the President and Chief Executive Officer are not the same person) and the Board in each case. The President shall preside at all meetings of the Shareholders at which the Chairman, the Vice Chairman (if there be one) and the Chief Executive Officer are not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed.
5.7   Vice Presidents.   Vice Presidents shall have the duties incident to the office of Vice President and any other duties that may from time to time be assigned to the Vice President by the Chief Executive Officer, the President or the Board. A Vice President shall preside at all meetings of the Shareholders at which the Chairman, the Vice Chairman (if there be one), the Chief Executive Officer and the President are not present. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed.
5.8   Secretary.   The Secretary shall attend all meetings of the Board and of the Shareholders, record all the proceedings of the meetings of the Board and of the Shareholders in a book to be kept for that purpose and perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Shareholders and perform such other duties as may be prescribed by the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary or an Assistant Secretary shall have authority to affix the same on any instrument that may require it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the Executive Chairman, Chief Executive Officer, President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, see that the reports, statements and other documents required by applicable law are properly kept and filed and, in general, perform all duties incident to the office of secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board, the Chief Executive Officer or the President.
5.9   Treasurer.   The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board, against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed, regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation, have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same, render to the Chief Executive Officer, the President or the Board, whenever the Chief Executive Officer, the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation, disburse the funds of the Corporation as ordered by the Board and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board, the Chief Executive Officer or the President.

5.10   Assistant Secretaries and Assistant Treasurers.   Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board, the Chief Executive Officer or the President.
ARTICLE 6
GENERAL PROVISIONS
6.1   Certificates Representing Shares.   The shares of stock of the Corporation shall be represented by certificates or all of such shares shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. If shares are represented by certificates (if any) such certificates shall be in the form approved by the Board. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the Chairman, the Chief Executive Officer, the President or any Vice President, and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.
6.2   Transfer and Registry Agents.   The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.
6.3   Lost, Stolen or Destroyed Certificates.   The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
6.4   Form of Records.   Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.
6.5   Seal.   The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.
6.6   Fiscal Year.   The fiscal year of the Corporation shall be determined by the Board.
6.7   Amendments.   These By-laws may be altered, amended or repealed in accordance with the Certificate of Formation and the TBOC.
6.8   Conflict with Applicable Law or Certificate of Formation.   These By-laws are adopted subject to any applicable law and the Certificate of Formation. Whenever these By-laws may conflict with any applicable law or the Certificate of Formation, such conflict shall be resolved in favor of such law or the Certificate of Formation.